AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 9, 2006

                                                    1933 Act File No. 333-129693
                                                     1940 Act File No. 811-21833


                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    Form N-2

           [ ] REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                        [X] Pre-Effective Amendment No. 1
                                                       ----
                        [ ] Post-Effective Amendment No. ___

                                       and

       [ ] REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                              [ X ] Amendment No. 1
                                                 --

                     RMK Multi-Sector High Income Fund, Inc.
      (Exact Name of Registrant as Specified in Articles of Incorporation)

                               Morgan Keegan Tower
                               Fifty Front Street
                            Memphis, Tennessee 38103
                    (Address of Principal Executive Offices)

                                 (901) 524-4100
              (Registrant's Telephone Number, including Area Code)

                               Charles D. Maxwell
                               Morgan Keegan Tower
                               Fifty Front Street
                            Memphis, Tennessee 38103
                     (Name and Address of Agent for Service)

                          Copies of Communications to:

                              Arthur J. Brown, Esq.
                   Kirkpatrick & Lockhart Nicholson Graham LLP
                   1800 Massachusetts Avenue, N.W., 2nd Floor
                            Washington, DC 20036-1800

                               John A. Good, Esq.
                             Bass, Berry & Sims PLC
                          100 Peabody Place, Suite 900
                                Memphis, TN 38103


Approximate Date of Proposed Public Offering:

     As soon as practicable after the effective date of this Registration Statement

If any of the securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. [ ]

It is proposed that this filing will become effective (check appropriate box) [ ] when declared effective pursuant to section 8(c).


        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

--------------------------------------------------------------------------------
                                    Proposed        Proposed
    Title of      Amount Being       Maximum         Maximum        Amount of
   Securities      Registered    Offering Price     Aggregate     Registration
Being Registered     (1)(2)         Per Unit        Offering         Fee(3)
                                                    Price(2)
--------------------------------------------------------------------------------
  Common Stock       100,000         $15.00        $1,500,000        $176.55
--------------------------------------------------------------------------------

(1) Includes shares that may be offered to underwriters pursuant to an option to cover over-allotments.
(2)  Estimated solely for the purpose of calculating the registration fee.
(3)  Previously paid.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment that specifically states this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

HE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY
NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.


                  SUBJECT TO COMPLETION, DATED JANUARY 9, 2006


PROSPECTUS

                                             SHARES


                    RMK MULTI-SECTOR HIGH INCOME FUND, INC.
                                 COMMON SHARES
                                $15.00 PER SHARE
                            ------------------------
     THE FUND. RMK Multi-Sector High Income Fund, Inc. (the "Fund") is a newly organized, diversified, closed-end management investment company. Morgan Asset Management, Inc. (the "Adviser") will serve as the Fund's investment adviser.

     INVESTMENT OBJECTIVES. The Fund's primary investment objective is to seek a high level of current income. The Fund seeks capital growth as a secondary investment objective when consistent with its primary investment objective.


     NO PRIOR TRADING HISTORY. Because the Fund is newly organized, its shares have no history of public trading. Shares of closed-end management investment companies frequently trade at prices lower than their net asset value. The risk of loss due to this discount may be greater for initial investors expecting to sell their shares in a relatively short period after completion of the initial public offering. Shares of the Fund's common stock ("common shares") are expected to be listed on the New York Stock Exchange under the trading or "ticker" symbol "RHY."



     INVESTMENT POLICIES. The Fund will seek to achieve its investment objectives by investing in a diversified portfolio consisting primarily of debt securities that the Adviser believes offer attractive yield and capital appreciation potential. The Adviser will employ an active management approach that will emphasize the flexibility to allocate Fund assets across a wide range of asset categories. The Fund will invest in a wide range of debt securities that may include, but is not limited to, corporate bonds, mortgage- and asset-backed securities, convertible debt securities and distressed securities, including securities of companies in bankruptcy reorganization proceedings or otherwise in the process of debt restructuring. The Fund intends to focus its investments in below investment grade securities. Under normal market conditions, the Fund anticipates that it


                                                   (continued on following page)
                            ------------------------

     THE FUND'S ANTICIPATED INVESTMENT OF A MAJORITY OF ITS TOTAL ASSETS IN BELOW INVESTMENT GRADE DEBT SECURITIES AND ITS EXPECTED USE OF LEVERAGE INVOLVE A HIGH DEGREE OF RISK. STOCKHOLDERS CAN LOSE SOME OR ALL OF THEIR INVESTMENT. SEE "RISKS" BEGINNING ON PAGE 26 OF THIS PROSPECTUS.


     NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                            ------------------------


                                                                                    TOTAL ASSUMING FULL
                                                                                        EXERCISE OF
                                                PER SHARE         TOTAL          OVER-ALLOTMENT OPTION(1)
                                                ---------      ------------      -------------------------
Public offering price.........................   $15.000       $                       $
Sales load(2).................................   $ 0.675       $                       $
Estimated offering expenses(3)................   $ 0.050       $                       $
Proceeds to the Fund..........................   $14.275       $                       $


------------


(1) The underwriters have the option to purchase up to additional common shares at the public offering price, less the sales load, within 45 days from the date of this Prospectus to cover over-allotments.


(2) The Adviser has agreed to pay certain additional compensation to Morgan Keegan & Company, Inc. The total amount of additional compensation will not exceed 4.5% of the total price to the public of the common shares sold in this offering. See "Underwriting."


(3)  The aggregate expenses of the offering paid by the Fund will be no more
     than $    ($    assuming full exercise of the over-allotment option), which represents $0.05 per common share issued. The Adviser has agreed to pay the Fund's organizational expenses and to pay offering costs (other than the sales load) that exceed $0.05 per common share.

                            ------------------------

                         MORGAN KEEGAN & COMPANY, INC.



OPPENHEIMER & CO.           RBC CAPITAL MARKETS                  STIFEL NICOLAUS




                         SUNTRUST ROBINSON HUMPHREY

BB&T CAPITAL MARKETS        STEPHENS INC.         WEDBUSH MORGAN SECURITIES INC.


                            ------------------------


                THE DATE OF THIS PROSPECTUS IS JANUARY   , 2006

(continued from cover page)


will invest at least 50% of its total assets in below investment grade securities. The Fund may invest up to 20% of its total assets in distressed securities, which include securities: issued by a company in a bankruptcy reorganization proceeding; subject to some other form of public or private debt restructuring; otherwise in default or in significant risk of being in default as to the payment of interest or repayment of principal; or trading at prices substantially below other below investment grade debt securities of companies in similar industries. While the Fund intends to focus its investments in below investment grade securities, it maintains the flexibility to invest up to 50% of its total assets in investment grade securities, to take advantage of market and value opportunities. The Fund may invest up to 30% of its total assets in equity securities of both domestic and foreign issuers. The Fund may also invest up to 15% of its total assets in a combination of foreign debt and foreign equity securities (so long as the total assets invested in foreign equity securities do not cause the Fund to exceed its 30% limitation on equity securities generally). Because the Fund's investments are expected to be concentrated in below investment grade debt securities, the Fund will be subject to the risks of such securities. Below investment grade debt securities are commonly referred to as "junk bonds" and are considered speculative with respect to an issuer's capacity to pay interest and repay principal. They involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher-rated debt securities. There can be no assurance that the Fund will achieve its investment objectives.



     LEVERAGE. The Fund may use leverage through bank borrowings, reverse repurchase agreements or other transactions involving indebtedness or through the issuance of preferred stock. The Fund currently intends to use leverage through borrowings in an amount equal to approximately 30% of its total assets but may leverage up to 33 1/3% of its total assets (in each case including the amounts obtained through leverage). The Fund may vary its use of leverage in response to changing market conditions, and there is no guarantee that the Fund will meet its current intentions concerning use of leverage. The Fund may significantly reduce or cease its use of leverage for a period of time if it believes that the costs of leverage either would exceed the return that it anticipates on the securities purchased with the leverage proceeds or would require investment in securities with a higher risk profile than is desirable. The Fund will not use leverage if it anticipates that a leveraged capital structure would result in a lower return to stockholders than it could obtain over time without leverage. Leverage creates an opportunity for increased income and capital appreciation for stockholders, but at the same time it involves a high degree of risk. There can be no assurance that a leveraging strategy will be successful during any period in which it is used. Since the Adviser's fees are based upon a percentage of the Fund's Managed Assets (as defined herein), which include the proceeds of leverage, the Adviser's fees will be higher if the Fund is leveraged. Therefore, the Adviser will have a financial incentive to leverage the Fund, which may create a conflict of interest between the Adviser and the stockholders. See "Leverage" and "Risks -- Leverage Risk."



     The underwriters expect to deliver the common shares to purchasers on or
about January   , 2006.



     You should read this Prospectus, which contains important information about the Fund that you should know before deciding whether to invest, and retain it
for future reference. A Statement of Additional Information, dated January   ,
2006, containing additional information about the Fund, has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference in its entirety into this Prospectus, which means that it is part of this Prospectus for legal purposes. You may request a free copy of the Statement of Additional Information, the table of contents of which is on page 45 of this Prospectus, by calling 1-800-564-2113, by accessing the Fund's website (http://rmkfunds.com) or by writing to the Fund. You can review and copy documents the Fund has filed at the SEC's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information. The SEC charges a fee for copies. You can get the same information free from the SEC's website (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.


     The Fund's common shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

                               TABLE OF CONTENTS


                                                               PAGE
                                                               ----
Prospectus Summary..........................................     1
Summary of Fund Expenses....................................    14
The Fund....................................................    15
Use of Proceeds.............................................    15
The Fund's Investments......................................    15
Leverage....................................................    24
Risks.......................................................    26
Management of The Fund......................................    33
Distributions...............................................    35
Closed-End Fund Structure...................................    37
Tax Matters.................................................    38
Net Asset Value.............................................    39
Description of Shares.......................................    40
Certain Anti-Takeover Provisions in the Fund's Amended and
  Restated Articles of Incorporation and By-Laws............    40
Underwriting................................................    42
Custodian and Transfer Agent................................    44
Legal Matters...............................................    44
Table of Contents of The Statement of Additional
  Information...............................................    45


                            ------------------------

     YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROSPECTUS. THE FUND HAS NOT, AND THE UNDERWRITERS HAVE NOT, AUTHORIZED ANY PERSON TO PROVIDE YOU WITH DIFFERENT INFORMATION. IF ANYONE PROVIDES YOU WITH DIFFERENT OR INCONSISTENT INFORMATION, YOU SHOULD NOT RELY ON IT. THE FUND IS NOT, AND THE UNDERWRITERS ARE NOT, MAKING AN OFFER TO SELL THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROSPECTUS IS ACCURATE AS OF ANY DATE OTHER THAN THE DATE ON THE FRONT OF THIS PROSPECTUS. THE FUND'S BUSINESS, FINANCIAL CONDITION AND PROSPECTS MAY HAVE CHANGED SINCE THE DATE OF THIS PROSPECTUS.


     Until February   , 2006 (25 days after the date of this Prospectus), all
dealers that buy, sell or trade the common shares, whether or not participating in this offering, may be required to deliver a Prospectus. This is in addition to the dealer's obligation to deliver a Prospectus when acting as an underwriter and with respect to their unsold allotments or subscriptions.

                               PROSPECTUS SUMMARY


     THIS IS ONLY A SUMMARY. THIS SUMMARY DOES NOT CONTAIN ALL OF THE INFORMATION THAT YOU SHOULD CONSIDER BEFORE INVESTING IN THE SHARES OF THE FUND'S COMMON STOCK ("COMMON SHARES"). YOU SHOULD REVIEW THE MORE DETAILED INFORMATION CONTAINED IN THIS PROSPECTUS AND IN THE STATEMENT OF ADDITIONAL INFORMATION, ESPECIALLY THE INFORMATION SET FORTH UNDER THE HEADING "RISKS" BEGINNING ON PAGE 26 OF THIS PROSPECTUS.

 THE FUND......................   RMK Multi-Sector High Income Fund, Inc. (the
                                 "Fund") is a newly organized, diversified, closed-end management investment company. Morgan Asset Management, Inc. (the "Adviser") will serve as the Fund's investment adviser. The Fund's principal office is located at Fifty North Front Street, Memphis, Tennessee 38103, and its telephone number is 1-800-564-2113.


THE OFFERING..................   The Fund is offering common shares at an
                                 initial public offering price of $15.00 per share through a group of underwriters (the
                                 "Underwriters") led by Morgan Keegan & Company,
                                 Inc. ("Morgan Keegan"). An investor must purchase at least 100 common shares ($1,500) in order to participate in this offering. The Fund has given the Underwriters an option to purchase up to additional common shares at the public offering price, less the sales load, within 45 days from the date of this Prospectus to cover over-allotments. The Adviser has agreed to pay the Fund's organizational expenses and to pay offering costs (other than the sales load) that exceed $0.05 per common share.



                                 The Fund anticipates that it will limit its offering to 24,000,000 common shares, not including any exercise by the Underwriters of their over-allotment option. See
                                 "Underwriting."


INVESTMENT OBJECTIVES.........   The Fund's primary investment objective is to
                                 seek a high level of current income. The Fund seeks capital growth as a secondary investment objective when consistent with its primary investment objective. There can be no assurance that the Fund will achieve its investment objectives. The Fund's board of directors (the
                                 "Board") may change the Fund's investment objectives without stockholder approval.


INVESTMENT PHILOSOPHY AND
PROCESS.......................   The Adviser's investment approach is driven by
                                 a strong value-oriented philosophy. The Adviser concentrates on identifying specific sectors, or asset categories, and securities that present the most attractive combination of current income and principal performance relative to alternative investments. Typically, these sectors include below investment grade corporate bonds, investment grade corporate bonds, medium- and lower- rated mortgage-backed securities, commercial mortgages, preferred stocks, and other asset-backed securities. This
                                 "value-investing" approach generally emphasizes the analysis and selection of individual securities over attempting to forecast macro-economic trends or interest rate movements. The Adviser will employ an active management approach that will emphasize the flexibility to allocate Fund assets across a wide range of asset categories. The Adviser believes that the opportunity to invest in a diverse set of assets will contribute to improved yield or total return and a less volatile net asset value for the Fund than would result from investment in a single sector of the debt market.



INVESTMENT POLICIES...........   The Fund will seek to achieve its investment
                                 objectives by investing in a diversified portfolio consisting primarily of debt securities that the Adviser believes offers attractive yield and capital appreciation potential. These securities may include, but are not limited to, corporate bonds, mortgage- and asset-backed securities, convertible debt securities and distressed securities, including securities of companies in bankruptcy reorganization proceedings or otherwise in the process of debt restructuring.



                                 The Fund intends to focus its investments in below investment grade securities. Under normal market conditions, the Fund anticipates that it will invest at least 50% of its total assets in below investment grade securities. Below investment grade debt securities are rated Ba1 or lower by Moody's Investors Service, Inc. ("Moody's"), BB+ or lower by Standard & Poor's Ratings Group ("S&P"), comparably rated by another nationally recognized statistical rating organization (each a "rating agency") or, if unrated, determined by the Adviser to be of comparable quality. Below investment grade debt securities are commonly referred to as "junk bonds" and are considered speculative with respect to an issuer's capacity to pay interest and repay principal. They involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher-rated debt securities. The Fund may invest up to 20% of its total assets in distressed securities, which include securities: issued by a company in a bankruptcy reorganization proceeding; subject to some other form of public or private debt restructuring; otherwise in default or in significant risk of being in default as to the payment of interest or repayment of principal; or trading at prices substantially below other below investment grade debt securities of companies in similar industries. Distressed securities are generally rated Ca1 or lower by Moody's or CC+ or lower by S&P, comparably rated by another rating agency or are unrated but considered by the Adviser to be of comparable quality.



                                 While the Fund intends to focus its investments in below investment grade securities, i.e., it will normally have the majority of its assets in those investments, it maintains the flexibility to invest up to 50% of its total assets in investment grade securities, to take advantage of market and value opportunities. Investment grade debt securities are securities of medium- to high-quality that are rated Baa3 or higher by Moody's, BBB- or higher by S&P or within one of the four highest ratings classes of another rating agency or, if unrated, are determined by the Adviser to be of comparable quality. The Fund will seek to maintain an average effective portfolio maturity of between 3 and 15 years for the fixed income securities in its portfolio.



                                 The Fund may invest up to 30% of its total assets in equity securities in both domestic and foreign issuers. The Fund may also invest up to 15% of its total assets in a combination of foreign debt and foreign equity securities (so long as the total assets invested in foreign equity securities do not cause the Fund to exceed its 30% limitation on equity securities generally). The Fund anticipates that all foreign securities it holds will be denominated in U.S. dollars.


                                 The Fund may also invest in other securities providing the potential for high income or a combination of high income and capital growth if the Adviser expects to achieve the Fund's objectives with such investments.


                                 In unusual market conditions, the Fund may temporarily invest up to 100% of its assets in securities issued or guaranteed by the U.S. government or its instrumentalities or agencies, short-term debt securities and cash or cash equivalents as a defensive tactic. To the extent the Fund uses this strategy, its investment returns and distributions to its holders of common shares ("common stockholders") may decrease and it will not achieve its investment objectives during this period.



                                 The Fund's annual portfolio turnover rate may vary greatly from year to year. Although the Fund cannot accurately predict its annual portfolio turnover rate, it is not expected to exceed 60% under normal circumstances. However, portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. A higher turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in the Fund's realization of net short-term capital gains that, when distributed to common stockholders, will be taxable as ordinary income. See "The Fund's Investments -- Portfolio Turnover" and "Tax Matters."



USE OF LEVERAGE BY THE FUND...   The Fund may use leverage through bank
                                 borrowings, reverse repurchase agreements or other transactions involving indebtedness or through the issuance of shares of preferred stock ("preferred shares"). The Fund currently intends to leverage its portfolio through the use of a credit facility in an amount equal to approximately 30% of its total assets but may leverage up to 33 1/3% of its total assets (in each case including the amounts obtained through leverage). Under the Investment Company
                                 Act of 1940, as amended, and the rules and regulations thereunder (collectively, the "1940
                                 Act"), the Fund may borrow an amount up to 33 1/3% of its total assets (including the amounts obtained through leverage). The Fund may vary its use of leverage in response to changing market conditions, and there is no guarantee that the Fund will meet its current intentions concerning the use of leverage. The
                                 Fund may significantly
                                 reduce or cease its use of leverage if it believes that the costs of leverage either would exceed the return that it anticipates on the securities purchased with the leverage proceeds or would require investment in securities with a higher risk profile than is desirable. The Fund will not use leverage if it anticipates that a leveraged capital structure would result in a lower return to common stockholders than the Fund could obtain over time without leverage. Leverage creates an opportunity for increased income and capital appreciation for common stockholders, but at the same time involves a high degree of risk.
                                 There can be no assurance that a leveraging strategy will be utilized or that it will be successful during any period in which it is used. See "Leverage" and "Risks -- Leverage
                                 Risk."



                                 Since the Adviser's fees for investment
                                 management and administrative services are based upon a percentage of the Fund's Managed Assets (as defined below), the Adviser's fees will be higher if the Fund is leveraged. Therefore, the Adviser will have a financial incentive to leverage the Fund, which may create a conflict of interest between the Adviser and the common stockholders.



INVESTMENT ADVISER AND
ADMINISTRATOR.................   The Adviser will be responsible for the
                                 investment of the Fund's assets in accordance with the Fund's investment objectives and policies. The Adviser will make all investment decisions for the Fund, subject to oversight by the Board. The Fund will pay the Adviser a monthly fee for its investment management services at an annual rate equal to 0.65% of the Fund's average daily total assets
                                 (including any assets attributable to any leverage) minus liabilities other than the aggregate indebtedness entered into for purposes of leverage ("Managed Assets"). The
                                 Adviser will also be responsible for providing certain administrative services for the Fund.
                                 The Fund will pay the Adviser a monthly fee at an annual rate equal to 0.15% of the Fund's average daily Managed Assets for those administrative services.


                                 Day-to-day management of the Fund's portfolio will be the responsibility of a team led by James C. Kelsoe, Jr., CFA. Mr. Kelsoe joined the Adviser in 1991 and has been in the investment business since 1986. The team manages three open-end funds and three closed-end funds that also invest primarily in fixed-income securities.


                                 The Adviser, located at 417 North 20th Street, Suite 1500, Birmingham, Alabama 35203, is a wholly-owned subsidiary of MK Holding, Inc., which is a wholly-owned subsidiary of Regions Financial Corporation. Regions Financial Corporation, a New York Stock Exchange-listed financial holding company, provides commercial and retail banking and other financial services in the areas of investment banking, asset management, mutual funds, trusts, securities brokerage, insurance, leasing and mortgage banking. The Adviser serves as investment adviser to the $6 billion Regions Morgan Keegan Select family of funds, which consists of five equity funds, one balanced fund, five bond funds, one tax-exempt bond fund, two money market funds and three other closed-end funds. The Adviser also oversees $14 billion in separately managed accounts. The Adviser or its predecessors have been managing assets for registered investment companies since 1986. As of November 30, 2005, the Adviser and its affiliates had more than $20 billion in total assets under management.


DISTRIBUTIONS.................   The Fund intends to distribute to its common
                                 stockholders all or a portion of its net investment income monthly and net realized capital gains, if any, at least annually. The
                                 Fund expects that it will commence paying dividends within 90 days of the date of this Prospectus. At times, in order to maintain a stable level of distributions, the Fund may distribute less than all of its net investment income or distribute accumulated undistributed income, if any, in addition to current net investment income.

                                 Unless a common stockholder elects to receive dividend and capital gain distributions in cash, the distributions will be used to purchase additional common shares of the Fund. See "Distributions -- Dividend Reinvestment Plan."


LISTING.......................   Currently, there is no public market for the
                                 Fund's common shares. However, the Fund expects to list its common shares on the New York Stock
                                 Exchange ("NYSE") under the trading or "ticker" symbol "RHY."



CUSTODIAN AND TRANSFER
AGENT.........................   The Fund will engage State Street Bank and
                                 Trust Company, N.A. ("State Street") to serve as its custodian and Computershare Shareholder
                                 Services, Inc. and EquiServe Trust Company,
                                 N.A. (together "Computershare") to serve as its transfer agent, registrar, dividend disbursement agent and agent for the Fund's dividend reinvestment plan. See "Custodian and Transfer Agent."



MARKET PRICE OF COMMON
SHARES........................   Common shares of closed-end management
                                 investment companies frequently trade at market prices lower than their net asset value. This characteristic is separate and distinct from the risk that the Fund's net asset value could decrease as a result of investment activities.
                                 The Fund cannot assure stockholders that its common shares will trade at a market price higher than or equal to net asset value. The
                                 Fund's net asset value will be reduced
                                 immediately following this offering by the sales load and the amount of the organizational and offering expenses paid by the Fund. Both the net asset value and the market price of the Fund's common shares may be affected by such factors as leverage, dividends (which are in turn affected by expenses) and dividend stability, portfolio credit quality, liquidity, market supply and demand and interest rate movements. Investors should not purchase common shares if they intend to sell them shortly after purchase. See "Closed-End Fund
                                 Structure."


RISKS.........................   GENERAL.  The Fund is a diversified, closed-end
                                 management investment company designed
                                 primarily as a long-term
                                 investment vehicle and not as a trading tool.
                                 Because the Fund expects to invest a majority of its assets in below investment grade debt securities, investment in the Fund's common shares involves a high degree of risk. The Fund should not constitute a complete investment program for any investor. Due to the uncertainty in all investments, there can be no assurance that the Fund will achieve its investment objectives.


                                 NEWLY ORGANIZED. The Fund is newly organized and therefore has no operating history or history of public trading.

                                 INVESTMENT RISK. An investment in the Fund is subject to investment risk, including the risk of loss of the entire principal that a common stockholder invests. At any point in time, the Fund's common shares may be worth less than the amount originally paid for them, even after taking into account the reinvestment of dividends and other distributions. An investment in the Fund's common shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably.

                                 VALUE INVESTING RISK. The Fund focuses its investments on securities that the Adviser believes are undervalued or inexpensive relative to other investments. These types of securities may present risks in addition to the general risks associated with investing in them. These securities generally are selected on the basis of an issuer's business and economic fundamentals relative to current market price. Such securities are subject to the risk of misestimating certain fundamental factors. In addition, during certain time periods, market dynamics may favor "growth" securities over "value" securities. Disciplined adherence to a "value" investment mandate during such periods can result in significant underperformance relative to overall market indices and other managed investment vehicles that pursue growth style investments and/or flexible style mandates.

                                 STOCK MARKET RISK. Because the Fund expects to list its common shares on the NYSE and may invest in stocks of U.S. and foreign companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities such as U.S. government securities and corporate bonds. These fluctuations are typically in response to changes in the particular issuer's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of an issuer may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.



                                 MANAGEMENT RISK. The Fund is subject to
                                 management risk because it has an actively managed investment portfolio. The Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce desired results.

                                 LEVERAGE RISK. Leverage creates an opportunity for an increased return to common stockholders, but it is a speculative technique because it increases the Fund's exposure to capital risk. Unless the income and capital appreciation, if any, on securities acquired with borrowed funds or other leverage proceeds exceed the costs of the leverage, the use of leverage will diminish the investment performance of the common shares. There is no assurance that the use of a leveraging strategy will increase stockholder returns during any period in which it is used. Use of leverage may increase the likelihood that the net asset value of the Fund and market value of its common shares will be more volatile, and the yield and total return to common stockholders will tend to fluctuate more in response to changes in interest rates.


                                 If the Fund uses leverage, its expenses will increase. Borrowing costs include interest payments on any borrowings and other fees in connection with borrowing (such as loan syndication fees or commitment and administrative fees in connection with a line of credit). The Fund might also be required to maintain minimum average balances with a bank lender, which, along with the other fees mentioned above, would increase the cost of borrowing over the stated interest rate. The issuance of preferred shares would involve offering expenses and other costs, including dividend payments, which would be borne indirectly by the common stockholders. Increases in interest rates on borrowings and short-term debt or in the dividend rates on any preferred shares issued could reduce cash available for dividends on common shares.


                                 In addition, borrowings pursuant to credit agreements may result in the Fund being subject to certain covenants, such as those relating to asset coverage and portfolio composition that may affect the Fund's ability to pay dividends and other distributions on common shares in certain instances. The Fund may also be required to pledge its assets to the lenders in connection with certain types of borrowings.

                                 CREDIT RISK. Credit risk refers to an issuer's ability to make payments of principal and interest when they are due. Lower grade securities may experience high default rates, which could mean that the Fund may lose some or all of its investments in such securities. If this occurs, the Fund's net asset value and ability to pay dividends to common stockholders would be adversely affected.

                                 INTEREST RATE AND RELATED RISKS. Interest rate risk is the risk that debt securities will decline in value because of changes in market interest rates. Generally, when market interest rates rise, the value of debt securities decline, and vice versa. The Fund's investment in such securities means that the net asset value of the Fund and market price of the common shares will tend to decline if market interest rates rise. During periods of rising interest rates, the average life of certain types of securities in which the Fund will invest may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration (the estimated period until principal and interest are paid in full) and reduce the value of the security.
                                 This is known as extension risk. During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk. Lower-grade securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem a lower-grade obligation if the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. The prices of long-term debt obligations generally fluctuate more than prices of short-term debt obligations as interest rates change. Because the Fund will normally have an intermediate portfolio duration (i.e., a three- to fifteen-year time frame), the Fund's net asset value and market price per share will tend to fluctuate more in response to changes in market interest rates than if the Fund invested mainly in short-term debt securities.

                                 INFLATION/DEFLATION RISK. Inflation risk is the risk that the value of assets or income from the Fund's investments will be worth less in the future as inflation decreases the present value of payments at future dates. Deflation risk is the risk that prices throughout the economy may decline over time -- the opposite of inflation. Deflation may have an adverse affect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund's portfolio.

                                 BELOW INVESTMENT GRADE SECURITIES RISK. Below investment grade debt securities are commonly referred to as "junk bonds." Below investment grade securities are considered speculative with respect to an issuer's capacity to pay interest and repay principal and are susceptible to default or decline in market value due to adverse economic and business developments. These securities are less liquid than investment grade securities.


                                 DISTRESSED SECURITIES RISK.  Distressed
                                 securities frequently do not produce income while they are outstanding. The Fund may be required to incur certain extraordinary expenses in order to protect and recover its investment therein. Therefore, to the extent the Fund seeks capital appreciation through investment in distressed securities, its current income may be diminished. The Fund also will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied (e.g., through a liquidation of the obligor's assets, an exchange offer or plan of reorganization involving the distressed securities or a payment of some amount in satisfaction of the obligation). In addition, even if an exchange offer is made or a plan of reorganization is adopted with respect to distressed securities held by the Fund, there can be no assurance that the securities or other assets the Fund receives in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities the Fund receives upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of the Fund's participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of distressed securities, the Fund may be restricted from disposing of such securities.


                                 MORTGAGE-BACKED SECURITIES RISK.
                                 Mortgage-backed securities may have less potential for capital appreciation than comparable fixed-income securities, due to prepayment risk, which is the likelihood of increased prepayments of mortgages as interest rates decline. A mortgage-backed security's stated maturity may be shortened by unscheduled prepayments on the underlying mortgages, and, therefore, it is not possible to predict accurately the security's return to the Fund. If the Fund buys mortgage-backed securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which usually may be made at any time without penalty) may result in some loss of the Fund's principal investment to the extent of the premium paid. Alternatively, in a rising interest rate environment, the value of mortgage-backed securities may be adversely affected when payments on underlying mortgages do not occur as anticipated, resulting in the extension of the security's effective maturity and the related increase in interest rate sensitivity of a longer-term instrument. The value of mortgage-backed securities may also change due to shifts in the market's perception of issuers and regulatory or tax changes adversely affecting the mortgage securities markets as a whole. In addition, mortgage-backed securities are subject to the credit risk associated with the performance of the underlying mortgage properties. In certain instances, third-party guarantees or other forms of credit support can reduce the credit risk.


                                 ASSET-BACKED SECURITIES RISK. Payment of interest and repayment of principal on asset-backed securities may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds or other credit enhancements. Asset-backed security values may also be affected by the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables or the entities providing the credit enhancement. In addition, these securities may be subject to prepayment risk.

                                 CORPORATE BONDS RISK. The Fund's investments in corporate bonds are subject to a number of the risks described in this

                                 Prospectus, including management risk, interest rate risk, inflation risk, deflation risk, below investment grade securities risk, foreign securities risk and illiquid and restricted securities risks.


                                 EQUITY SECURITIES RISK. The value of U.S. and foreign equity securities in which the Fund invests will be affected by changes in the stock markets, which may be the result of domestic or international political or economic news, changes in interest rates or changing investor sentiment. At times, stock markets can be volatile and stock prices can change substantially. The general risks associated with equity securities are particularly pronounced for securities issued by companies with smaller market capitalizations as these companies may have limited product lines, markets or financial resources or may depend on a few key employees. As a result, issuers with smaller market capitalization may be subject to greater levels of credit, market and issuer risk. Equity securities risk will affect the Fund's net asset value per share, which will fluctuate as the value of the securities held by the Fund change.



                                 COMMON STOCK RISK. Although common stocks historically have generated higher average returns than fixed-income and other equity securities, common stocks also have experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, the prices of common stocks are sensitive to general movements in the stock market. A drop in the stock market may depress the price of common stocks held by the Fund or to which the Fund has exposure. In the event of a company's liquidation, the holders of its common stock have rights to its assets only after bondholders, other debt holders and preferred stockholders have been satisfied.


                                 PREFERRED STOCK RISK. Preferred stock has a preference over common stock in liquidation (and generally a preference as to the payment of dividends as well) but is subordinated to the liabilities of the issuer in all respects. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

                                 CONVERTIBLE SECURITIES RISK. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. As with all fixed-income securities, the market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis and thus may not decline in price to the same extent as the underlying common stock. Convertible securities generally rank senior to common stocks in an issuer's capital structure and consequently entail less risk than the issuer's common stock.

                                 U.S. GOVERNMENT SECURITIES RISK.  U.S.
                                 government securities generally do not involve the credit risks associated with investments in other types of debt securities, although, as a result, the yields available from U.S. government securities are generally lower than the yields available from corporate fixed-income securities. Like other debt securities, however, the values of U.S. government securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund's net asset value.


                                 MUNICIPAL SECURITIES RISK. The amount of public information available about the municipal securities in the Fund's portfolio may generally be less than that for corporate equity or debt securities. As a result, to the extent the Fund invests in municipal securities, its investment performance may be more dependent on the analytical abilities of the Adviser. The secondary market for municipal securities, particularly below investment grade municipal securities in which the Fund may invest, also tends to be less well-developed and less liquid than many other securities markets, which may adversely affect the Fund's ability to sell these securities from its portfolio at attractive prices. Some municipal securities are supported only by the revenue of a particular project or privately operated facility, and are not supported by the taxing power of any governmental entity.



                                 Municipal securities are also subject to a risk that natural disasters and terrorist attacks could cause substantial loss of life, damage the local economy and damage or destroy significant portions of the municipal infrastructure. These events, and measures taken to prevent them, may impose substantial costs on municipal budgets and hinder the issuer's ability to pay interest and repay principal on municipal securities.


                                 FOREIGN SECURITIES RISK. Foreign investments involve risks not typically associated with U.S. investments. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. Investments in foreign countries could be affected by factors not present in the United States, such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws and potential difficulties in enforcing contractual obligations. Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure and accounting standards or regulatory practices. This may make it harder to get accurate information about a security or issuer and increase the likelihood that the investment will not perform as well as expected. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities. These risks are more pronounced to the extent that the Fund invests a significant portion of its non-U.S. investments in one region or in the securities of emerging market issuers.

                                 ILLIQUID AND RESTRICTED SECURITIES RISKS.
                                 Illiquid securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. Market prices of illiquid securities generally are more volatile than those of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of illiquid securities. Illiquid securities are also more difficult to value, and the Adviser's judgment may play a greater role in the valuation process. Investment of the Fund's assets in illiquid securities may restrict the Fund's ability to take advantage of market opportunities. The risks associated with illiquid securities may be particularly acute in situations in which the Fund's operations require cash and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid securities. Restricted securities have contractual restrictions on their public resale, which may make it more difficult to value them, limit the Fund's ability to dispose of them and lower the amount the Fund could realize upon their sale.

                                 DERIVATIVES RISK. Even a small investment in derivatives can have a significant impact on the Fund's exposure to fluctuations in interest rates or currency exchange rates. If changes in a derivative's value do not correspond to changes in the value of the Fund's other investments, the Fund may not fully benefit from or could lose money on the derivative position. In addition, some derivatives involve risk of loss if the person who issued the derivative defaults on its obligation. Certain derivatives may be less liquid and more difficult to value than others.


                                 MARKET DISRUPTION RISK.  Some of the U.S.
                                 securities markets were closed for a four-day period as a result of the terrorist attacks on the World Trade Center and Pentagon on September 11, 2001. Terrorist attacks and related events may in the future lead to increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. The Fund cannot predict the effects of similar events in the future on the U.S. economy. Those events could also have an acute effect on individual issuers or related groups of issuers. Below investment grade debt securities tend to be more volatile than higher-rated debt securities so that these events and any actions resulting from them may have a greater impact on the prices and volatility of below investment grade debt securities than on higher-rated debt securities. A similar disruption of financial markets could adversely affect Fund service providers and the Fund's operations as well as interest rates, secondary trading, credit risk, inflation and other factors relating to its common shares.



                                 ANTI-TAKEOVER PROVISIONS. The Fund's Amended and Restated Articles of Incorporation ("Articles") and By-Laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund, to cause it to engage in certain transactions or to modify its structure. These provisions may be regarded as "anti-takeover" provisions. Such provisions could limit the ability of common stockholders to sell their shares at a premium over the then-current market price by discouraging a third party from seeking to obtain control of the Fund. See "Certain Anti-Takeover Provisions in the Fund's Amended and Restated Articles of Incorporation and By-Laws."


                                 For more information on the risks of investing in the Fund, see "Risks."

                            SUMMARY OF FUND EXPENSES

     The following table assumes leverage through borrowing or other transactions involving indebtedness in an amount equal to 30% of the Fund's total assets (including the amounts obtained through leverage) and shows Fund expenses as a percentage of net assets attributable to the Fund's common shares. Footnote 3 to the table also shows Fund expenses as a percentage of net assets attributable to the Fund's common shares, but assumes that the Fund does not utilize any form of leverage.

STOCKHOLDER TRANSACTION EXPENSES


Sales Load (as a percentage of offering price)..............   4.50%
Expenses Borne by the Fund (as a percentage of offering
  price)(1).................................................   0.33%
Dividend Reinvestment Plan Fees(2)..........................   None


ANNUAL EXPENSES(3)


                                                  PERCENTAGE OF NET ASSETS
                                                ATTRIBUTABLE TO COMMON SHARES
                                              (ASSUMES LEVERAGE IS OUTSTANDING)
                                              ---------------------------------

Management Fees.............................                0.93%
Interest Payments on Borrowed Funds(4)......                1.99%
Other Expenses(5)...........................                0.30%
Total Annual Expenses.......................                3.22%


---------------


(1) The Fund will bear expenses in connection with the offering in an amount up to $0.05 per common share. The Adviser has agreed to pay the Fund's organizational expenses and to pay offering costs (other than sales load) that exceed $0.05 per common share.



(2) Common stockholders will pay brokerage charges if they direct the plan agent to sell their common shares held in a dividend reinvestment account. See "Distributions -- Dividend Reinvestment Plan."


(3) The table presented in this footnote estimates what the Fund's annual expenses would be, stated as a percentage of the Fund's net assets attributable to common shares, if Fund does not utilize any form of leverage, as would be the case, for instance, prior to the Fund's expected borrowing.


                                                   PERCENTAGE OF NET ASSETS
                                                ATTRIBUTABLE TO COMMON SHARES
                                             ASSUMES NO LEVERAGE IS OUTSTANDING)
                                            ------------------------------------

ANNUAL EXPENSES
     Management Fees................................       0.65%
     Interest Payments on Borrowed Funds............       0.00%
     Other Expenses.................................       0.23%
     Total Annual Expenses..........................       0.88%



(4) Assumes leverage by borrowing in an amount equal to approximately 30% of the Fund's total assets (including the amounts obtained through leverage) at an interest rate of 4.65% per annum.



(5) "Other Expenses" are estimated based on the expenses expected for the Fund's first fiscal year of operations and include fees paid to the Adviser under the administration agreement.



     The purpose of the table above and the example below is to help investors understand the fees and expenses that they, as common stockholders, would bear directly or indirectly. As of the date of this Prospectus, the Fund has not commenced investment operations. The Other Expenses shown in the table and related footnote are based on estimated amounts for the Fund's first year of operations unless otherwise indicated and assume that the Fund issues approximately 20,000,000 common shares. If the Fund issues fewer common shares, all other things being equal, these expenses would increase. For additional information with respect to the Fund's expenses, see "Management of the Fund" and "Distributions -- Dividend Reinvestment Plan."

EXAMPLE:


     As required by SEC regulations, the following example illustrates the expenses (including the sales load of $45.00 and estimated offering costs of this offering of $3.33, which are incurred in the first year) that common stockholders would pay on a $1,000 investment in common shares, assuming (1) total annual expenses of 3.22% of net assets attributable to common shares and
(2) a 5% annual return:*




                                         1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                         ------   -------   -------   --------

Total Expenses Incurred.................   $80      $144      $211       $387


---------------

* The example assumes that the estimated Other Expenses set forth in the fee table are accurate and that all dividends and other distributions are reinvested at net asset value. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE ASSUMED. MOREOVER, THE FUND'S ACTUAL RATE OF RETURN MAY BE GREATER OR LESS THAN THE HYPOTHETICAL 5% RETURN SHOWN IN THE EXAMPLE.

                                    THE FUND

     The Fund is a newly-organized, diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized as a Maryland corporation on November 14, 2005. As a newly-organized entity, the Fund has no operating history. The Fund's principal office is located at Morgan Keegan Tower, Fifty Front Street, Memphis, Tennessee 38103, and its telephone number is 1-800-564-2113.

                                USE OF PROCEEDS


     The net proceeds of this offering will be approximately $
(or approximately $      assuming the Underwriters exercise the over-allotment
option in full)after payment of offering costs, which will be no more than $
($     assuming the Underwriters exercise the over-allotment option in full), and the deduction of the sales load. The Fund will pay its offering costs (other than sales load) up to $0.05 per common share. The Adviser has agreed to pay the Fund's organizational costs and to pay common share offering costs (other than sales load) that exceed $0.05 per common share. The Fund will invest the net proceeds of the offering in accordance with its investment objectives and policies as stated below. The Fund expects that there will be an initial investment period of up to three months following the completion of this common share offering before it is fully invested in accordance with its investment objectives and policies. Pending such investment, the Fund anticipates that all or a portion of the proceeds will be invested in U.S. government securities or high grade, short-term money market instruments, including shares of money market funds. See "The Fund's Investments."



     The Fund anticipates that it will limit its offering to 24,000,000 common shares, not including any exercise by the Underwriters of their over-allotment option. The Fund has given the Underwriters an option to purchase up to additional common shares at the public offering price, less the sales load, within 45 days from the date of this Prospectus to cover over-allotments.


                             THE FUND'S INVESTMENTS

INVESTMENT OBJECTIVES

     The Fund's primary investment objective is to seek a high level of current income. The Fund seeks capital growth as a secondary investment objective when consistent with its primary investment objective.

The Fund makes no assurance that it will achieve its investment objectives. The Fund's Board may change its investment objectives without stockholder approval.

INVESTMENT PHILOSOPHY AND PROCESS


     The Adviser's investment approach is driven by a strong value-oriented philosophy. The Adviser concentrates on identifying specific sectors, or asset categories, and securities that present the most attractive combination of current income and principal performance relative to alternative investments. Typically, these sectors include below investment grade corporate bonds, investment grade corporate bonds, medium- and lower- rated mortgage-backed securities, commercial mortgages, preferred stocks, and other asset-backed securities. This "value-investing" approach generally emphasizes the analysis and selection of individual securities over attempting to forecast macro-economic trends or interest rate movements. The Adviser will employ an active management approach that will emphasize the flexibility to allocate Fund assets across a wide range of asset categories.


     The Adviser's "bottom-up" strategy focuses on identifying special or unusual opportunities where the Adviser decides that the market perception of, or demand for, a credit or structure has created an undervalued situation. The analytical process concentrates on credit research, debt instrument structure and covenant protection. Generally, when investing in below investment grade debt securities, the Adviser will seek to identify issuers and industries that it believes are likely to experience stable or improving conditions. Specific factors considered in the research process may include general industry trends, cash flow generation capacity, asset valuation, other debt maturities, capital availability, collateral value and priority of payments.


     The Adviser's research team will search a broad array of asset categories or sectors to identify the most attractive relative value prospects. In addition to the traditional corporate debt markets, the Adviser will strategically utilize asset-backed securities, mortgage-backed securities and other structured finance vehicles as well as convertible debt securities, preferred stock and other equity securities. The Adviser believes that the opportunity to acquire a diverse set of assets will contribute to higher total returns and a less volatile net asset value for the Fund than would result from investing in a single sector of the debt market. The Adviser will sell securities that it believes no longer offer potentially better yield or total return than other available securities.


INVESTMENT POLICIES


     The Fund will seek to achieve its investment objectives by investing in a diversified portfolio consisting primarily of debt securities that the Adviser believes offer attractive yield and capital appreciation potential. These securities may include, but are not limited to, corporate bonds, mortgage-and asset-backed securities, convertible debt securities, distressed securities, including securities of companies in bankruptcy reorganization proceedings or otherwise in the process of debt restructuring, U.S. government and municipal obligations and foreign government obligations. The debt securities in which the Fund invests may have fixed or variable principal payments and all types of interest rate and reset terms, including fixed rate, floating rate, adjustable rate, zero coupon, contingent, deferred, and payment-in-kind features.



     The Fund intends to focus its investments in below investment grade securities. Under normal market conditions, the Fund anticipates that it will invest at least 50% of its total assets in below investment grade securities. Below investment grade debt securities are rated Ba1 or lower by Moody's, BB+ or lower by S&P, comparably rated by another rating agency or, if unrated, determined by the Adviser to be of comparable quality. Below investment grade debt securities are commonly referred to as "junk bonds" and are considered speculative with respect to an issuer's capacity to pay interest and repay principal. The Fund may invest up to 20% of the Fund's total assets in distressed securities, which include securities: issued by a company in a bankruptcy reorganization proceeding; subject to some other form of public or private debt restructuring; otherwise in default or in significant risk of being in default as to the payment of interest or repayment of principal; or trading at prices substantially below other below investment grade debt securities of companies in similar industries. Distressed securities are generally rated Ca1 or lower by Moody's or CC+ or lower by S&P, comparably rated by another rating agency or are unrated but considered by the Adviser to be of comparable quality.


     While the Fund intends to focus its investments in below investment grade securities, i.e., it will normally have the majority of its assets in those investments, it maintains the flexibility to invest up to 50% of its total assets in investment grade securities, to take advantage of market and value opportunities. Investment grade debt securities are securities of medium- to high-quality that are rated Baa3 or higher by Moody's, BBB- or higher by S&P or within one of the four highest ratings classes of another rating agency or, if unrated, are determined by the Adviser to be of comparable quality.



     The Fund may invest up to 30% of its total assets in equity securities of both domestic and foreign issuers. The Fund may also invest up to 15% of its total assets in a combination of foreign debt and foreign equity securities (so long as the total assets invested in foreign equity securities do not cause the Fund to exceed its 30% limitation on equity securities generally). The Fund anticipates that all foreign securities it holds will be denominated in U.S. dollars.



     The Fund may also invest in other securities providing the potential for high income or a combination of high income and capital growth if the Adviser expects to achieve the Fund's objectives with such investments.



     In unusual market conditions, the Fund may temporarily invest up to 100% of its assets in securities issued or guaranteed by the U.S. government or its instrumentalities or agencies, short-term debt securities and cash or cash equivalents as a defensive tactic. To the extent the Fund uses this strategy, its investment returns and distributions to its common stockholders may decrease and it will not achieve its investment objectives during this period.



     The Fund will seek to maintain an average effective portfolio maturity between 3 and 15 years. Effective maturity is the calculated maturity based on analytical factors that estimate the actual expected return of principal rather than the stated final maturity date of a security. For example, a mortgage-backed security may have a 30-year stated final maturity. However, given the expected periodic principal prepayments of that security, the effective maturity may be 10 years rather than the stated 30 years. The average effective portfolio maturity is the dollar-weighted average of effective maturities of the securities in the Fund's portfolio.


     The Fund currently intends to leverage its portfolio through the use of a credit facility representing approximately 30% of its total assets but may leverage up to 33 1/3% of its total assets (in each case including the amounts obtained through leverage).

     The types of debt and other securities in which the Fund may invest include, but are not limited to, the following:


     BELOW INVESTMENT GRADE SECURITIES, INCLUDING DISTRESSED SECURITIES. Below investment grade debt securities are securities rated Ba1 or lower by Moody's, BB+ or lower by S&P, or comparably rated by another rating agency or, if unrated, are determined to be of comparable quality by the Adviser. Below investment grade debt securities are commonly referred to as "junk bonds" and are considered speculative with respect to an issuer's capacity to pay interest and repay principal. Distressed securities are securities: issued by a company in a bankruptcy reorganization proceeding; subject to some other form of public or private debt restructuring; otherwise in default or in significant risk of being in default as to the payment of interest or repayment of principal; or trading at prices substantially below other below investment grade debt securities of companies in similar industries. Distressed securities are generally rated in the lower rating categories (Ca1 or lower by Moody's or CC+ or lower by S&P) or are unrated investments considered by the Adviser to be of comparable quality. At times, distressed securities may not produce current income. Although distressed securities are particularly speculative investments, the Adviser believes they provide the opportunity for enhanced income and capital appreciation.

     The ratings of a rating agency represent its opinion as to the credit quality of the debt securities it undertakes to rate and do not evaluate market risk. Ratings are not absolute standards of credit quality; consequently, debt securities with the same maturity, duration, coupon, and rating may have different yields. Rating agencies may fail to make timely changes in credit ratings and an issuer's current financial condition may be better or worse than a rating indicates. Appendix A to the Statement of Additional Information describes the various ratings assigned to debt securities by Moody's, S&P and Fitch Ratings.


     If a security satisfies the Fund's minimum rating criteria at the time of purchase and is subsequently downgraded below such rating, the Fund will not be required to dispose of such security. If a downgrade occurs, the Adviser will consider what action, including the sale of such security, is in the best interest of the Fund and its stockholders. The Fund's debt securities may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.


     Since the risk of default is higher for below investment grade securities than investment grade securities, the Adviser's research and credit analysis are an especially important part of managing securities of this type. The Adviser will attempt to identify those issuers of below investment grade securities whose financial conditions the Adviser believes are adequate to meet future obligations or have improved or are expected to improve in the future. The Adviser's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects and the experience and managerial strength of the issuer.


     INVESTMENT GRADE SECURITIES. Investment grade debt securities are securities of medium- to high-quality that are rated Baa3 or higher by Moody's, BBB- or higher by S&P or within one of the four highest ratings classes of another rating agency or, if unrated, are determined by the Adviser to be of comparable quality. Moody's deems securities rated in its fourth highest category (Baa) to have speculative characteristics; a change in economic factors could lead to a weakened capacity of the issuer to repay.

     MORTGAGE-BACKED SECURITIES. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property and include single- and multi-class pass-through securities and collateralized mortgage obligations. U.S. government mortgage-backed securities include mortgage-backed securities issued or guaranteed as to the payment of principal and interest (but not as to market value) by Ginnie Mae (also known as the Government National Mortgage Association), Fannie Mae (also known as the Federal National Mortgage Association), Freddie Mac (also known as the Federal Home Loan Mortgage Corporation) or other government-sponsored enterprises. Other mortgage-backed securities are issued by private issuers. Private issuers are generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. Payments of principal and interest (but not the market value) of such private mortgage-backed securities may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but with some form of non-government credit enhancement. Non-governmental mortgage-backed securities may offer higher yields than those issued by government entities, but may also be subject to greater price changes than governmental issues.

     Some mortgage-backed securities, such as collateralized mortgage obligations, make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Stripped mortgage-backed securities are created when the interest and principal components of a mortgage-backed security are separated and sold as individual securities. In the case of a stripped mortgage-backed security, the holder of the principal-only, or "PO," security receives the principal payments made by the underlying mortgage, while the holder of the interest-only, or "IO," security receives interest payments from the same underlying mortgage.

     Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties. These securities often have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities. In practice, however, unscheduled or early payments of principal and interest on the underlying mortgages may make the securities' effective maturity shorter than this, and the prevailing interest rates may be higher or lower than the current yield of the Fund's portfolio at the time the Fund receives the payments for reinvestment.

     ASSET-BACKED SECURITIES. Asset-backed securities represent direct or indirect participations in, or are secured by and payable from, pools of assets such as, among other things, motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, and receivables from revolving credit (credit card) agreements or a combination of the foregoing. These assets are securitized through the use of trusts and special purpose corporations. Credit enhancements, such as various forms of cash collateral accounts or letters of credit, may support payments of principal and interest on asset-backed securities. Although these securities may be supported by letters of credit or other credit enhancements, payment of interest and principal ultimately depends upon individuals paying the underlying loans or accounts, which payment may be affected adversely by general downturns in the economy. Asset-backed securities are subject to the same risk of prepayment described below with respect to mortgage-backed securities. The risk that recovery on repossessed collateral might be unavailable or inadequate to support payments, however, is greater for asset-backed securities than for mortgage-backed securities.

     CORPORATE BONDS. Corporate bonds are debt obligations issued by U.S. and foreign corporations and other business entities. Corporate bonds may be either secured or unsecured. Collateral used for secured debt includes, but is not limited to, real property, machinery, equipment, accounts receivable, stocks, bonds or notes. If a bond is unsecured, it is known as a debenture. Bondholders, as creditors, have a prior legal claim over common and preferred stockholders as to both income and assets of the corporation for the principal and interest due them and may have a prior claim over other creditors if liens or mortgages are involved. Interest on corporate bonds may be fixed rate, floating rate, adjustable rate, zero coupon, contingent, deferred, or have payment-in-kind features. Interest on corporate bonds is typically paid semi-annually and is fully taxable to the bondholder. Corporate bonds contain elements of both interest-rate risk and credit risk. The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates and may also be affected by the credit rating of the corporation, the corporation's performance and perceptions of the corporation in the marketplace. Corporate bonds usually yield more than government or agency bonds due to the presence of credit risk.

     EQUITY SECURITIES. Equity securities include common stocks, preferred stocks and convertible securities (each discussed below). The Fund may hold or have exposure to common stocks of issuers of any size (in terms of market capitalization or otherwise) and in any industry or sector.

     - COMMON STOCK. Common stock represents an equity ownership interest in a corporation, providing voting rights and entitling the holder to a share of the company's success through dividends and/or capital appreciation. In the event of liquidation, common stockholders have rights to a company's remaining assets after bond holders, other debt holders, and preferred stockholders have been paid in full. Typically, common stockholders are entitled to one vote per share to elect the company's board of directors (although the number of votes is not always directly proportionate to the number of shares owned). Common stockholders also receive voting rights regarding other company matters such as mergers and certain important company policies, such as issuing securities to management. In addition to voting rights, common stockholders sometimes enjoy what are called "preemptive rights." Preemptive rights allow common stockholders to maintain their proportional ownership in the company in the event that the company issues another offering of stock. This means that common stockholders with preemptive rights have the right but not the obligation to purchase as many new shares of the stock as it would take to maintain their proportional ownership in the company.

     - PREFERRED STOCK. Preferred stock represents an equity ownership interest in a corporation, but generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from liquidation of the company. Some preferred stock also entitles their holders to receive additional liquidation proceeds on the same basis as holders of a company's common stock. Some preferred stock offers a fixed rate of return with no maturity date. Because those preferred stock never mature, they act like long-term bonds, can be more volatile than other types of preferred stock and may have heightened sensitivity to changes in interest rates. Other preferred stock has a variable dividend, generally determined on a quarterly or other periodic basis, either according to a formula based upon a specified premium or discount to the yield on particular U.S. Treasury securities or based on an auction process, involving bids submitted by holders and prospective purchasers of such stocks. Because preferred stock represents an equity ownership interest in a company, its value usually will react more strongly than bonds and other debt instruments to actual or perceived changes in a company's financial condition or prospects or to fluctuations in the equity markets. Preferred stockholders generally have no voting rights or their voting rights are limited to certain extraordinary transactions or events.


     - CONVERTIBLE SECURITIES. Convertible securities include bonds, debentures, notes, preferred stocks and other securities that entitle the holder to acquire common stock or other equity securities of the same or a different issuer. Convertible securities have general characteristics similar to both debt and equity securities. A convertible security generally entitles the holder to receive interest or preferred dividends paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible obligations. Convertible securities generally rank senior to common stock in a corporation's capital structure and, therefore, generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a debt obligation. A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by the Fund is called for redemption, the Fund would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party, which may have an adverse effect on the Fund's ability to achieve its investment objectives. The price of a convertible security often reflects variations in the price of the underlying common stock in a way that non-convertible security may not. The value of a convertible security is a function of (i) its yield in comparison to the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (ii) its worth if converted into the underlying common stock.


     U.S. GOVERNMENT SECURITIES. U.S. government securities are those issued or guaranteed by the U.S. government or its agencies or instrumentalities, including U.S. Treasury securities that differ in their interest rates, maturities and times of issuance. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. government provides financial support to such U.S. government-sponsored agencies and instrumentalities, no assurance can be given that it will always do so since it is not so obligated by law.


     MUNICIPAL OBLIGATIONS. Municipal obligations generally include debt obligations issued to obtain funds for various public purposes as well as certain private activity bonds issued by or on behalf of public authorities. Municipal obligations are classified as general obligation bonds, revenue bonds and notes. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Notes are short-term instruments that are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Municipal obligations bear fixed, floating or variable rates of interest. Certain municipal obligations are subject to redemption at a date earlier than their stated maturity pursuant to call options, which may be separated from the related municipal obligations and purchased and sold separately. Because interest on municipal obligations is generally not taxable for federal income tax purposes, municipal securities typically have lower coupon interest rates than comparable fully-taxable instruments. The Fund may also acquire call options on specific municipal obligations to protect it from the issuer of the related municipal obligation redeeming, or other holder of the call option from calling away, the municipal obligation before maturity.



     FOREIGN SECURITIES. The Fund may invest in debt and equity securities of corporate, governmental and supra-national issuers located outside the United States, including issuers in developed and emerging markets. Foreign securities include securities issued or guaranteed by companies organized under the laws of countries other than the United States and securities issued or guaranteed by foreign governments, their agencies or instrumentalities and supra-national governmental entities, such as the World Bank. Foreign securities also include U.S. dollar-denominated debt obligations, such as "Yankee Dollar" obligations, of foreign issuers and of supra-national government entities. Yankee Dollar obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign corporations, banks and governments. Foreign securities also may be traded on foreign securities exchanges or in over-the-counter ("OTC") capital markets.


     PRIVATE PLACEMENTS. Securities sold in private placement transactions between their issuers and their purchasers are neither listed on an exchange nor traded in the OTC secondary market. In many cases, privately placed securities will be subject to contractual or legal restrictions on transfer. As a result of the absence of a public trading market, privately placed securities may in turn be less liquid and more difficult to value than publicly traded securities. Although privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales could, due to illiquidity, be less than those originally paid by the Fund or less than if such securities were more widely traded. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by the Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration.


     ILLIQUID AND RESTRICTED SECURITIES. Illiquid investments are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Investments currently considered by the Adviser to be illiquid include repurchase agreements not entitling the holder to repayment of principal and payment of interest within seven days, non-government stripped fixed-rate mortgage-backed securities, and OTC options. In the absence of readily available market quotations a committee appointed by the Fund's Board will price illiquid investments at a fair value as determined in good faith. Valuing illiquid securities typically requires greater judgment than valuing securities for which there is an active trading market. The market price of illiquid securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of illiquid securities. Investment of the Fund's assets in illiquid securities may restrict the Fund's ability to take advantage of market opportunities. The risks associated with illiquid securities may be particularly acute in situations in which the Fund's operations require cash and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid securities.


     The Fund may invest in restricted securities, which are securities that may not be sold to the public without an effective registration statement under the Securities Act of 1933 Act, as amended (the "1933 Act"). The restriction on public sale may make it more difficult to value such securities, limit the Fund's ability to dispose of them and lower the amount the Fund could realize upon their sale. Before they are registered, restricted securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. Rule 144A under the 1933 Act establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible securities held by the Fund, however, could affect adversely the marketability of such portfolio securities and the Fund might be unable to dispose of such securities promptly or at reasonable prices.


     DERIVATIVES. The Fund may, but is not required to, use various derivatives, including those described below, to earn income, facilitate portfolio management and mitigate risks. Such derivatives are generally accepted under modern portfolio management practices and are regularly used by closed-end management investment companies and other institutional investors. Although the Adviser seeks to use these practices to further the Fund's investment objectives, no assurance can be given that these practices will achieve that result. The Fund may purchase and sell derivative instruments such as exchange-listed and OTC put and call options on securities, financial futures, equity, fixed-income and interest rate indices, and other financial instruments. It may purchase and sell financial futures contracts and options thereon. Moreover, the Fund may enter into various interest rate transactions such as swaps, caps, floors or collars and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures or credit transactions and credit default swaps. The Fund may also purchase derivative instruments that combine features of several of these instruments. The Fund generally seeks to use derivatives as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for its portfolio, protect the value of its portfolio, facilitate the sale of certain securities for investment purposes, manage its effective interest rate exposure, protect against changes in currency exchange rates, manage the effective maturity or duration of its portfolio or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities. The Fund may use derivatives for non-hedging purposes to enhance potential gain, although no more than 5% of its net assets will be committed to initial margin and premiums for those positions.


     The investment techniques that the Fund may employ include, but are not limited to, the following:

     REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to the investment restrictions set forth herein. Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement by the Fund to repurchase the securities at an agreed upon price, date and interest payment or upon demand. The Fund's use of reverse repurchase agreements involves many of the same risks of leverage described under "Leverage" and "Risks -- Leverage Risk" since the proceeds derived from such reverse repurchase agreements may be invested in additional securities. At the time the Fund enters into a reverse repurchase agreement, it may establish and maintain a segregated account with the custodian containing liquid instruments having a value not less than the repurchase price (including accrued interest). If the Fund establishes and maintains such a segregated account, the reverse repurchase agreement will not be considered a borrowing by the Fund; however, under circumstances in which the Fund does not establish and maintain such a segregated account, such reverse repurchase agreement will be considered a borrowing for the purpose of the Fund's limitation on borrowings.

     Reverse repurchase agreements involve the risk that the market values of the securities acquired in connection with the reverse repurchase agreements may decline below the prices of the securities the Fund has sold but is obligated to repurchase. Also, reverse repurchase agreements involve the risk that the market values of the securities retained in lieu of sale by the Fund in connection with the reverse repurchase agreements may decline in price. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.

     The Fund will enter into reverse repurchase agreements only with parties whose creditworthiness has been reviewed and found satisfactory by the Adviser.

     REPURCHASE AGREEMENTS. In a repurchase agreement, the Fund purchases a security and simultaneously commits to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility that the value of the underlying security will be less than the resale price, as well as delays and costs to a fund in connection with bankruptcy proceedings), the Fund will engage in repurchase agreement transactions only with parties whose creditworthiness has been reviewed and found satisfactory by the Adviser.

     DEFENSIVE AND TEMPORARY INVESTMENTS. When changing economic conditions and other factors cause the yield difference between lower-rated and higher-rated securities to narrow, the Fund may purchase higher-rated debt instruments if the Adviser believes that the risk of loss of income and principal may be reduced substantially with only a relatively small reduction in yield. In addition, under unusual market or economic conditions or for temporary defensive purposes, the Fund may invest up to 100% of its total assets in securities issued or guaranteed by the U.S. government or its instrumentalities or agencies, short-term debt securities, certificates of deposit, bankers' acceptances and other bank obligations, commercial paper rated in the highest category by a rating agency or other fixed-income securities deemed by the Adviser to be consistent with a defensive posture, or may hold cash. The yield on such securities may be lower than the yield on lower-rated fixed-income securities.

     LENDING OF PORTFOLIO SECURITIES. The Fund may lend its portfolio securities to parties such as broker-dealers or institutional borrowers. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Fund. The Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and would also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. The Fund may pay reasonable fees to persons unaffiliated with the Fund for services in arranging these loans. The Fund would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. The Fund would not have the right to vote the securities during the existence of the loan but would call the loan to permit voting of the securities, if, in the Adviser's judgment, a material event requiring a stockholder vote would otherwise occur before the loan was repaid. In the event of bankruptcy or other default of the borrower, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and/or incur losses, including possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, possible subnormal levels of income and lack of access to income during this period and expenses of enforcing its rights.

PORTFOLIO TURNOVER


     The Fund's annual portfolio turnover rate may vary greatly from year to year. Although the Fund cannot accurately predict its annual portfolio turnover rate, it is not expected to exceed 60% under normal circumstances. However, portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. A higher turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in the Fund's realization of net short-term capital gains that, when distributed to stockholders, will be taxable as ordinary income. See "Tax Matters."

                                    LEVERAGE


     The Fund may use leverage through bank borrowings, reverse repurchase agreements or other transactions involving indebtedness or through the issuance of preferred shares. The Fund currently intends to leverage its portfolio through the use of a credit facility representing approximately 30% of its total assets but may borrow up to 33 1/3% of its total assets (in each case including amounts obtained through leverage). The Fund may vary its use of leverage in response to changing market conditions and there is no guarantee the Fund will meet its current intentions concerning use of leverage. The Fund may significantly reduce or cease its use of leverage for a period of time if it believes that the costs of leverage either would exceed the return that it anticipates on the securities purchased with the leverage proceeds or would require investment in securities with a higher risk profile than is desirable. The Fund will not use leverage if it anticipates that a leveraged capital structure would result in a lower return to stockholders than the Fund could obtain over time without leverage. The Fund may also borrow up to an additional 5% of its total assets (not including the amount so borrowed) for temporary purposes, including the settlement and clearance of securities transactions, which otherwise might require untimely dispositions of Fund securities. The Fund may borrow from affiliates of the Adviser, provided that the terms of such borrowings are no less favorable than those available from comparable sources of funds in the marketplace.


     The Fund may borrow from banks and other financial institutions or through reverse repurchase agreements or other transactions involving indebtedness. In a reverse repurchase agreement, the Fund sells securities to a bank, securities dealer or one of their respective affiliates and agrees to repurchase such securities on demand or on a specified future date and at a specified price. Reverse repurchase agreements involve the risk that the buyer of the securities sold by the Fund might be unable to deliver them when the Fund seeks to repurchase such securities. If the buyer of the securities under the reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or a trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending that decision. See "The Fund's Investments -- Investment Policies -- Reverse Repurchase Agreements."

     Under the 1940 Act, the Fund is not permitted to borrow or otherwise incur indebtedness constituting senior securities unless immediately thereafter the Fund has total assets (including the proceeds of the indebtedness) at least equal to 300% of the amount of the indebtedness. Stated another way, the Fund may not borrow for investment purposes more than 33 1/3% of its total assets, including the amount borrowed. The Fund also must maintain this 300% "asset coverage" for as long as the indebtedness is outstanding. The 1940 Act provides that the Fund may not declare any cash dividend or other distribution on its shares, or purchase any of its shares of capital stock (through tender offers or otherwise), unless it would satisfy this 300% asset coverage after deducting the amount of the dividend, other distribution or share purchase price, as the case may be.

     The 1940 Act imposes a similar 200% asset coverage requirement with respect to any preferred shares that the Fund may issue. Immediately after any such issuance, the Fund's total assets (including the proceeds from the issuance of the preferred shares and of any indebtedness constituting senior securities) must be at least equal to 200% of the liquidation value of the outstanding preferred shares (i.e., such liquidation value may not exceed 50% of the Fund's total assets, including the proceeds from the issuance of the preferred shares and of any outstanding indebtedness constituting senior securities). Following the issuance of preferred shares, the Fund would not be permitted to declare any cash dividend or other distribution on the common shares or purchase any of the common shares (through tender offers or otherwise), unless it would satisfy this 200% asset coverage after deducting the amount of the dividend, other distribution, or share purchase price, as the case may be. If the Fund were to have senior securities in the form of both indebtedness and preferred shares outstanding at the same time, it would be subject to the 300% asset coverage requirement with respect to the amount of the indebtedness and the 200% asset coverage requirement with respect to the preferred shares.

     If preferred shares are outstanding, the holders of the preferred shares, voting separately as a class, would elect two of the Fund's directors. Holders of common shares and preferred shares voting together as a single class would elect the remaining directors of the Fund. In the unlikely event the Fund failed to pay dividends on preferred shares for two years or failed to make payments on senior securities, holders of preferred shares and, under certain circumstances, the holders of any senior securities that are in default, would be entitled to elect a majority of the directors of the Fund. The failure to pay dividends or make other distributions could result in the Fund's ceasing to qualify for treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended ("Code"), which could have a material adverse effect on the value of the common shares.

     The issuance of preferred shares by the Fund would involve offering expenses and other costs, including dividend payments, which would be borne by the Fund's common stockholders. In addition, the terms of any borrowing, other Fund indebtedness or preferred shares issued by the Fund may impose asset coverage requirements, dividend limitations and voting rights requirements on the Fund that are more stringent than those imposed under the 1940 Act. Such terms may also impose special restrictions on the Fund's portfolio composition or on its use of various investment techniques or strategies.


     Although leverage creates an opportunity for increased income and capital appreciation for common stockholders, at the same time it involves a high degree of risk. Leverage will increase the Fund's exposure to capital risk. Successful use of leverage depends on the Adviser's ability to predict correctly interest rates and market movements and the Fund's continued access to bank borrowings, reverse repurchase agreements or other vehicles for leverage on favorable terms. There is no assurance that the use of a leveraging strategy will be successful during any period in which it is used.



     The premise underlying the use of leverage is that the costs of leveraging generally will be based on short-term rates, which normally will be lower than the return (including the potential for capital appreciation) that the Fund can earn on the longer-term portfolio investments that it makes with the proceeds obtained through the leverage. Thus, the common stockholders would benefit from an incremental return. However, if the differential between the return on the Fund's investments and the cost of leverage were to narrow, the incremental benefit would be reduced and could be eliminated or even become negative. Furthermore, if long-term rates rise, the net asset value of the Fund's common shares will reflect the resulting decline in the value of a larger aggregate amount of portfolio assets than the Fund would hold if it had not leveraged. Thus, leveraging exaggerates changes in the value of and in the yield on the Fund's portfolio. This, in turn, may result in greater volatility of both the net asset value and the market price of the common shares.



     To the extent the income or capital appreciation derived from securities purchased with the proceeds of leverage exceeds the cost of leverage, the Fund's return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such proceeds is not sufficient to cover the cost of leverage, the Fund's return will be less than if leverage had not been used, and therefore the amount available for distribution to common stockholders as dividends and other distributions will be reduced. Nevertheless, the Adviser may determine to maintain the Fund's leveraged position if it deems such action to be appropriate under the circumstances. As discussed under "Management of the Fund," the fees payable to the Adviser for investment management and administrative services during periods in which the Fund is using leverage will be higher than when it is not doing so because the fees are calculated as a percentage of Managed Assets, which include assets purchased with leverage proceeds.


EFFECTS OF LEVERAGE


     Assuming borrowings in the amount of approximately 30% of the Fund's total assets (including the amounts obtained through leverage), and an annual interest rate of 4.65% payable on such leverage based on market rates as of the date of this Prospectus, the annual return that the Fund's portfolio must experience (net of expenses) in order to cover those interest payments would be 1.4%.

     The following table is designed to illustrate the effect of the foregoing level of leverage on the return to a common stockholder, assuming hypothetical annual returns (net of expenses) of the Fund's portfolio of -10% to 10%. As the table shows, the leverage generally increases the return to common stockholders when portfolio return is positive and greater than the cost of leverage and decreases the return when the portfolio return is negative or less than the cost of leverage. The figures appearing in the table are hypothetical and actual returns may be greater or less than those appearing in the table.


Assumed Portfolio Return (net of
  expenses)................................     (10)%     (5)%      0%      5%      10%
Corresponding Common Share Return..........  (16.28)%  (9.14)%  (1.99)%  5.15%   12.29%



     During the time in which the Fund is utilizing leverage, the amount of the fees paid to the Adviser for investment management and administrative services will be higher than if the Fund did not utilize leverage because the fees paid will be calculated based on the Fund's Managed Assets, which include assets purchased with leverage proceeds. Therefore, the Adviser will have a financial incentive to leverage the Fund, which may create a conflict of interest between the Adviser and the common stockholders. Because payments on any borrowings and/or dividends on any preferred shares would be paid by the Fund at a specified rate, only its common stockholders would bear the Fund's fees and expenses.



     Until the Fund incurs indebtedness or issues preferred shares, its common shares will not be leveraged, and the risks and special considerations related to leverage described in this Prospectus will not apply. Any benefits of leverage cannot be fully achieved until the proceeds resulting from the use of leverage have been invested in accordance with the Fund's investment objectives and policies. The Fund's willingness to use leverage and the extent to which it uses it at any time will depend on many factors, the most important of which are investment outlook, market conditions and interest rates. For further information about leveraging, see "Risks -- Leverage Risk."


                                     RISKS

     GENERAL. The Fund is a diversified, closed-end management investment company designed primarily as a long-term investment vehicle and not as a trading tool. Because the Fund invests primarily in below investment grade debt securities, an investment in the Fund's common shares involves a high degree of risk. The Fund should not constitute a complete investment program for any investor. Due to the uncertainty in all investments, there can be no assurance that the Fund will achieve its investment objectives.

     NEWLY ORGANIZED. The Fund is newly organized and therefore has no operating history or history of public trading.

     INVESTMENT RISK. An investment in the Fund is subject to investment risk, including the risk of loss of the entire principal that a common stockholder invests. At any point in time the Fund's common shares may be worth less than the amount originally paid for them, even after taking into account the reinvestment of dividends and other distributions. An investment in the Fund's common shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably.

     VALUE INVESTING RISK. The Fund focuses its investments on securities that the Adviser believes are undervalued or inexpensive relative to other investments. These types of securities may present risks in addition to the general risks associated with investing in them. These securities generally are selected on the basis of an issuer's economic fundamentals relative to current market price. Such securities are subject to the risk of misestimation of certain business and economic fundamental factors. In addition, during certain time periods, market dynamics may favor "growth" securities over "value" securities. Disciplined adherence to a "value" investment mandate during such periods can result in significant underperformance relative to overall market indices and other managed investment vehicles that pursue growth style investments and/or flexible style mandates.

     STOCK MARKET RISK. Because the Fund expects to list its common shares on the NYSE and may invest in stocks of U.S. and foreign companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities such as U.S. government securities and corporate bonds. These fluctuations are typically in response to changes in the particular issuer's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of an issuer may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.


     MANAGEMENT RISK. The Fund is subject to management risk because it is an actively managed investment portfolio. The Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

     LEVERAGE RISK. Borrowings or other transactions involving Fund indebtedness (other than for temporary or emergency purposes) and any preferred shares issued by the Fund all would be considered "senior securities" for purposes of the 1940 Act and would constitute leverage. Leverage creates an opportunity for an increased return to common stockholders, but it is a speculative technique in that it will increase the Fund's exposure to capital risk. Unless the income and capital appreciation, if any, on securities acquired with borrowed funds or other leverage proceeds exceed the cost of the leverage, the use of leverage will diminish the investment performance of the common shares. Successful use of leverage depends on the Adviser's ability to predict correctly interest rates and market movements, and there is no assurance that the use of a leveraging strategy will increase stockholder returns during any period in which it is used.

     Use of leverage may increase the likelihood that the net asset value of the Fund and market value of its common shares will be more volatile, and the yield and total return to common stockholders will tend to fluctuate more in response to changes in interest rates. If the market value of the Fund's portfolio declines, any leverage will result in a greater decrease in net asset value to common stockholders than if the Fund were not leveraged. Such greater net asset value decrease will also tend to cause a greater decline in the market price for the common shares.


     Capital raised through leverage will be subject to interest costs or dividend payments, which could exceed the income and appreciation on the securities purchased with the proceeds of the leverage. The Fund may also be required to pay fees in connection with borrowings (such as loan syndication fees or commitment and administrative fees in connection with a line of credit), and it might be required to maintain minimum average balances with a bank lender, either of which would increase the cost of borrowing over the stated interest rate. The issuance of preferred shares by the Fund would involve offering expenses and other costs, including dividend payments, which would be borne by the common stockholders. Increases in interest rates on borrowings and short-term debt or in the dividend rates on any preferred shares issued could reduce cash available for dividends on common shares. Increased operating costs, including the financing cost associated with any leverage, may reduce the Fund's total return.


     The terms of any borrowing, other indebtedness or preferred shares issued by the Fund may impose asset coverage requirements, dividend limitations and voting right requirements on the Fund that are more stringent than those imposed under the 1940 Act. Such terms may also impose special restrictions on the Fund's portfolio composition or on its use of various investment techniques or strategies. The Fund may be further limited in any of these respects by guidelines established by any rating agencies that issue ratings for debt securities or preferred shares issued by the Fund. These requirements may have an adverse effect on the Fund. For example, limitations on the Fund's ability to pay dividends or make other distributions could impair its ability to maintain its qualification for treatment as a regulated investment company for federal tax purposes. To the extent necessary, the Fund intends to repay indebtedness or to purchase or redeem preferred shares to maintain the required asset coverage. Doing so may require the Fund to liquidate portfolio securities at a time when it would not otherwise be desirable to do so. Nevertheless, it is not anticipated that the 1940 Act requirements, the terms of any senior securities or the rating agency guidelines will impede the Adviser in managing the Fund's portfolio in accordance with the Fund's investment objectives and policies. For additional information about leverage, see "Leverage."

     CREDIT RISK. Credit risk refers to an issuer's ability to make payments of principal and interest when they are due. Lower grade securities may experience high default rates, which could mean that the Fund may lose some or all of its investments in such securities. If this occurs, the Fund's net asset value and ability to pay dividends to common stockholders would be adversely affected.

     INTEREST RATE AND RELATED RISKS. The value of the Fund's portfolio is subject to interest rate risk. Interest rate risk is the risk that debt securities will decline in value because of changes in market interest rates. Generally, when market interest rates rise, the value of debt securities decline, and vice versa. The Fund's investment in such securities means that the net asset value of the Fund and market price of the common shares will tend to decline if market interest rates rise. During periods of rising interest rates, the average life of certain types of securities in which the Fund will invest may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration (the estimated period until the principal and interest are paid in full) and reduce the value of the security. This is known as extension risk. During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk. Lower-grade securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem a lower-grade obligation if the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. In addition the prices of long-term debt obligations generally fluctuate more than prices of short-term debt obligations as interest rates change. Because the Fund will normally have an intermediate portfolio duration (i.e., a three- to fifteen-year time frame), the Fund's net asset value and market price per share will tend to fluctuate more in response to changes in market interest rates than if the Fund invested mainly in short-term debt securities.

     INFLATION/DEFLATION RISK. The value of the Fund's portfolio is subject to both inflation and deflation risk. Inflation risk is the risk that the value of assets or income from the Fund's investments will be worth less in the future as inflation decreases the present value of payments at future dates. Deflation risk is the risk that prices throughout the economy may decline over time -- the opposite of inflation. Deflation may have an adverse affect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund's portfolio.

     BELOW INVESTMENT GRADE SECURITIES RISK. Below investment grade securities are subject to the following risks, among others:

     Adverse changes in economic conditions are more likely to lead to a weakened capacity of a below investment grade issuer to make principal payments and interest payments than an investment grade issuer. The principal amount of below investment grade securities outstanding has proliferated in the past decade as an increasing number of issuers have used below investment grade debt securities for corporate financing. An economic downturn could adversely affect the ability of highly leveraged issuers to service their obligations or to repay their obligations upon maturity.

     Similarly, downturns in profitability in specific industries could adversely affect the ability of below investment grade issuers in those industries to meet their obligations. The market values of lower quality securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates.

     The secondary market for below investment grade securities may not be as liquid as the secondary market for more highly rated securities, a factor that may have an adverse effect on the Fund's ability to dispose of a particular security when necessary to meet its liquidity needs. There are fewer dealers in the market for below investment grade securities than investment grade obligations. The prices quoted by different dealers may vary significantly and the spread between the bid and asked price is generally much larger than for higher quality instruments. Under adverse market or economic conditions, the secondary market for below investment grade securities could contract further, independent of any specific adverse change in the condition of a particular issuer, and these instruments may become illiquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower-rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund's net asset value.


     Since investors generally perceive that there are greater risks associated with lower quality securities of the type in which the Fund may invest its assets, the yields and prices of such securities may tend to fluctuate more than those for higher-rated securities. In the lower quality segments of the debt securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.


     Factors having an adverse impact on the market value of below investment grade securities may have an adverse effect on the Fund's net asset value and the market value of its common shares. In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings. In certain circumstances, the Fund may be required to foreclose on an issuer's assets and take possession of its property or operations. In such circumstances, the Fund would incur additional costs in disposing of such assets and potential liabilities from operating any business acquired.

     DISTRESSED SECURITIES RISK. Distressed securities frequently do not produce income while they are outstanding. The Fund may be required to bear certain extraordinary expenses in order to protect and recover its investment in certain distressed securities. Therefore, to the extent the Fund seeks capital growth through investment in distressed securities, its current income may be diminished. The Fund also will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied (e.g., through a liquidation of the obligor's assets, an exchange offer or plan of reorganization involving the distressed securities or a payment of some amount in satisfaction of the obligation). In addition, even if an exchange offer is made or a plan of reorganization is adopted with respect to distressed securities held by the Fund, there can be no assurance that the securities or other assets the Fund receives in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities the Fund receives upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of the Fund's participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of distressed securities, the Fund may be restricted from disposing of such securities.


     MORTGAGE-BACKED SECURITIES RISK. Mortgage-backed securities may have less potential for capital appreciation than comparable fixed-income securities, due to prepayment risk, which is the likelihood of increased prepayments of mortgages as interest rates decline. If the Fund buys mortgage-backed securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which usually may be made at any time without penalty) may result in some loss of the Fund's principal investment to the extent of the premium paid. A mortgage-backed security's stated maturity may be shortened by unscheduled prepayments on the underlying mortgages, and, therefore, it is not possible to predict accurately the security's return to the Fund. Moreover, with respect to certain stripped mortgage-backed securities, if the underlying mortgage securities experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment. In a rising interest rate environment, the value of mortgage-backed securities may be adversely affected when payments on underlying mortgages do not occur as anticipated, resulting in the extension of the security's effective maturity and the related increase in interest rate sensitivity of a longer-term instrument. The value of mortgage-backed securities may also change due to shifts in the market's perception of issuers and regulatory or tax changes adversely affecting the mortgage securities markets as a whole. In addition, mortgage-backed securities are subject to the credit risk associated with the performance of the underlying mortgage properties. In certain instances, third-party guarantees or other forms of credit support can reduce the credit risk.

     ASSET-BACKED SECURITIES RISK. Payment of interest and repayment of principal on asset-backed securities may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds or other credit enhancements. Asset-backed security values may also be affected by the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables or the entities providing the credit enhancement. In addition, the underlying assets are subject to prepayments that shorten the securities' weighted average maturity and may lower their return.


     CORPORATE BONDS RISK. The Fund's investments in corporate bonds are subject to a number of risks described in the Prospectus, including management risk, interest rate risk, inflation risk, deflation risk, below investment grade securities risk, foreign securities risk and illiquid and restricted securities risks.



     EQUITY SECURITIES RISK. The value of U.S. and foreign equity securities will be affected by changes in the stock markets, which may be the result of domestic or international political or economic news, changes in interest rates or changing investor sentiment. At times, stock markets can be volatile and stock prices can change substantially. The general risks associated with equity securities are particularly pronounced for securities issued by companies with smaller market capitalizations as these companies may have limited product lines, markets or financial resources or may depend on a few key employees. As a result, issuers with smaller market capitalization may be subject to greater levels of credit, market and issuer risk. Equity securities risk will affect the Fund's net asset value per share, which will fluctuate as the value of the securities held by the Fund change. Not all stock prices change uniformly or at the same time and not all stock markets move in the same direction at the same time. Other factors affect a particular stock's prices, such as poor earnings reports by an issuer, loss of major customers, major litigation against an issuer or changes in governmental regulations affecting an industry. Adverse news affecting one company can sometimes depress the stock prices of all companies in the same industry. Not all factors can be predicted.



     - COMMON STOCK RISK. Although common stocks historically have generated higher average returns than fixed-income and other equity securities, common stocks also have experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, the prices of common stocks are sensitive to general movements in the stock market. A drop in the stock market may depress the price of common stocks held by the Fund or to which the Fund has exposure. In the event of a company's liquidation, the holders of its common stock have rights to its assets only after bondholders, other debt holders, and preferred stockholders have been satisfied.


     - PREFERRED STOCK RISK. Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

     - CONVERTIBLE SECURITIES RISK. Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than compatible nonconvertible securities. Because of this higher yield, convertible securities generally sell at prices above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

     U.S. GOVERNMENT SECURITIES RISK. U.S. government securities generally do not involve the credit risks associated with investments in other types of debt securities, although, as a result, the yields available from U.S. government securities are generally lower than the yields available from corporate fixed-income securities. Like other debt securities, however, the values of U.S. government securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund's net asset value. Since the magnitude of these fluctuations will generally be greater at times when the Fund's average maturity is longer, under certain market conditions the Fund may, for temporary defensive purposes, accept lower current income from short-term investments rather than investing in higher yielding long-term securities.


     MUNICIPAL SECURITIES RISK. The amount of public information available about the municipal securities in the Fund's portfolio may generally be less than that for corporate equities or bonds, and the investment performance of the Fund may be more dependent on the analytical abilities of the Adviser as a result. The secondary market for municipal securities, particularly below investment grade municipal securities in which the Fund may invest, also tends to be less well-developed and less liquid than many other securities markets, which may adversely affect the Fund's ability to sell these securities from its portfolio at attractive prices. Some municipal securities are supported only by the revenue of a particular project or privately operated facility, and are not supported by the taxing power of any governmental entity.



     Municipal securities are also subject to a risk that natural disasters and terrorist attacks could result in substantial loss of life, damage the local economy and damage or destroy significant portions of the municipal infrastructure. Businesses that leave an affected area in the wake of such an attack may not return, and economic activity may slow if tourists and local consumers avoid the affected city. These events could severely affect the tax base of a particular issuer of municipal securities and could damage or destroy a facility whose revenues support the payment of particular municipal securities. These events, and measures taken to prevent them, may also impose substantial overtime costs on municipal budgets.


     FOREIGN SECURITIES RISK. Foreign investments involve risks not typically associated with U.S. investments. These risks include, among others, adverse fluctuations in foreign currency values, adverse political, social and economic developments affecting a foreign country, restrictions on receiving the investment proceeds from a foreign country, foreign tax laws and potential difficulties in enforcing contractual obligations. Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure and accounting standards or regulatory practices. This may make it harder to get accurate information about a security or issuer and increase the likelihood that the investment will not perform as well as expected. Transactions in foreign securities may also be subject to less efficient settlement practices, including extended clearance and settlement periods. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities. These risks are more pronounced to the extent that the Fund invests a significant portion of its non-U.S. investments in one region or in the securities of emerging market issuers.

     ILLIQUID AND RESTRICTED SECURITIES RISKS. Illiquid securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. Market prices of illiquid securities generally are more volatile than those of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of illiquid securities. Illiquid securities are also more difficult to value, and the Adviser's judgment as to value will often be given greater weight than market quotations, if any exist. If market quotations are not available, illiquid securities will be valued in accordance with procedures established by the Fund's Board, including the use of outside pricing services. Investment of the Fund's capital in illiquid securities may restrict the Fund's ability to take advantage of market opportunities. The risks associated with illiquid securities may be particularly acute in situations in which the Fund's operations require cash and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid securities.

     Restricted securities have contractual restrictions on their public resale, which may make it more difficult to value them, may limit the Fund's ability to dispose of them and may lower the amount the Fund could realize upon their sale. To enable the Fund to sell its holdings of a restricted security not registered under the 1933 Act, the Fund may have to cause those securities to be registered. The expenses of registering restricted securities may be negotiated by the Fund with the issuer at the time the Fund buys the securities. When the Fund must arrange registration because the Fund wishes to sell the security, a considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund could sell it. The Fund would bear the risks of any downward price fluctuation during that period.

     DERIVATIVES RISK. Even a small investment in derivatives can have a significant impact on the Fund's exposure to fluctuations in interest rates or currency exchange rates. There may be an imperfect correlation between the values of such instruments and the underlying assets. If changes in a derivative's value do not correspond to changes in the value of the Fund's other investments, the Fund may not fully benefit from or could lose money on the derivative position. In addition, some derivatives involve risk of loss if the person who issued the derivative defaults on its obligation. Moreover, certain derivatives may be less liquid and more difficult to value than others. Furthermore, the ability to successfully use derivatives depends on the Adviser's ability to predict pertinent market movements, which cannot be assured. Thus, the use of derivatives may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of the imposition of exchange controls, suspension of settlements or the inability of the Fund to deliver or receive a specified currency. Additionally, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to derivatives are not otherwise available to the Fund for investment purposes.


     MARKET DISCOUNT RISK. Shares of closed-end management investment companies frequently trade at market prices lower than their net asset value. This is commonly referred to as "trading at a discount." This characteristic of shares of closed-end management investment companies is a risk separate and distinct from the risk that the Fund's net asset value may decrease. This risk may be greater for common stockholders who sell their shares within a relatively short period after completion of the public offering. Accordingly, the Fund is designed primarily for long-term investors and should not be considered a vehicle for trading purposes.


     Whether stockholders will realize a gain or loss upon the sale of the Fund's common shares will depend upon whether the market value of the shares at the time of sale is above or below the price the investor paid, taking into account transaction costs, for the shares and is not directly dependent upon the Fund's net asset value. Because the market value of the Fund's common shares will be determined by factors such as the relative demand for and supply of the shares in the market, general market conditions and other factors beyond the control of the Fund, the Fund cannot predict whether its common shares will trade at, below or above net asset value or below or above the initial offering price for the common shares.

     MARKET DISRUPTION RISK. Some of the U.S. securities markets were closed for a four-day period as a result of the terrorist attacks on the World Trade Center and Pentagon on September 11, 2001. Terrorist attacks and related events may in the future lead to increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. The Fund cannot predict the effects of similar events in the future on the U.S. economy. Those events could also have an acute effect on individual issuers or related groups of issuers. Below investment grade debt securities tend to be more volatile than higher-rated debt securities so that these events and any actions resulting from them may have a greater impact on the prices and volatility of below investment grade debt securities than on higher-rated debt securities. A similar disruption of the financial markets could adversely affect Fund service providers and the Fund's operations as well as interest rates, secondary trading, credit risk, inflation and other factors relating to the Fund's common shares.



     ANTI-TAKEOVER PROVISIONS. The Fund's Articles and By-Laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund, to cause it to engage in certain transactions or to modify its structure. These provisions may be regarded as "anti-takeover" provisions. Such provisions could limit the ability of common stockholders to sell their shares at a premium over the then-current market price by discouraging a third party from seeking to obtain control of the Fund. See "Certain Anti-Takeover Provisions in the Fund's Amended and Restated Articles of Incorporation and By-Laws."


                             MANAGEMENT OF THE FUND

DIRECTORS AND OFFICERS


     The Fund's Board provides broad oversight over the affairs of the Fund, including oversight of the duties performed by the Adviser. The officers of the Fund are responsible for the Fund's operations. The names and business addresses of the directors and officers of the Fund, together with their principal occupations and other affiliations during the past five years, are set forth in the Statement of Additional Information.


INVESTMENT ADVISER AND ADMINISTRATOR


     Pursuant to an advisory agreement dated as of January   , 2006, the Adviser
will provide the Fund with investment research and advice and furnish the Fund with an investment program consistent with the Fund's investment objectives and policies, subject to the supervision of the Fund's Board. The Adviser will determine which portfolio securities will be purchased, retained, sold, loaned or otherwise disposed by the Fund (and what portion of such assets will be invested or held uninvested as cash), arrange for the placing of orders for the purchase or sale of portfolio securities, select brokers or dealers to place those orders, maintain books and records with respect to the Fund's securities transactions and report to the Board on the Fund's investments and performance.
Pursuant to a separate administration agreement dated as of January   , 2006,
the Adviser will provide facilities, equipment and personnel to the Fund as well as certain stockholder, stockholder-related and other administrative services.



     The Adviser, located at 417 North 20th Street, Suite 1500, Birmingham, Alabama 35203, is a wholly-owned subsidiary of MK Holding, Inc., which is a wholly-owned subsidiary of Regions Financial Corporation. Regions Financial Corporation, a publicly-held financial holding company, provides traditional commercial and retail banking services and other financial services in the areas of investment banking, asset management, mutual funds, trusts, securities brokerage, insurance, leasing and mortgage banking. The Adviser serves as investment adviser to the $6 billion Regions Morgan Keegan Select family of funds, which consists of five equity funds, one balanced fund, five bond funds, one tax-exempt bond fund, two money market funds and three closed-end funds. The Adviser also oversees $14 billion in separately managed accounts. The Adviser or its predecessors have been managing assets for registered investment companies since 1986. As of November 30, 2005, the Adviser and its affiliates had more than $20 billion in total assets under management.

PORTFOLIO MANAGERS

     Day-to-day management of the Fund's portfolio will be the responsibility of a team led by James C. Kelsoe, Jr., CFA. The following individuals at the Adviser share primary responsibility for the management of the Fund.


     JAMES C. KELSOE, JR., CFA -- Mr. Kelsoe will serve as lead portfolio manager of the Fund. Mr. Kelsoe has been a portfolio manager with the Adviser since 1992. Mr. Kelsoe serves as portfolio manager of Regions Morgan Keegan Select Intermediate Bond Fund and Regions Morgan Keegan Select High Income Fund, and Regions Morgan Keegan Select Short Term Bond Fund, each a series of Morgan Keegan Select Fund, Inc. He also serves as portfolio manager of RMK High Income Fund, Inc., RMK Strategic Income Fund, Inc., and RMK Advantage Income Fund, Inc., closed-end investment companies traded on the NYSE. Mr. Kelsoe is currently a senior portfolio manager for the Adviser, where he is responsible for over $3 billion in assets under management and serves as a member of the Adviser's strategy group, which oversees over $14 billion in assets. Mr. Kelsoe has been with the Adviser since 1991. He received a B.S. in Finance from the University of Alabama in 1986. He is a Chartered Financial Analyst.



     DAVID H. TANNEHILL, CFA -- Mr. Tannehill will serve as an assistant portfolio manager of the Fund. Mr. Tannehill serves as an assistant portfolio manager of Regions Morgan Keegan Select Short Term Bond Fund, RMK High Income Fund, Inc., RMK Strategic Income Fund, Inc., and RMK Advantage Income Fund, Inc. Mr. Tannehill has been a Portfolio Manager for the Adviser since 2004. From 2001 to 2004, Mr. Tannehill was a Portfolio Manager for Commerce Capital Management, Inc. where he was responsible for managing over $200 million in individual, individual trust, and endowment accounts. Mr. Tannehill has eight years prior experience with Morgan Keegan & Company, Inc. in investment research of both equity and fixed income securities. Mr. Tannehill earned a BBA in 1983 and an MBA in 1984 from the University of Mississippi. He is a Chartered Financial Analyst.



     The Fund's Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and their ownership of the Fund's securities.


COMPENSATION AND EXPENSES


     Under the advisory agreement, the Fund will pay to the Adviser monthly, as compensation for the services rendered and expenses paid by it, a fee equal on an annual basis to 0.65% of the Fund's average daily Managed Assets. Under the administration agreement, the Fund will pay to the Adviser monthly, as compensation for the services rendered and expenses paid by it, a fee equal on an annual basis to 0.15% of the Fund's average daily Managed Assets. Because each fee to be paid to the Adviser is determined on the basis of the Fund's Managed Assets, the Adviser's interest in determining whether to leverage the Fund may differ from the interests of the Fund.



     The Fund's average daily Managed Assets are determined for the purpose of calculating the management fee or the administrative fee by taking the average of all the daily determinations of Managed Assets during a given calendar month. The fees are payable for each calendar month as soon as practicable after the end of that month.



     The Fund will bear all expenses not specifically assumed by the Adviser incurred in the Fund's operations and the offering of its common shares. Expenses borne by the Fund will include, but not be limited to, the following:
(i) organizational expenses; (ii) legal and audit expenses; (iii) borrowing expenses; (iv) interest; (v) taxes; (vi) governmental fees; (vii) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (viii) the cost (including brokerage commissions and issue or transfer taxes or other charges, if any) of securities purchased or sold by the Fund and any losses incurred in connection therewith;
(ix) fees of custodians, transfer agents, registrars, proxy voting services, pricing or valuation services or other agents or service providers; (x) expenses of preparing share certificates; (xi) expenses relating to the redemption or repurchase of shares; (xii) expenses of registering and qualifying shares for sale under applicable federal or state law and maintaining such registrations and qualifications; (xiii) expenses of preparing, setting in print, printing and distributing prospectuses, proxy statements, reports, notices and dividends to stockholders; (xiv) cost of stationery; (xv) costs of stockholders and other meetings of the Fund, including any expenses relating to proxy solicitation and vote tabulation; (xvi) compensation and expenses of the independent directors of the Fund and officers of the Fund who are not officers, directors or employees of the Adviser or its affiliates, if any; (xvii) the Fund's portion of premiums of any fidelity bond and other insurance covering the Fund and its officers and directors; (xviii) the fees and other expenses of listing and maintaining the Fund's shares on the NYSE or any other national stock exchange; and (xix) any extraordinary expenses (including fees and disbursements of counsel) incurred by the Fund.


                                 DISTRIBUTIONS

DIVIDENDS AND OTHER DISTRIBUTIONS


     The Fund intends to distribute to common stockholders on a monthly basis dividends of all or a portion of its net investment income. It is expected that the Fund will commence paying dividends to common stockholders within approximately 90 days of the date of this Prospectus. All net realized capital gains, if any, will be distributed to the Fund's common stockholders at least annually. Unless a common stockholder elects to receive dividend and capital gain distributions in cash, the distributions will be used to purchase additional common shares. See "Dividend Reinvestment Plan" for information concerning the manner in which distributions may be automatically reinvested in common shares. Distributions (other than a return of capital) will be taxable to common stockholders whether they are reinvested in common shares or received in cash. The Fund may at times in its discretion distribute less than the entire amount of its net investment income earned in any particular period and may at times distribute such accumulated undistributed income, if any, in addition to net investment income earned in other periods to permit it maintain a more stable level of distributions. As a result, the dividends the Fund pays to common stockholders for any particular period may be more or less than the amount of net investment income it earns during such period. The Fund is not required to maintain a stable level of distributions to common stockholders. For federal tax purposes, the Fund is required to distribute substantially all of its net investment income for each taxable year.


     The yield on common shares will vary from period to period depending on various factors, including market conditions, the timing of the Fund's investments in portfolio securities, the securities comprising its portfolio, changes in interest rates (including changes in the relationship between short-term rates and long-term rates), the amount and timing of its use of borrowings and other leverage, the effects of leverage on the common shares (discussed above under "Leverage"), the timing of the investment of leverage proceeds in portfolio securities, its net assets and its operating expenses. Consequently, the Fund cannot guarantee any particular yield on its common shares, and the yield for any given period is not an indication or representation of future yields on those shares.

DIVIDEND REINVESTMENT PLAN


     Pursuant to the Fund's dividend reinvestment plan (the "Plan"), all common stockholders whose shares are registered in their own names will have all income dividends and any capital gain distributions (referred to collectively in this section as "dividends") reinvested automatically in additional common shares by Computershare, as agent for the common stockholders (the "Plan Agent"), except any common stockholders who elect to receive cash. An election to receive cash may be revoked or reinstated at a stockholder's option. In the case of record stockholders such as banks, brokers or other nominees (each a "nominee") that hold common shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of common shares certified from time to time by each nominee as representing the total amount registered in such nominee's name and held for the account of beneficial owners who participate in the Plan. Common stockholders whose shares are held in the name of a nominee should contact the nominee for details about the Plan. Such stockholders may not be able to transfer their shares to another nominee and continue to participate in the Plan. All dividends to common stockholders who elect not to participate in the Plan (or whose nominee elects not to participate on the stockholder's behalf) will be paid in cash by wire or check mailed to the record holder by Computershare, as the Fund's dividend disbursement agent.



     The number of common shares that a common stockholder participating in the Plan will receive as a result of a Fund dividend will be determined as follows:


     (1) If common shares are trading at or above their net asset value (minus estimated brokerage commissions that would be incurred upon the purchase of common shares on the open market) on the payment date, the Fund will issue new common shares at the greater of (i) the net asset value per common share on the payment date or (ii) 95% of the market price per common share on that date. Because common shares may be issued at less than their market price, Plan participants may get a benefit that non-participants do not.

     (2) If common shares are trading below their net asset value (minus estimated brokerage commissions that would be incurred upon the purchase of common shares on the open market) on the payment date, the Plan Agent will receive the dividend in cash and will purchase common shares in the open market, on the NYSE or elsewhere, for the participants' accounts. It is possible that the market price for the common shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per common share the Plan Agent pays may exceed the market price thereof on the payment date. If the market price per common share increases so that it equals or exceeds the net asset value per common share (minus estimated brokerage commissions), the Plan Agent will cease its purchases. Otherwise, the Plan Agent will use all dividends received in cash to purchase common shares in the open market on or shortly after the payment date but in no event later than the ex-dividend date for the next dividend. If the Plan Agent is unable to invest the full dividend amount through open-market purchases during the purchase period, the Plan Agent will request that, with respect to the uninvested portion of such dividend amount, the Fund issue new common shares at the close of business on the earlier of the last day of the purchase period or the first day during the purchase period on which the net asset value per common share (minus estimated brokerage commissions) equals or is less than the market price per common share. Interest will not be paid on any uninvested cash payments.


     A stockholder who owns common shares directly may withdraw from the Plan at any time and may also rejoin the Plan later. Common stockholders should contact the Plan Agent at the address below for information on how to do so. If requested, the Plan Agent will sell a common stockholder's common shares and send the common stockholder the proceeds, minus brokerage commissions.


     The Plan Agent maintains all record stockholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information stockholders may need for tax records. The Plan Agent will hold common shares for Plan participants in non-certificated form. Any proxy that stockholders receive will include all common shares held for them under the Plan.

     There is no brokerage charge by the Fund for reinvestment of dividends in common shares under the Plan. However, all participants will pay a pro rata share of the brokerage commissions the Plan Agent incurs when it makes open market purchases.

     Automatically reinvested dividends are taxed in the same manner as cash dividends. See "Tax Matters."


     The Fund and the Plan Agent reserve the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Common stockholders, whose shares are held in the name of a nominee, may obtain additional information about the Plan from their nominee. To obtain information on how to change the dividend option from participation in the Plan to cash distributions, or vice versa, common stockholders should contact their nominee or, if they own common shares directly, call the Plan Agent at 1-800-426-5523 or write to the Plan Agent at P.O. Box 43010, Providence, Rhode Island 02940-3010.


                           CLOSED-END FUND STRUCTURE


     The Fund is a newly-organized, diversified, closed-end management investment company (commonly referred to as a "closed-end fund"). Closed-end funds differ from open-end funds (which are generally referred to as "mutual funds") in that closed-end funds generally list their shares for trading on a stock exchange and do not redeem their shares at the request of the stockholders. This means that if a stockholder wishes to sell shares of a closed-end fund, he or she must trade them on the market like any other stock at the prevailing market price at that time. In a mutual fund, if the stockholder wishes to sell shares of the fund, the mutual fund will redeem or buy back the shares at "net asset value." Also, mutual funds generally offer new shares on a continuous basis to new investors, and closed-end funds generally do not. The continuous inflows and outflows of assets in a mutual fund can make it difficult to manage the fund's investments. By comparison, closed-end funds are generally able to stay more fully invested in securities that are consistent with their investment objectives and also have greater flexibility to make certain types of investments and to use certain investment strategies, such as leverage and investments in illiquid securities.


     Shares of closed-end funds frequently trade at a discount to their net asset value. This characteristic of shares of closed-end funds is a risk separate and distinct from the risk that the Fund's net asset value may decrease. This risk may be greater for stockholders who sell their shares within a relatively short period after completion of the public offering. Accordingly, the Fund is designed primarily for long-term investors and should not be considered a vehicle for trading purposes.


     Common shares of closed-end funds like the Fund that invest a significant portion of their assets in below investment grade securities have during some periods traded at prices higher than their net asset value (at a "premium") and during other periods traded at prices lower than their net asset value (at a "discount"). This is in part because the market price reflects the dividend yield on the common shares. When the yield on the net asset value per share is higher than yields generally available in the market for comparable securities, the market price will tend to reflect this by trading higher than the net asset value per share to adjust the yield to a comparable market rate. To the extent the common shares do trade at a discount, the Fund's Board may from time to time engage in open market repurchases or tender offers for common shares after balancing the benefit to common stockholders of the increase in the net asset value per share resulting from such purchases against the decrease in the assets of the Fund and potential increase in the expense ratio of expenses to assets of the Fund and consequential reduction in yield. The Board believes that, in addition to the beneficial effects described above, any such purchases or tender offers may result in the temporary narrowing of any discount but will not have any long-term effect on the level of any discount.


     Whether a common stockholder will realize a gain or loss upon the sale of the Fund's common shares will depend upon whether the market value of the common shares at the time of sale is above or below the price the common stockholder paid, taking into account transaction costs, for the common shares and is not directly dependent upon the Fund's net asset value. Because the market value of the common shares will be determined by factors such as the relative demand for and supply of the shares in the market, general market conditions and other factors beyond the control of the Fund, the Fund cannot predict whether its common shares will trade at, below or above net asset value or below or above the initial offering price for the common shares.

                                  TAX MATTERS


     The following is a summary of certain federal income tax considerations affecting the Fund and its stockholders and does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to stockholders in light of their particular circumstances. This discussion, which is based on the Code and regulations, administrative interpretations thereof and judicial decisions as of the date of this Prospectus, assumes that stockholders are U.S. persons and hold common shares as capital assets for federal income tax purposes (generally, assets held for investment). No ruling has been or will be obtained from the Internal Revenue Service ("Service") regarding any matter relating to the common shares, and no assurance can be given that the Service would not assert a position contrary to any of the tax consequences described below. More detailed information regarding the tax consequences of investing in the Fund is in the Statement of Additional Information. Prospective investors should consult their own tax advisers as to the federal income tax consequences of the purchase, ownership and disposition of common shares, as well as the effects of state, local and non-U.S. tax laws.



     The Fund intends to qualify annually for treatment as a regulated investment company under the Code, which requires (among other things) that it distribute each taxable year to its stockholders at least 90% of its "investment company taxable income" (which generally includes dividends, interest, the excess of net short-term capital gain over net long-term capital loss, if any, and net gains from certain foreign currency transactions, all determined without regard to any deduction for dividends paid). If the Fund so qualifies, it will not be required to pay federal income tax on any income and gains it distributes to its stockholders, but those distributions generally will be taxable to stockholders when received.



     Dividends paid to common stockholders out of the Fund's investment company taxable income generally will be taxable to them as ordinary income (at a maximum federal income tax rate of 35%, except as noted below) to the extent of the Fund's current and accumulated earnings and profits. Distributions to common stockholders of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), if any, will be taxable to them as long-term capital gain, regardless of how long they have held their Fund shares. The Fund intends to distribute to its stockholders, at least annually, substantially all of its investment company taxable income and net capital gain. Distributions for any taxable year that exceed the Fund's current and accumulated earnings and profits will reduce each stockholder's tax basis in his or her common shares (and thus be non-taxable to that extent); and the amount of any such distributions in excess of a stockholder's tax basis therein will be treated as gain from a sale of the shares. The tax treatment of distributions will be the same regardless of whether they are paid to stockholders in cash or reinvested in additional common shares under the Plan. Shareholders receiving a dividend or other distribution in the form of newly issued common shares pursuant to the Plan will be treated for federal income tax purposes as having received a distribution in an amount equal to the fair market value of those shares, determined as of the distribution date, and they will have a cost basis in each such newly issued share equal to its fair market value on that date. Common stockholders not subject to tax on their income generally will not be required to pay tax on amounts distributed to them.


     A distribution will be treated as paid to stockholders on December 31 of a particular year if it is declared by the Fund in October, November or December of that year with a record date in such a month and is paid during January of the following year. Each year, the Fund will notify stockholders of the tax status of distributions.

     A common stockholder who sells common shares, or has common shares repurchased by the Fund, will realize a capital gain or loss in an amount equal to the difference, if any, between the amount realized and the stockholder's adjusted tax basis in the shares, which gain or loss will be long-term or short-term depending on the stockholder's holding period for the shares.


     The Jobs and Growth Tax Relief Reconciliation Act of 2003 reduced to 15% the maximum federal income tax rate on (1) net capital gain individuals recognize and (2) "qualified dividend income" individuals receive from certain domestic and foreign corporations ("QDI") through 2008. Distributions of net capital gain the Fund makes will be eligible for the reduced rate, which will also apply to capital gains recognized by stockholders who sell common shares they have held for more than one year. The reduced rate, which does not apply to short-term capital gains, generally applies to net capital gain from sales or exchanges (and Fund distributions of such gain), recognized in taxable years beginning before January 1, 2009.



     It is currently expected that a significant part of the Fund's income will be derived from interest on debt securities; dividends attributable thereto will not constitute QDI and thus will not be eligible for the reduced rate. Prospective investors should consult their own advisers to evaluate the consequences of these provisions of the tax law.



     Dividends from the Fund's investment company taxable income that are paid to shareholders who are non-resident aliens or foreign entities (i.e., non-U.S. persons) generally are subject to 30% federal withholding tax (but not, in such event, subject to back-up withholding, described below) unless a reduced rate of withholding or a withholding exemption is provided under an applicable treaty. Pursuant to the American Jobs Creation Act of 2004, however, the Fund's distributions that are (1) made to a beneficial owner of its shares that certifies that it is a non-U.S. person, with certain exceptions, (2) attributable to its "qualified net interest income" and/or short-term capital gain and (3) with respect to a taxable year beginning before January 1, 2008, are exempt from that withholding tax. Non-U.S. shareholders are urged to consult their own tax advisers concerning the applicability of that withholding tax.



     The Fund will be required to withhold federal income tax (at the rate of 28% through 2010) from all taxable distributions payable to an individual or other non-corporate stockholder who:



     - fails to provide the Fund with a correct taxpayer identification number;



     - fails to make required certifications; or



     - has been notified by the Service that he or she is subject to backup withholding.



     Fund distributions and gains on share transactions also may be subject to state and local income taxes. Stockholders should see the Statement of Additional Information for more information regarding federal tax considerations generally affecting the Fund and its stockholders and are urged to consult with their own tax advisers regarding the particular consequences of investing in the Fund.


                                NET ASSET VALUE

     The Fund calculates net asset value for its common shares every day the NYSE is open when regular trading closes (normally 4:00 p.m. Eastern time). For purposes of determining the net asset value of a common share, the value of the securities held by the Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses and indebtedness) is divided by the total number of common shares outstanding at such time. Expenses, including the fees payable to the Adviser, are accrued daily.


     The Fund generally will value its portfolio securities using closing market prices or readily available market quotations. The Fund may use a pricing service or a pricing matrix to value some of its assets. Securities for which the primary market is on an exchange (domestic or foreign) will be valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the last quoted bid price. Securities traded primarily in the Nasdaq Stock Market are normally valued by the Fund at the Nasdaq Official Closing Price ("NOCP") provided by Nasdaq each business day. The NOCP is the most recently reported price as of 4:00:02 p.m. Eastern Time, unless that price is outside the range of the "inside" bid and asked price (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, Nasdaq will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. Securities that are traded in the OTC market will be valued at the last quoted bid price. Debt securities with remaining maturities of 60 days or less will be valued at amortized cost or original cost plus accrued interest, both of which approximate market value. Foreign securities denominated in foreign currencies, if any, are translated from the local currency into U.S. dollars using current exchange rates. Foreign securities markets may be open on days when the U.S. markets are closed. For this reason, the value of any foreign securities owned by the Fund could change on a day a stockholder cannot buy or sell shares of the Fund. When closing market prices or market quotations are not available or are considered by the Adviser to be unreliable, the Fund may use a security's fair value. Fair value is the valuation of a security determined on the basis of factors other than market value in accordance with procedures approved by the Fund's Board. The use of fair value pricing by the Fund may cause the net asset value of its shares to differ from the net asset value that would be calculated using closing market prices.


                             DESCRIPTION OF SHARES


     The Fund is authorized to issue 1,000,000,000 shares of capital stock, $.0001 par value. The Fund's Board is authorized to classify and reclassify any unissued shares of capital stock from time to time by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or terms and conditions of redemption of such shares by the Fund. The information contained under this heading is subject to the provisions contained in the Fund's Articles and By-Laws. The Fund also may issue preferred shares.



     The common shares have no preemptive, conversion, exchange or redemption rights. All common shares have equal voting, dividend, distribution and liquidation rights. The common shares, when issued, will be fully paid and non-assessable. Each common share is entitled to one vote. All voting rights for the election of directors are non-cumulative, which means that the holders of more than 50% of the shares of capital stock can elect 100% of the directors then nominated for election if they choose to do so and, in such event, the holders of the remaining shares will not be able to elect any director.


     Under the rules of the NYSE applicable to listed companies, the Fund normally will be required to hold an annual meeting of stockholders in each fiscal year. If the Fund is converted to an open-end fund or if for any other reason the shares are no longer listed on the NYSE (or any other national securities exchange the rules of which require annual meetings of stockholders), the Fund may decide not to hold annual meetings of stockholders.


     The Fund has no present intention of offering additional shares, except as described herein and under the Plan, as it may be amended from time to time. See "Distributions -- Dividend Reinvestment Plan." Other offerings of shares, if made, will require approval of the Fund's Board and will be subject to the requirement of the 1940 Act that shares may not be sold at a price below the then-current net asset value, exclusive of underwriting discounts and commissions, except, among other things, in connection with an offering to existing stockholders or with the consent of a majority of the holders of the Fund's outstanding voting securities. For a discussion of the potential characteristics of a preferred shares offering, see "Description of Preferred Shares" in the Statement of Additional Information.



     Morgan Properties, Inc., an affiliate of the Adviser, will provide the
initial capital for the Fund by purchasing           common shares of the Fund
for $     . As of the date of this Prospectus,                  owned      % of
the outstanding common shares.                  may be deemed to control the
Fund until such time as it owns less than 25% of the outstanding shares of the Fund.


                 CERTAIN ANTI-TAKEOVER PROVISIONS IN THE FUND'S

           AMENDED AND RESTATED ARTICLES OF INCORPORATION AND BY-LAWS



     The Fund's Articles and By-Laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund, to cause it to engage in certain transactions or to modify its structure. These provisions may be regarded as "anti-takeover" provisions. Such provisions could limit the ability of stockholders to sell their shares at a premium over the then-current market prices by discouraging a third party from seeking to obtain control of the Fund.

     The Fund's Articles require an affirmative vote by at least a majority of the Fund's directors and by at least 75% of the holders of the Fund's shares outstanding and entitled to vote, except as described below, to authorize: (i) the Fund's conversion from a closed-end to an open-end management investment company; (ii) a change in the nature of the business of the Fund such that it would cease to be an investment company registered under the 1940 Act; (iii) any merger, consolidation, reorganization or statutory share exchange of the Fund with or into any other corporation or entity, including a trust; (iv) a sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the Fund's assets (other than in the regular course of the Fund's investment activities); (v) the dissolution or liquidation of the Fund; (vi) the sale, lease, exchange or other transfer of all or substantially all of the Fund's assets having an aggregate value of $1,000,000 or more to or with any Principal Stockholder (as defined below);
(vii) with certain exceptions, the issuance of any securities of the Fund to any Principal Stockholder for cash; and (viii) the sale, lease or exchange to the Fund, in exchange for securities of the Fund, of any assets of any Principal Stockholder having an aggregate value of $1,000,000 or more; provided that if such action has been authorized by the affirmative vote of at least two-thirds of the Fund's Continuing Directors (as defined below) fixed in accordance with the Fund's Articles or By-Laws, then the required stockholder vote will be reduced or eliminated as follows: with respect to (i) and (ii) above, the affirmative vote of the holders of "a majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund shall be required; with respect to (iii) through (vi) above, the affirmative vote of the holders of a majority of the outstanding shares of the Fund shall be required; and with respect to (vii) and (viii) above, no stockholder vote shall be required. The term "Principal Stockholder" means any corporation, person, entity or group that, directly or indirectly, beneficially owns more than 5% of the outstanding shares of the Fund, and includes any associates or affiliates of such corporation, person or entity or of any member of such group. The term "Continuing Directors" means the initial directors identified in Article Seventh of the Fund's Articles and the directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies has been approved by a majority of the Continuing Directors then on the Board.



     None of the foregoing provisions may be amended except by the affirmative votes of a majority of the directors and of the holders of at least 75% of the shares of capital stock of the Fund outstanding and entitled to vote thereon. The percentage vote required under these provisions is higher than that required under Maryland law or by the 1940 Act. The Board believes that the provisions of the Articles relating to such a higher vote are in the best interest of the Fund and its stockholders. Even if agreed to by the Fund, certain of the transactions described above may be prohibited by the 1940 Act.


     The Board is divided into three classes of approximately equal size. The terms of the directors of the different classes are staggered so that the stockholders elect approximately one third of the Board each year. The By-Laws provide that a director may be removed from office only for cause and only by vote of at least 75% of the holders of the shares entitled to be voted on the matter in an election of directors.


     The Fund's By-Laws also require that advance notice be given to the Fund in the event a stockholder desires to nominate a person for election to the Board or to transact any other business at an annual meeting of stockholders. With respect to an annual meeting following the first annual meeting of stockholders, notice of any such nomination or business must be delivered to or received at the principal executive offices of the Fund not less than 120 calendar days prior to the anniversary date of the mailing of the Fund's proxy statement in connection with the prior year's annual meeting. In the case of a special meeting of stockholders, the notice of any such nomination or business must be given no later than the seventh calendar day following the date on which notice of such meeting is first given to stockholders. Any notice by a stockholder must be accompanied by certain information as provided in the By-Laws.



     Reference should be made to the Fund's Articles and By-Laws on file with the SEC for the full text of these provisions.

                                  UNDERWRITING


     Subject to the terms and conditions of an underwriting agreement dated
January   , 2006, the Underwriters named below, acting through Morgan Keegan as lead manager and Oppenheimer & Co. Inc., RBC Capital Markets Corporation, Stifel, Nicolaus & Company, Incorporated, Sun Trust Capital Markets, Inc., BB&T Capital Markets, a division of Scott & Stringfellow, Inc., Stephens Inc. and Wedbush Morgan Securities Inc. as their representatives (the "Representatives"), have severally agreed to purchase, and the Fund has agreed to sell to such Underwriters, the number of common shares set forth opposite their respective names.



                                                                 NUMBER OF
                        UNDERWRITER                            COMMON SHARES
                        -----------                            -------------
Morgan Keegan & Company, Inc. ..............................
Oppenheimer & Co., Inc. ....................................
RBC Capital Markets Corporation.............................
Stifel, Nicolaus & Company, Incorporated....................
SunTrust Capital Markets, Inc. .............................
BB&T Capital Markets, a division of Scott & Stringfellow,
  Inc. .....................................................
Stephens Inc. ..............................................
Wedbush Morgan Securities Inc. .............................
                                                                ----------
     Total..................................................
                                                                ==========



     The underwriting agreement provides that the obligations of the Underwriters to purchase the shares included in this offering are subject to the approval of certain legal matters by counsel and to certain other conditions. The Underwriters are obligated to purchase all the common shares listed in the table above if any of the common shares are purchased. In the underwriting agreement, the Fund and Adviser have agreed to indemnify the Underwriters against certain liabilities or to contribute payments the Underwriters may be required to make for any of those liabilities. The Fund expects to list its common shares on the NYSE under the ticker symbol "RHY." In order to meet the requirements for listing the common shares on the NYSE, the Underwriters have undertaken to sell lots of 100 or more common shares to a minimum of 2,000 beneficial owners. The minimum investment requirement is 100 common shares ($1,500). Prior to this offering, there has been no public market for the common shares or any other securities of the Fund. Consequently, the offering price for the common shares was determined by negotiation between the Fund and the Representatives.



     The Underwriters propose initially to offer some of the common shares directly to the public at the public offering price set forth on the cover page of this Prospectus and some of the common shares to certain dealers at the
public offering price less a concession not in excess of $     per common share.
The sales load the Fund will pay of $0.675 per common share is equal to 4.50% of the initial offering price. The Underwriters may allow, and the dealers may
reallow, a discount not in excess of $     per common share on sales to other
dealers. After the initial public offering, the public offering price, concession and discount may be changed.



     The Adviser has also agreed to pay from its own assets a fee to Morgan Keegan payable quarterly at the annual rate of 0.10% of the Fund's average daily Managed Assets for acting as lead manager in this offering and for providing after-market support services on an ongoing basis after the offering. The total amount of this additional compensation will not exceed 4.5% of the total price to the public of common shares in this offering. This compensation will only be payable during the continuance of the advisory agreement between the Adviser and the Fund. The sum total of all compensation to the Underwriters in connection with this offering of common shares, including the sales load and the additional compensation will be limited to 9% of the total price to the public of common shares in this offering.

     The Fund has granted the Underwriters an option to purchase up to additional common shares at the public offering price, less the sales load, within 45 days from the date of this Prospectus, solely to cover any over-allotments. If the Underwriters exercise this option, each will be obligated, subject to conditions contained in the underwriting agreement, to purchase a number of additional shares proportionate to that Underwriter's initial amount reflected in the table below.


     The following table shows the public offering price, sales load and proceeds before expenses to the Fund. The information assumes either no exercise or full exercise by the Underwriters of their over-allotment option.


                                                   PER SHARE   WITHOUT OPTION   WITH OPTION
                                                   ---------   --------------   -----------
Public offering price............................   $15.000       $              $
Sales load.......................................   $ 0.675       $              $
Proceeds, before expenses, to the Fund...........   $14.325       $              $



     The expenses of the offering payable by the Fund will be no more than
$     ($     assuming full exercise of over-allotment option), which represents
$0.05 per common share. The Adviser has agreed to pay the Fund's organizational expenses and to pay offering costs (other than the sales load) that exceed $0.05 per common share.



     The Fund anticipates that it will limit its offering to 24,000,000 common shares, not including any exercise by the Underwriters of their over-allotment option.


     Until the distribution of the common shares is complete, SEC rules may limit the Underwriters and selling group members from bidding for and purchasing the Fund's common shares. However, the Representatives may engage in transactions that stabilize the price of common shares, such as bids or purchases to peg, fix or maintain that price.

     If the Underwriters create a short position in the Fund's common shares in connection with the offering, i.e., if they sell more common shares than are listed on the cover of this Prospectus, the Representatives may reduce that short position by purchasing common shares in the open market. The Representatives may also elect to reduce any short position by exercising all or part of the over-allotment option described above. Purchases of common shares to stabilize its price or to reduce a short position may cause the price of the Fund's common shares to be higher than it might be in the absence of such purchases.

     Neither the Fund nor any of the Underwriters makes any representation or prediction as to the direction or magnitude of any effect that the transaction described above may have on the price of common shares. In addition, neither the Fund nor any of the Underwriters makes any representation that the Representatives will engage in these transactions or that these transactions, once commenced, will not be discontinued without notice.


     The Fund has agreed not to offer or sell any additional common shares for a period of 180 days after the date of the underwriting agreement without the prior written consent of the Underwriters, except for the sale of common shares to the Underwriters pursuant to the underwriting agreement or shares issued pursuant to the Plan.


     The Fund anticipates that the Underwriters may from time to time act as brokers or dealers in executing the Fund's portfolio transactions after they have ceased to be Underwriters.


     The addresses of the Representatives are: Morgan Keegan, Fifty North Front Street, Morgan Keegan Tower, Memphis, Tennessee 38103; Oppenheimer & Co. Inc., 125 Broad Street, New York, New York 10004; RBC Capital Markets Corporation, 60 South Sixth Street, Minneapolis, Minnesota 55402-4422; Stifel, Nicolaus & Company, Incorporated, 501 North Broadway, St. Louis, Missouri 63192; Sun Trust Capital Markets, Inc., 3333 Peachtree N.E., Atlanta, Georgia 30326; BB&T Capital Markets, a division of Scott & Stringfellow, Inc., 909 E. Main Street, Richmond, Virginia 23219; Stephens Inc., 111 Center

Street, Little Rock, Arkansas, 72201; and Wedbush Morgan Securities Inc., 1000 Wilshire Boulevard, Los Angeles, California 90017.


                          CUSTODIAN AND TRANSFER AGENT


     State Street will serve as the custodian of the Fund's assets. Computershare will serve as the Fund's transfer agent, registrar, dividend disbursement agent, and the Plan Agent for the Fund's Plan.


                                 LEGAL MATTERS

     Certain legal matters in connection with the common shares offered hereby will be passed on for the Fund by Kirkpatrick & Lockhart Nicholson Graham LLP, Washington, D.C., and for the Underwriters by Bass, Berry & Sims PLC, Memphis, Tennessee.

                            TABLE OF CONTENTS OF THE
                      STATEMENT OF ADDITIONAL INFORMATION


                                                               PAGE
                                                               ----
Investment Limitations......................................     3
Investment Objectives and Policies..........................     4
Management of the Fund......................................    38
Portfolio Managers..........................................    49
Portfolio Transactions......................................    53
Proxy Voting Policies and Procedures........................    55
Portfolio Holdings Information..............................    55
Repurchase of Common Shares; Tender Offers; Conversion to
  Open-End Fund.............................................    56
Borrowings..................................................    59
Description of Preferred Shares.............................    59
Federal Tax Matters.........................................    62
Performance-Related, Comparative and Other Information......    68
Independent Registered Public Accountants...................    68
Control Persons and Principal Holders of Securities.........    68
Additional Information......................................    69
Report of Independent Registered Public Accounting Firm.....    70
Financial Statement.........................................    71
Appendix A-Ratings of Investments...........................   A-1

                                             SHARES



                    RMK MULTI-SECTOR HIGH INCOME FUND, INC.

                                 COMMON SHARES

                            ------------------------
                                   PROSPECTUS
                            ------------------------

                         MORGAN KEEGAN & COMPANY, INC.


                               OPPENHEIMER & CO.



                              RBC CAPITAL MARKETS



                                STIFEL NICOLAUS



                           SUNTRUST ROBINSON HUMPHREY



                              BB&T CAPITAL MARKETS



                                 STEPHENS INC.



                         WEDBUSH MORGAN SECURITIES INC.



                                JANUARY   , 2006

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.



                              SUBJECT TO COMPLETION
     PRELIMINARY STATEMENT OF ADDITIONAL INFORMATION, DATED JANUARY 9, 2006


                     RMK MULTI-SECTOR HIGH INCOME FUND, INC.
                       STATEMENT OF ADDITIONAL INFORMATION


     RMK Multi-Sector High Income Fund, Inc. (the "Fund") is a newly organized, diversified, closed-end management investment company. This Statement of Additional Information relating to the Fund's shares of common stock ("common shares") is not a prospectus but should be read in conjunction with the Prospectus relating to the common shares dated January , 2006. This Statement of Additional Information does not include all of the information a prospective investor should consider before purchasing common shares, and investors should obtain and read the Prospectus prior to purchasing such shares. A copy of the Prospectus is available without charge from the Fund by calling 1-800-564-2113 or by accessing the Fund's website (http://rmkfunds.com). You may also obtain a copy of the Prospectus on the Securities and Exchange Commission's web site (http://www.sec.gov). Capitalized terms used but not defined in this Statement of Additional Information have the respective meanings ascribed to them in the Prospectus.


     No person has been authorized to give any information or to make any representations not contained in the Prospectus or in this Statement of Additional Information in connection with the offering made by the Prospectus, and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund. The Prospectus and this Statement of Additional Information do not constitute an offering by the Fund in any jurisdiction in which such offering may not lawfully be made.

                                TABLE OF CONTENTS
                                                                           PAGE
                                                                           ----


INVESTMENT LIMITATIONS.......................................................3
INVESTMENT OBJECTIVES AND POLICIES...........................................4
MANAGEMENT OF THE FUND......................................................38
PORTFOLIO MANAGERS..........................................................49
PORTFOLIO TRANSACTIONS......................................................53
PROXY VOTING POLICIES AND PROCEDURES........................................55
PORTFOLIO HOLDINGS INFORMATION..............................................55
REPURCHASE OF COMMON SHARES; TENDER OFFERS; CONVERSION TO OPEN-END FUND.....56
BORROWINGS..................................................................59
DESCRIPTION OF PREFERRED SHARES.............................................59
FEDERAL TAX MATTERS.........................................................62
PERFORMANCE-RELATED, COMPARATIVE AND OTHER INFORMATION......................68
INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS...................................68
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.........................68
ADDITIONAL INFORMATION......................................................69
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.....................70
FINANCIAL STATEMENT.........................................................71
APPENDIX A--RATINGS OF INVESTMENTS..........................................A-1

        This Statement of Additional Information is dated January , 2006

                             INVESTMENT LIMITATIONS

     This section supplements the disclosure in the Prospectus and provides additional information on the Fund's investment limitations. Investment limitations identified as fundamental may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities (which for this purpose and under the Investment Company Act of 1940, as amended (the "1940 Act"), means the lesser of (1) 67% of the common shares represented at a meeting at which more than 50% of the outstanding common shares are represented or (2) more than 50% of the outstanding common shares). If the Fund were to issue shares of preferred stock ("preferred shares"), the investment limitations could not be changed without the approval of the holders of a majority of the outstanding common and preferred shares, voting together as a class, and the approval of the holders of a majority of the outstanding preferred shares, voting separately as a class.

     Investment limitations stated as a maximum percentage of the Fund's assets are only applied immediately after, and because of, an investment or a transaction by the Fund to which the limitation is applicable (other than the limitations on borrowing). Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether the investment complies with the Fund's investment limitations.

     The following are the Fund's fundamental investment limitations set forth in their entirety. The Fund may not:

     (1)  issue senior securities, except as permitted by the 1940 Act;

     (2) borrow money in excess of 33 1/3% of its total assets (including the amount borrowed) minus liabilities (other than the amount borrowed), except that the Fund may borrow up to an additional 5% of its total assets for emergency or temporary purposes;

     (3) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except this limitation does not apply to purchases of debt securities or to repurchase agreements;

     (4) underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended (the "1933 Act"), in the disposition of restricted securities;

     (5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, 25% or more of the Fund's total assets would be invested in the securities of companies the principal business activities of which are in the same industry;

     (6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, except that the Fund may invest in securities or other instruments backed by real estate or securities of companies engaged in the real estate business;

     (7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except that the Fund may purchase or sell options and futures contracts or invest in securities or other instruments backed by physical commodities; and

     (8) with respect to 75% of the Fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (1) more than 5% of the Fund's total assets would be invested in the securities of that issuer or (2) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

     The following interpretation applies to, but is not a part of, fundamental limitation (8): Asset- and mortgage-backed securities will not be considered to have been issued by the same issuer by reason of the securities having the same sponsor, and asset- and mortgage-backed securities issued by a finance or other special purpose subsidiary that are not guaranteed by the parent company will be considered to be issued by a separate issuer from the parent company.

     Under the 1940 Act, a "senior security" does not include any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed. Both transactions involving indebtedness and preferred shares issued by the Fund would be considered senior securities under the 1940 Act. The Fund may only enter into transactions involving indebtedness if the asset coverage (as defined in the 1940 Act) would be at least 300% of the indebtedness. The Fund may only issue preferred shares if the asset coverage (as defined in the 1940 Act) would be at least 200% after such issuance.

     To the extent the Fund covers its commitment under a derivative instrument by the segregation of assets determined by Morgan Asset Management, Inc. (the "Adviser") to be liquid and/or by holding instruments representing offsetting commitments, such instrument will not be considered a "senior security" for purposes of the asset coverage requirements otherwise applicable to borrowings by the Fund or its issuance of preferred shares.

     The Fund interprets its policies with respect to borrowing and lending to permit such activities as may be lawful for it to the full extent permitted by the 1940 Act or by exemption from the provisions therefrom pursuant to an exemptive order of the Securities and Exchange Commission ("SEC") and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction from time to time.

                       INVESTMENT OBJECTIVES AND POLICIES


     The Fund will seek to achieve its investment objectives by investing in a diversified portfolio consisting primarily of debt securities that the Adviser believes offer attractive yield and capital appreciation potential. These securities may include, but are not limited to, corporate bonds, mortgage- and asset-backed securities, convertible debt securities, distressed securities, including securities of companies in bankruptcy reorganization proceedings or otherwise in the process of debt restructuring, U.S. government and municipal obligations and foreign government obligations. The debt securities in which the Fund invests may have fixed or variable principal payments and all types of interest rate and reset terms, including fixed rate, floating rate, adjustable rate, zero coupon, contingent, deferred, and payment-in-kind features.

     The Fund intends to focus its investments in below investment grade securities. Under normal market conditions, the Fund anticipates that it will invest at least 50% of its total assets in below investment grade securities. Below investment grade debt securities are rated Ba1 or lower by Moody's, BB+ or lower by S&P, comparably rated by another rating agency or, if unrated, determined by the Adviser to be of comparable quality. Below investment grade debt securities are commonly referred to as "junk bonds" and are considered speculative with respect to an issuer's capacity to pay interest and repay principal. The Fund may invest up to 20% of its total assets in distressed securities, which include securities: issued by a company in a bankruptcy reorganization proceeding; subject to some other form of public or private debt restructuring; otherwise in default or in significant risk of being in default as to the payment of interest or repayment of principal; or trading at prices substantially below other below investment grade debt securities of companies in similar industries. Distressed securities are generally rated Ca1 or lower by Moody's or CC+ or lower by S&P, comparably rated by another rating agency or are unrated but considered by the Adviser to be of comparable quality.

     While the Fund intends to focus its investments in below investment grade securities, it maintains the flexibility to invest up to 50% of its total assets in investment grade securities, to take advantage of market and value opportunities. Investment grade debt securities are securities of medium- to high-quality that are rated Baa3 or higher by Moody's, BBB- or higher by S&P or within one of the four highest ratings classes of another rating agency or, if unrated, are determined by the Adviser to be of comparable quality.

     The Fund may invest up to 30% of its total assets in equity securities of both domestic and foreign issuers, including common and preferred stocks, securities convertible into equity securities, and rights, warrants and options to purchase any of the foregoing. The Fund may also invest up to 15% of its total assets in a combination of foreign debt and foreign equity securities (so long as the total assets invested in foreign equity securities do not cause the Fund to exceed its 30% limitation on equity securities generally). The Fund anticipates that all foreign securities it holds will be denominated in U.S. dollars.

     The Fund may also invest in other securities providing the potential for high income or a combination of high income and capital growth if the Adviser expects to achieve the Fund's objectives with such investments.

     In unusual market conditions, the Fund may temporarily invest up to 100% of its assets in securities issued or guaranteed by the U.S. government or its instrumentalities or agencies, short-term debt securities and cash or cash equivalents as a defensive tactic. To the extent the Fund uses this strategy, its investment returns and distributions to its holders of common shares ("common stockholders") may decrease and it will not achieve its investment objectives during this period.

     The Fund will seek to maintain an average effective portfolio maturity between 3 and 15 years. Effective maturity is the calculated maturity based on analytical factors that estimate the actual expected return of principal rather than the stated final maturity date of a security. For example, a mortgage-backed security may have a 30-year stated final maturity. However, given the expected periodic principal prepayments of that security, the effective maturity may be 10 years rather than the stated 30 years. The average effective portfolio maturity is the dollar-weighted average of effective maturities of the securities in the Fund's portfolio.

     The Fund currently intends to leverage its portfolio through the use of a credit facility representing approximately 30% of its total assets but may leverage up to 33 1/3% of its total assets (in each case including the amounts obtained through leverage).

     The following pages contain more detailed information about the types of instruments in which the Fund may invest, strategies the Adviser may employ in pursuit of the Fund's investment objectives and a discussion of related risks. The Adviser may not buy these instruments or use these techniques unless it believes that doing so will help the Fund achieve its goals.

     ASSET-BACKED SECURITIES. Asset-backed securities represent direct or indirect participations in, or are secured by and payable from, pools of assets such as, among other things, motor vehicle retail installment sales contracts, installment loan contracts, leases of various types of real and personal property, and receivables from revolving consumer credit (credit card) agreements, or a combination of the foregoing. These assets are securitized through the use of trusts and special purpose corporations. Credit enhancements, such as various forms of cash collateral accounts or letters of credit, may support payments of principal and interest on asset-backed securities. Although these securities may be supported by letters of credit or other credit enhancements, payment of interest and principal ultimately depends upon individuals paying the underlying loans, which may be affected adversely by general downturns in the economy. Asset-backed securities are subject to the same risk of prepayment described with respect to mortgage-backed securities. The risk that recovery on repossessed collateral might be unavailable or inadequate to support payments, however, is greater for asset-backed securities than for mortgage-backed securities.

     Certificates for Automobile Receivables(SM) ("CARS(SM)") represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing those contracts. Payments of principal and interest on the underlying contracts are passed through monthly to certificate holders and are generally guaranteed for a specified time period and amount by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. Underlying installment sales contracts are subject to prepayment, which may reduce the overall return to certificate holders. Certificate holders also may experience delays in payment or losses on CARSSM if the trust does not realize the full amounts due on underlying installment sales contracts because of unanticipated legal or administrative costs of enforcing the contract; depreciation, damage, or loss of the vehicles securing the contract; or other factors.

     Credit card receivable securities are backed by receivables from revolving credit card agreements ("Accounts"). Credit balances on Accounts are generally paid down more rapidly than automobile contracts. Most of the credit card receivable securities issued publicly to date have been pass-through certificates. In order to lengthen their maturity or duration, most such securities provide for a fixed period during which only interest payments on the underlying Accounts are passed through to the security holder. Principal payments on the Accounts are used to fund the transfer of additional credit card charges made on the Accounts to the pool of assets supporting the securities. Usually, the initial fixed period may be shortened if specified events occur which signal a potential deterioration in the quality of the assets backing the security, such as the imposition of a cap on interest rates. An issuer's ability to extend the life of an issue of credit card receivable securities thus depends on the continued generation and repayment of principal amounts in the underlying Accounts and the non-occurrence of the specified events. The non-deductibility of consumer interest, as well as competitive and general economic factors, could adversely affect the rate at which new receivables are created in an Account and conveyed to an issuer, thereby shortening the expected weighted average life of the related security and reducing its yield. An acceleration in cardholders' payment rates or any other event that shortens the period during which additional credit card charges on an Account may be transferred to the pool of assets supporting the related security could have a similar effect on its weighted average life and yield.

     Credit cardholders are entitled to the protection of state and federal consumer credit laws. Many of those laws give a holder the right to set off certain amounts against balances owed on the credit card, thereby reducing amounts paid on Accounts. In addition, unlike the collateral for most other asset-backed securities, Accounts are unsecured obligations of the cardholder.

     The Fund may invest in trust preferred securities, which are a type of asset-backed security. Trust preferred securities represent interests in a trust formed by a parent company to finance its operations. The trust sells preferred shares and invests the proceeds in debt securities of the parent. This debt may be subordinated and unsecured. Dividend payments on the trust preferred securities match the interest payments on the debt securities; if no interest is paid on the debt securities, the trust will not make current payments on its preferred securities. Unlike typical asset-backed securities, which have many underlying payors and are usually over-collateralized, trust preferred securities have only one underlying payor and are not over-collateralized. Issuers of trust preferred securities and their parents currently enjoy favorable tax treatment. If the tax characterization of trust preferred securities were to change, they could be redeemed by the issuers, which could result in a loss to the Fund.

     MORTGAGE-BACKED SECURITIES. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property and include single- and multi-class pass-through securities and collateralized mortgage obligations. The U.S. government mortgage-backed securities include mortgage-backed securities issued or guaranteed as to the payment of principal and interest (but not as to market value) by Ginnie Mae (also known as the Government National Mortgage Association), Fannie Mae (also known as the Federal National Mortgage Association) or Freddie Mac (also known as the Federal Home Loan Mortgage Corporation) or other government-sponsored enterprises. Other mortgage-backed securities are issued by private issuers, generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities (collectively "Private Mortgage Lenders"). Payments of principal and interest (but not the market value) of such private mortgage-backed securities may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but with some form of non-government credit enhancement.

     GINNIE MAE CERTIFICATES. Ginnie Mae guarantees certain mortgage pass-through certificates ("Ginnie Mae certificates") that are issued by Private Mortgage Lenders and that represent ownership interests in individual pools of residential mortgage loans. These securities are designed to provide monthly payments of interest and principal to the investor. Timely payment of interest and principal is backed by the full faith and credit of the U.S. government. Each mortgagor's monthly payment to his lending institution on his residential mortgage is "passed through" to certificate holders such as the Fund. Mortgage pools consist of whole mortgage loans or participations in loans. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. Lending institutions that originate mortgages for the pools are subject to certain standards, including credit and other underwriting criteria for individual mortgages included in the pools.

     FANNIE MAE CERTIFICATES. Fannie Mae facilitates a national secondary market in residential mortgage loans insured or guaranteed by U.S. government agencies and in privately insured or uninsured residential mortgage loans (sometimes referred to as "conventional mortgage loans" or "conventional loans") through its mortgage purchase and mortgage-backed securities sales activities. Fannie Mae issues guaranteed mortgage pass-through certificates ("Fannie Mae certificates"), which represent pro rata shares of all interest and principal payments made and owed on the underlying pools. Fannie Mae guarantees timely payment of interest and principal on Fannie Mae certificates. The Fannie Mae guarantee is not backed by the full faith and credit of the U.S. government.

     FREDDIE MAC CERTIFICATES. Freddie Mac also facilitates a national secondary market for conventional residential and U.S. government-insured mortgage loans through its mortgage purchase and mortgage-backed securities sales activities. Freddie Mac issues two types of mortgage pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). Each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. Freddie Mac generally guarantees timely monthly payment of interest on PCs and the ultimate payment of principal, but it also has a PC program under which it guarantees timely payment of both principal and interest. GMCs also represent a pro rata interest in a pool of mortgages. These instruments, however, pay interest semi-annually and return principal once a year in guaranteed minimum payments. The Freddie Mac guarantee is not backed by the full faith and credit of the U.S. government.

     PRIVATE MORTGAGE-BACKED SECURITIES. Mortgage-backed securities issued by Private Mortgage Lenders are structured similarly to the pass-through certificates and collateralized mortgage obligations ("CMOs") issued or guaranteed by Ginnie Mae, Fannie Mae and Freddie Mac. Such mortgage-backed securities may be supported by pools of U.S. government or agency insured or guaranteed mortgage loans or by other mortgage-backed securities issued by a government agency or instrumentality, but they generally are supported by pools of conventional (I.E., non-government guaranteed or insured) mortgage loans. Since such mortgage-backed securities normally are not guaranteed by an entity having the credit standing of Ginnie Mae, Fannie Mae and Freddie Mac, they normally are structured with one or more types of credit enhancement. See "Types of Credit Enhancement" below. These credit enhancements do not protect investors from changes in market value.

     COMMERCIAL MORTGAGE-BACKED SECURITIES. Commercial mortgage-backed securities generally are multi-class debt or pass-through certificates secured by mortgage loans on commercial properties. The market for commercial mortgage-backed securities developed more recently, and in terms of total outstanding principal amount of issues, is relatively small, compared to the market for residential single-family mortgage-backed securities. In addition, commercial lending generally is viewed as exposing the lender to a greater risk of loss than one- to four-family residential lending. Commercial lending, for example, typically involves larger loans to single borrowers or groups of related borrowers than residential one- to four-family mortgage loans. In addition, the repayment of loans secured by income producing properties typically is dependent upon the successful operation of the related real estate project and the cash flow generated therefrom. Consequently, adverse changes in economic conditions and circumstances are more likely to have an adverse impact on mortgage-backed securities secured by loans on commercial properties than on those secured by loans on residential properties.

     STRIPPED MORTGAGE-BACKED SECURITIES. Stripped mortgage-backed securities are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities, each with a specified percentage of the underlying security's principal or interest payments. Mortgage securities may be partially stripped so that each investor class receives some interest and some principal. When securities are completely stripped, however, all of the interest is distributed to holders of one type of security, known as an interest-only security, or IO, and all of the principal is distributed to holders of another type of security known as a principal-only security, or PO. Strips can be created in a pass-through structure or as tranches of a CMO. The yields to maturity on IOs and POs are very sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IOs. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield on POs could be materially and adversely affected.

     COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTI-CLASS MORTGAGE PASS-THROUGHS. CMOs are debt obligations that are collateralized by mortgage loans or mortgage pass-through securities (such collateral collectively being called "Mortgage Assets"). CMOs may be issued by Private Mortgage Lenders or by government entities such as Fannie Mae or Freddie Mac. Multi-class mortgage pass-through securities are interests in trusts that are comprised of Mortgage Assets and that have multiple classes similar to those in CMOs. Unless the context indicates otherwise, references herein to CMOs include multi-class, mortgage pass-through securities. Payments of principal of, and interest on, the Mortgage Assets (and in the case of CMOs, any reinvestment income thereon) provide the funds to pay debt service on the CMOs or to make scheduled distributions on the multi-class mortgage pass-through securities.

     In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMO, also referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrued on all classes of a CMO (other than any principal-only class) on a monthly, quarterly or semi-annual basis. The principal and interest on the Mortgage Assets may be allocated among the several classes of a CMO in many ways. In one structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates so that no payment of principal will be made on any class of the CMO until all other classes having an earlier stated maturity or final distribution date have been paid in full. In some CMO structures, all or a portion of the interest attributable to one or more of the CMO classes may be added to the principal amounts attributable to such classes, rather than passed through to certificate holders on a current basis, until other classes of the CMO are paid in full.

     Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier.

     Some CMO classes are structured to pay interest at rates that are adjusted in accordance with a formula, such as a multiple or fraction of the change in a specified interest rate index, so as to pay at a rate that will be attractive in certain interest rate environments but not in others. For example, an inverse floating rate CMO class pays interest at a rate that increases as a specified interest rate index decreases but decreases as that index increases. For other CMO classes, the yield may move in the same direction as market interest rates--I.E., the yield may increase as rates increase and decrease as rates decrease--but may do so more rapidly or to a greater degree. The market value of such securities generally is more volatile than that of a fixed rate obligation. Such interest rate formulas may be combined with other CMO characteristics. For example, a CMO class may be an inverse interest-only class on which the holders are entitled to receive no payments of principal and are entitled to receive interest at a rate that will vary inversely with a specified index or a multiple thereof.

     ARMS AND FLOATING RATE MORTGAGE-BACKED SECURITIES. Adjustable rate mortgage-backed securities (sometimes referred to as "ARM securities") are mortgage-backed securities that represent a right to receive interest payments at a rate that is adjusted to reflect the interest earned on a pool of mortgage loans bearing variable or adjustable rates of interest (such mortgage loans are referred to as "ARMs"). Floating rate mortgage-backed securities are classes of mortgage-backed securities that have been structured to represent the right to receive interest payments at rates that fluctuate in accordance with an index but that generally are supported by pools comprised of fixed-rate mortgage loans. Because the interest rates on ARM and floating rate mortgage-backed securities are reset in response to changes in a specified market index, the values of such securities tend to be less sensitive to interest rate fluctuations than the values of fixed-rate securities. As a result, during periods of rising interest rates, such securities generally do not decrease in value as much as fixed-rate securities. Conversely, during periods of declining rates, such securities generally do not increase in value as much as fixed-rate securities.

     ARM securities represent a right to receive interest payments at a rate that is adjusted to reflect the interest earned on a pool of ARMs. ARMs generally specify that the borrower's mortgage interest rate may not be adjusted above a specified lifetime maximum rate or, in some cases, below a minimum lifetime rate. In addition, certain ARMs specify limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. ARMs also may limit changes in the maximum amount by which the borrower's monthly payment may adjust for any single adjustment period. In the event that a monthly payment is not sufficient to pay the interest accruing on the ARM, any such excess interest is added to the mortgage loan ("negative amortization"), which is repaid through future payments. If the monthly payment exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment that would have been necessary to amortize the outstanding principal balance over the remaining term of the loan, the excess reduces the principal balance of the ARM. Borrowers under ARMs experiencing negative amortization may take longer to build up their equity in the underlying property and may be more likely to default.

     ARMs also may be subject to a greater rate of prepayments in a declining interest rate environment. For example, during a period of declining interest rates, prepayments on ARMs could increase because the availability of fixed mortgage loans at competitive interest rates may encourage mortgagors to "lock-in" at a lower interest rate. Conversely, during a period of rising interest rates, prepayments on ARMs might decrease. The rate of prepayments with respect to ARMs has fluctuated in recent years.

     The rates of interest payable on certain ARMs, and, therefore, on certain ARM securities, are based on indices, such as the one-year constant maturity Treasury rate, that reflect changes in market interest rates. Others are based on indices, such as the 11th District Federal Home Loan Bank Cost of Funds Index ("COFI"), that tend to lag behind changes in market interest rates. The values of ARM securities supported by ARMs that adjust based on lagging indices tend to be somewhat more sensitive to interest rate fluctuations than those reflecting current interest rate levels, although the values of such ARM securities still tend to be less sensitive to interest rate fluctuations than fixed-rate securities.

     ARM securities frequently permit the holder to demand payment of the obligations' principal and accrued interest at any time or at specified intervals not exceeding one year. The demand feature usually is backed by a credit instrument (e.g., a bank letter of credit) from a creditworthy issuer and sometimes by insurance from a creditworthy insurer. Without these credit enhancements, some ARM securities might not meet the Fund's quality standards. Accordingly, in purchasing these securities, the Fund relies primarily on the creditworthiness of the credit instrument issuer or the insurer. The Fund can also buy fixed-rate securities accompanied by a demand feature or by a put option, which permits the Fund to sell the security to the issuer or third party at a specified price. The Fund may rely on the creditworthiness of issuers of the credit enhancements in purchasing these securities.

     Floating rate mortgage-backed securities are classes of mortgage-backed securities that have been structured to represent the right to receive interest payments at rates that fluctuate in accordance with an index but that generally are supported by pools comprised of fixed-rate mortgage loans. As with ARM securities, interest rate adjustments on floating rate mortgage-backed securities may be based on indices that lag behind market interest rates. Interest rates on floating rate mortgage-backed securities generally are adjusted monthly. Floating rate mortgage-backed securities are subject to lifetime interest rate caps, but they generally are not subject to limitations on monthly or other periodic changes in interest rates or monthly payments.

     TYPES OF CREDIT ENHANCEMENT. To lessen the effect of failures by obligors on the underlying assets to make payments, mortgage- and asset-backed securities may contain elements of credit enhancement. Such credit enhancement falls into two categories: (1) liquidity protection and (2) protection against losses resulting after default by an obligor on the underlying assets and collection of all amounts recoverable directly from the obligor and through liquidation of the collateral. Liquidity protection is the provision of advances, generally by the entity administering the pool of assets (usually the bank, savings association or mortgage banker that transferred the underlying loans to the issuer of the security), to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting after default and liquidation ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor, from third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional fees for such credit enhancement, although the existence of credit enhancement may increase the price of a security. Credit enhancements do not provide protection against changes in the market value of the security. Examples of credit enhancement arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "spread accounts" or "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed that required to make payment of the securities and pay any servicing or other fees). The degree of credit enhancement provided for each issue generally is based on historical information regarding the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated could adversely affect the return on an investment in such a security.


     INVESTMENTS IN SUBORDINATED SECURITIES. The Fund may invest in subordinated classes of senior-subordinated securities ("Subordinated Securities"). Subordinated Securities have no governmental guarantee, and are subordinated in some manner as to the payment of principal and/or interest to the holders of more senior mortgage- or asset-backed securities arising out of the same pool of assets. The holders of Subordinated Securities typically are compensated with a higher stated yield than are the holders of more senior securities. On the other hand, Subordinated Securities typically subject the holder to greater risk than senior securities and tend to be rated in a lower rating category (frequently a substantially lower rating category) than the senior securities issued in respect of the same pool of assets. Subordinated Securities generally are likely to be more sensitive to changes in prepayment and interest rates, and the market for such securities may be less liquid than is the case for traditional debt securities and senior mortgage- or asset-backed securities.

     SPECIAL CHARACTERISTICS OF MORTGAGE- AND ASSET-BACKED SECURITIES. The yield characteristics of mortgage-and asset-backed securities differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other obligations generally may be prepaid at any time. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Similar factors apply to prepayments on asset-backed securities, but the receivables underlying asset-backed securities generally are of a shorter maturity and thus less likely to experience substantial prepayments. Such securities, however, often provide that for a specified time period the issuers will replace receivables in the pool that are repaid with comparable obligations. If the issuer is unable to do so, repayment of principal on the asset-backed securities may commence at an earlier date. Mortgage- and asset-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other debt securities from declining interest rates because of the risk of prepayment.


     The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

     Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool's term may be shortened by unscheduled or early payments of principal on the underlying mortgages. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. In the past, a common industry practice was to assume that prepayments on pools of fixed rate 30-year mortgages would result in a 12-year average life for the pool. At present, mortgage pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of declining interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-backed securities. Conversely, in periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield. Reinvestment of prepayments may occur at lower interest rates than the original investment, thus adversely affecting the yield of the Fund.

     COLLATERALIZED BOND OBLIGATIONS. Collateralized bond obligations ("CBOs") are structured securities backed by a diversified pool of high yield, public or private fixed income securities. These may be fixed pools or may be "market value" (or managed) pools of collateral. The pool of high yield securities is typically separated into tranches representing different degrees of credit quality. The top tranche of CBOs, which represents the highest credit quality in the pool, has the greatest collateralization and pays the lowest interest rate. Lower CBO tranches represent lower degrees of credit quality and pay higher interest rates that are intended to compensate for the attendant risks. The bottom tranche specifically receives the residual interest payments (I.E., money that is left over after the higher tranches have been paid) rather than a fixed interest rate. The return on the lower tranches of CBOs is especially sensitive to the rate of defaults in the collateral pool.

     COLLATERALIZED LOAN OBLIGATIONS. Collateralized loan obligations ("CLOs") are asset-backed securities issued by a trust or other entity that are collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans and subordinated corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The Adviser does not select borrowers of the underlying loans that comprise the CLO pool (a "CLO borrower"). Like the underlying loans, CLOs are subject to credit risk. CLOs are also subject to prepayment risk, which is the risk that the underlying loans may be prepaid, generally during a period of falling interest rates, which could adversely affect the yield to maturity and could require the Fund to reinvest in lower yielding securities. In addition, the collection of collateral on a defaulted loan, if achieved, may be subject to significant delays. Further, the Fund may be subject to the credit risk of the institution that creates the CLO. The Fund may have limited or no rights to enforce the terms of any loan agreement with a CLO borrower, right to set-off against the CLO borrower or right to object to amendments to the lending agreement with the CLO borrower.


     REAL ESTATE INVESTMENT TRUSTS. Real estate investment trusts ("REITs") are companies that invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income primarily from interest payments. A REIT is not taxed on net income and gains it distributes to its shareholders, provided it complies with the applicable requirements of the Internal Revenue Code of 1986, as amended (the "Code").


     The Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses the Fund pays. Debt securities issued by REITs are, for the most part, general and unsecured obligations and are subject to risks associated with REITs.

     Investing in REITs involves certain unique risks in addition to the risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties it owns, by changes in economic conditions, generally, and by changes in the broader stock market. A mortgage REIT may be affected by changes in interest rates and the ability of the obligors on its portfolio mortgages to repay their obligations. REITs depend on the skills of their managers and are not diversified. REITs generally depend on maintaining cash flows to repay borrowings and to make distributions to stockholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry.

     REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. If a REIT invests in ARMs, the interest rates on which are reset periodically, yields on the REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

     REITs may have limited financial resources and may trade less frequently and in a more limited volume than larger company securities.

     MORTGAGE DOLLAR ROLLS. The Fund may enter into mortgage "dollar rolls" in which it sells mortgage-related securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what such performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund will hold and maintain in a segregated account until the settlement date cash or liquid securities in an amount equal to its forward purchase price. For financial reporting purposes, the Fund treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale of a security. Mortgage dollar rolls involve certain risks, including the following: if the broker-dealer to whom the Fund sells the mortgage-related securities subject to the mortgage dollar roll becomes insolvent, the Fund's right to purchase or repurchase the securities may be restricted, and the securities that the Fund is required to repurchase may be worth less than the securities that the Fund originally held. Successful use of mortgage dollar rolls will depend on the Adviser's ability to manage the Fund's interest rate and mortgage prepayments exposure. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed.

     LOANS AND OTHER DIRECT DEBT INSTRUMENTS. Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments are subject to the Fund's policies regarding the quality of debt securities.

     Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. Direct debt instruments may not be rated by any nationally recognized statistical rating service. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Loans that are fully secured provide more protections than an unsecured loan in the event of failure to make scheduled interest or principal payments. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral could be liquidated. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

     Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a purchaser could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary. Direct debt instruments that are not in the form of securities may offer less legal protection to the purchaser in the event of fraud or misrepresentation. In the absence of definitive regulatory guidance, the Adviser uses its research to attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund.

     A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, the purchaser has direct recourse against the borrower, the purchaser may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a purchaser were determined to be subject to the claims of the agent's general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

     Direct indebtedness may include letters of credit, delayed funding loans, revolving credit facilities, or other standby financing commitments that obligate purchasers to make additional cash payments on demand. These commitments may have the effect of requiring a purchaser to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid. In the event the Fund invests in these types of loans, the Fund will set aside appropriate liquid assets in a segregated custodial account to cover its potential obligations under standby financing commitments.

     The Fund limits the amount of total assets that it will invest in any one issuer or in issuers within the same industry (see "Investment Limitations").

For purposes of these limitations, the Fund generally will treat the borrower as the "issuer" of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between the Fund and the borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the borrower, SEC interpretations require the Fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as "issuers" for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict the Fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

     U.S. GOVERNMENT SECURITIES. The Fund may invest in U.S. government securities, including a variety of securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements secured thereby. These securities include securities issued and guaranteed by the full faith and credit of the U.S. government, such as Treasury bills, Treasury notes, and Treasury bonds; obligations supported by the right of the issuer to borrow from the U.S. Treasury, such as those of the Federal Home Loan Banks; and obligations supported only by the credit of the issuer, such as those of the Federal Intermediate Credit Banks. Other U. S. government agencies, authorities and instrumentalities, may include, among others, Fannie Mae, Ginnie Mae, the Federal Home Loan Mortgage Corporation, the Federal Housing Administration, the Resolution Funding Corporation, the Federal Farm Credit Banks, the Tennessee Valley Authority, the Student Loan Marketing Association and the Small Business Administration. More detailed information about some of these categories of U.S. Government Securities follows.

     o U.S. Treasury Bills - Direct obligations of the United States Treasury that are issued in maturities of one year or less. No interest is paid on Treasury bills; instead, they are issued at a discount and repaid at full face value when they mature. They are backed by the full faith and credit of the U.S. Government.

     o U.S. Treasury Notes and Bonds - Direct obligations of the United States Treasury issued in maturities that vary between one and forty years, with interest normally payable every six months. They are backed by the full faith and credit of the U.S. Government.

     o Ginnie Mae Certificates, Fannie Mae Certificates and Freddie Mac Certificates are described under "-Mortgaged-backed Securities."


     As described in the Fund's Prospectus, U.S. Government Securities do not involve the level of credit risk associated with investments in other types of debt securities, although, as a result, the yields available from U.S. Government Securities are generally lower than the yields available from corporate debt securities. Like other debt securities, however, the values of U.S. Government Securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund's net asset value.


     Stripped government securities are created by separating the income and principal components of a U.S. government security and selling them separately.

STRIPS (Separate Trading of Registered Interest and Principal of Securities) are created when the coupon payments and the principal payment are stripped from an outstanding U.S. Treasury security by a Federal Reserve Bank. Privately stripped government securities are created when a dealer deposits a U.S. Treasury security or other U.S. government security with a custodian for safekeeping. The custodian issues separate receipts for the coupon payments and the principal payment, which the dealer then sells.

     MUNICIPAL OBLIGATIONS. These obligations, which are issued by state and local governments to acquire land, equipment and facilities, typically are not fully backed by the municipality's credit, and if funds are not appropriated for the following year's lease payments, a lease may terminate, with the possibility of default on the lease obligation and significant loss to the Fund. The two principal classifications of municipal obligations are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or facility being financed. Private activity bonds ("PABs") are usually revenue bonds and are not payable from the unrestricted revenues of the issuer. The credit quality of PABs is usually directly related to the credit standing of the corporate user of the facilities. In addition, certain types of PABs are issued by or on behalf of public authorities to finance various privately operated facilities, including certain pollution control facilities, convention or trade show facilities, and airport, mass transit, port or parking facilities.

     WHEN-ISSUED SECURITIES. The Fund may enter into agreements with banks or broker-dealers for the purchase or sale of securities at an agreed-upon price on a specified future date. Such agreements might be entered into, for example, when the Fund anticipates a decline in interest rates and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued later. When the Fund purchases securities in this manner (on a when-issued or delayed-delivery basis), it is required to create a segregated account with the Fund's custodian and to maintain in that account cash, U.S. Government Securities or other liquid securities in an amount equal to or greater than, on a daily basis, the amount of the Fund's when-issued or delayed-delivery commitments. No income is generally earned on these securities until after delivery. The Fund will make commitments to purchase on a when-issued or delayed-delivery basis only securities meeting the Fund's investment criteria. The Fund may take delivery of these securities or, if it is deemed advisable as a matter of investment strategy, the Fund may sell these securities before the settlement date. When the time comes to pay for when-issued or delayed-delivery securities, the Fund will meet its obligations from then available cash flow or the sale of securities, or from the sale of the when-issued or delayed-delivery securities themselves (which may have a value greater or less than the Fund's payment obligation).


     ILLIQUID AND RESTRICTED SECURITIES. Illiquid investments are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Under the oversight of the Board, the Adviser determines the liquidity of the Fund's investments and, through reports from the Adviser, the Board monitors investments in illiquid instruments. In determining the liquidity of the Fund's investments, the Adviser may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset the Fund's rights and obligations relating to the investment). Investments currently considered by the Adviser to be illiquid include repurchase agreements not entitling the holder to repayment of principal and payment of interest within seven days, non-government stripped fixed-rate mortgage-backed securities, and over-the-counter ("OTC") options. Also, the Adviser may determine some restricted securities, government-stripped fixed-rate mortgage-backed securities, loans and other direct debt instruments, emerging market securities, and swap agreements to be illiquid. However, with respect to OTC options that the Fund writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement the Fund may have to close out the option before expiration. In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by a committee appointed by the Board.


     Illiquid securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of illiquid securities. Illiquid securities are also more difficult to value and thus the Adviser's judgment plays a greater role in the valuation process. Investment of the Fund's assets in illiquid securities may restrict the Fund's ability to take advantage of market opportunities. The risks associated with illiquid securities may be particularly acute in situations in which the Fund's operations require cash and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid securities.

     Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the 1933 Act, or in a registered public offering. The Adviser has the ability to deem restricted securities as liquid. Where registration is required, the Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.

     In recent years, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because the securities are either themselves exempt from registration or sold in transactions not requiring registration. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

     Rule 144A under the 1933 Act establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible securities held by the Fund, however, could affect adversely the marketability of such portfolio securities and the Fund might be unable to dispose of such securities promptly or at reasonable prices.

     FOREIGN SECURITIES. Foreign debt and equity securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

     Foreign investments involve risks relating to local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There is no assurance that the Adviser will be able to anticipate these potential events or counter their effects. In addition, the value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.

     It is anticipated that in most cases the best available market for foreign securities will be on an exchange or in OTC markets located outside of the United States. Foreign markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading, settlement and custodial practices (including those involving securities settlement where fund assets may be released prior to receipt of payment) are often less developed than those in U.S. markets, and may result in increased risk or substantial delays in the event of a failed trade or the insolvency of, or breach of duty by, a foreign broker-dealer, securities depository or foreign subcustodian. In addition, the costs associated with foreign investments, including withholding taxes, brokerage commissions and custodial costs, are generally higher than with U.S. investments.

     Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers are generally not bound by uniform accounting, auditing, financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers. Adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated. Regulatory enforcement may be influenced by economic or political concerns, and investors may have difficulty enforcing their legal rights in foreign countries.

     Some foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

     The risks of foreign investing may be magnified for investments in developing or emerging markets. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.


     FOREIGN CURRENCY TRANSACTIONS. The Fund may conduct foreign currency transactions on a spot (I.E., cash) or forward basis (I.E., by entering into forward contracts to purchase or sell foreign currencies). Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange. The Fund may use currency forward contracts for any purpose consistent with its investment objectives.

     The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by the Fund. The Fund may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes.

     A "settlement hedge" or "transaction hedge" is designed to protect the Fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. Forward contracts to purchase or sell a foreign currency may also be used by the Fund in anticipation of future purchases or sales of securities denominated in foreign currency, even if the Adviser has not yet selected specific investments.

     The Fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if the Fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

     The Fund may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if the Fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases.

     Under certain conditions, SEC guidelines require mutual funds to set aside appropriate liquid assets in a segregated custodial account to cover currency forward contracts. As required by SEC guidelines, the Fund will segregate assets to cover currency forward contracts, if any, whose purpose is essentially speculative. The Fund will not segregate assets to cover forward contracts entered into for hedging purposes, including settlement hedges, position hedges, and proxy hedges.

     Successful use of currency management strategies will depend on the Adviser's skill in analyzing currency values. Currency management strategies may substantially change the Fund's investment exposure to changes in currency exchange rates and could result in losses to the Fund if currencies do not perform as the Adviser anticipates. For example, if a currency's value rose at a time when the Adviser had hedged the Fund by selling that currency in exchange for dollars, the Fund would not participate in the currency's appreciation. If the Adviser hedges currency exposure through proxy hedges, the Fund could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if the Adviser increases the Fund's exposure to a foreign currency and that currency's value declines, the Fund will realize a loss. There is no assurance that the Adviser's use of currency management strategies will be advantageous to the Fund or that it will hedge at appropriate times.

     INDEXED SECURITIES. Indexed securities are instruments whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Mortgage-indexed securities, for example, could be structured to replicate the performance of mortgage securities and the characteristics of direct ownership.

     Gold-indexed securities typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

     The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. Indexed securities may be more volatile than the underlying instruments. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies.


     ZERO COUPON BONDS, STEP-UP BONDS AND PAYMENT-IN-KIND SECURITIES. Zero coupon bonds are debt obligations that do not entitle the holder to any periodic payments of interest either for the entire life of the obligation or for an initial period after the issuance of the obligations. Like zero coupon bonds, "step up" bonds ("step-ups") pay no interest initially but eventually begin to pay a coupon rate prior to maturity, which rate may increase at stated intervals during the life of the security. Payment-in-kind securities ("PIKs") are debt obligations that pay "interest" in the form of other debt obligations, instead of in cash. Each of these instruments is typically issued and traded at a deep discount from its face amount. The amount of the discount varies depending on such factors as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of zero coupon bonds, step-ups and PIKs generally are more volatile than the market prices of securities that pay interest currently and in cash are likely to respond to changes in interest rates to a greater degree than do other types of securities having similar maturities and credit quality. In order to satisfy requirements for qualification for treatment as a "regulated investment company" under the Code, an investment company, such as the Fund, must distribute each year at least 90% of its net investment income, including the original issue discount accrued on zero coupon bonds and step-ups and the "interest" on PIKs. Because the Fund will not, on a current basis, receive cash payments from the issuer in respect of accrued original issue discount and "interest" on PIKs, it may have to distribute cash obtained from other sources in order to satisfy the 90% distribution requirement under the Code. Such cash might be obtained from selling other portfolio holdings of the Fund. In some circumstances, such sales might be necessary to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the Fund to sell such securities at such time. Under many market conditions, investments in zero-coupon bonds, step-ups and PIKs may be illiquid, making it difficult for the Fund to dispose of them or determine their current value.

     OTHER ORIGINAL ISSUE DISCOUNT SECURITIES. Certain debt securities other than zero coupon bonds and step-ups acquired by the Fund may be treated as debt securities that were originally issued at a discount. Original issue discount is the difference between the price at which a security was issued and its stated redemption price at maturity. Although no current cash income on account of such discount is actually received by the Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest, and, therefore, such income would be subject to the distribution requirements applicable to regulated investment companies. The Fund may purchase some debt securities at a discount that exceeds the original issue discount on such securities, if any. This additional discount represents market discount for federal income tax purposes. See "Federal Tax Matters."


     VARIABLE AND FLOATING RATE SECURITIES. Variable and floating rate securities provide for periodic adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate. Some variable or floating rate securities are structured with put features that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries.

     COMMERCIAL PAPER. Commercial paper is a debt obligation usually issued by corporations (including foreign corporations) and may be unsecured or secured by letters of credit or a surety bond. Commercial paper is usually repaid at maturity by the issuer from the proceeds of the issuance of new commercial paper. As a result, investment in commercial paper is subject to the risk that the issuer cannot issue enough new commercial paper to satisfy its outstanding commercial paper, also known as rollover risk.

     Asset-backed commercial paper is a debt obligation generally issued by a corporate-sponsored special purpose entity to which the corporation has contributed cash-flowing receivables like credit card receivables, auto and equipment leases, and other receivables. Investment in asset-backed commercial paper is subject to the risk that insufficient proceeds from the projected cash flows of the contributed receivables are available to repay the commercial paper.

     SECURITIES OF OTHER INVESTMENT COMPANIES. The Fund may invest in the securities of other investment companies to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the 1940 Act. Under the 1940 Act, the Fund may not acquire the securities of other domestic or non-U.S. investment companies if, as a result, (i) more than 10% of the Fund's total assets would be invested in securities of other investment companies, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one investment company being held by the Fund, or (iii) more than 5% of the Fund's total assets would be invested in any one investment company. These limitations do not apply to the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all the assets of another investment company.

     The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies' expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund's own operations.

     FUTURES AND OPTIONS. The following paragraphs pertain to futures and options: Asset Coverage for Futures and Options Positions, Purchasing Put and Call Options, Writing Put and Call Options, OTC Options, Futures Contracts, Futures Margin Payments, Options and Futures Relating to Foreign Currencies, and Swap Agreements. The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

     ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The Fund will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by funds and, if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

     PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

     The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

     The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

     WRITING PUT AND CALL OPTIONS. The writer of a put or call option takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the writer assumes the obligation to, in the case of a put option, purchase the underlying security or, in the case of a call option, sell the underlying security, in either case for a price equal to the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put or call option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for an option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, in the case of a put option, or deliver the underlying security in exchange for the strike price in the case of a call option, regardless of price changes, and must continue to set aside assets to cover its position. When writing an option on a futures contract, the Fund will be required to make margin payments to a futures commission merchant ("FCM") as described below for futures contracts.

     If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

     Writing a call option obligates the writer to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

     Combined positions involve purchasing and writing options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. The Fund may write covered straddles consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet the Fund's immediate obligations. The Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money." For example, purchasing a put option and writing a call option on the same underlying instrument would construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

     OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

     FUTURES CONTRACTS. In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indices of securities prices, such as the S&P 500 Composite Stock Price Index. Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.

     The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase the Fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When the Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

     FUTURES MARGIN PAYMENTS. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant ("FCM"), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of the Fund's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of the Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the Fund.

     The Fund will file a notice of eligibility for exclusion from the definition of the term "commodity pool operator" ("CPO") with the National Futures Association, which regulate trading in the futures markets. The Fund intends to comply with Rule 4.5 under the Commodity Exchange Act, which limits the extent to which the Fund can commit assets to initial margin deposits and option premiums. The Adviser, in reliance on Rule 4.5, is excluded from the status of CPO. Thus, the Fund is operated by a person who has claimed an exclusion from the CPO definition and, therefore, who is not subject to registration or regulation as a pool operator under the Commodity Exchange Act.

     Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match the Fund's current or anticipated investments exactly. The Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the Fund typically invests, which involves a risk that the options or futures position will not track the performance of the Fund's other investments.

     Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options, futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

     There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. The lack of liquidity in the secondary market for a contract due to price fluctuation limits could prevent prompt liquidation of unfavorable positions, and potentially could require the Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund's access to other assets held to cover its options or futures positions could also be impaired.

     OPTIONS AND FUTURES RELATING TO FOREIGN CURRENCIES. Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

     The uses and risks of currency options and futures are similar to options and futures relating to securities or indices, as discussed above. The Fund may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to different foreign currencies. Currency options may also be purchased or written in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of the Fund's investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect the Fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of the Fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Fund's investments exactly over time.


     SWAP AGREEMENTS. Swap agreements can be individually negotiated and structured to address a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the Fund's exposure to changes in long or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or to address other factors such as security prices or inflation rates. The Fund may also enter into options on swap agreements ("swaptions"). These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. Swap agreements can take many different forms including, but not limited to interest rate swaps, credit default swaps and total return swaps, and are known by a variety of names. A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Fund may write (sell) and purchase put and call swaptions.

     In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor. The Fund may use interest rate caps, floors and collars to a substantial degree in connection with its leveraging strategies. See "--Certain Interest Rate Transactions" below.

     The Fund may, for hedging or leveraging purposes, make use of credit default swaps or total return swaps. Credit default swaps are contracts whereby one party makes periodic payments to a counterparty in exchange for the right to receive from the counterparty a payment equal to the par (or other agreed-upon) value of a referenced debt obligation in the event of a default by the issuer of the debt obligation. In a total return swap, one party makes periodic payments based upon the total return--coupons plus capital gains or losses--of the referenced asset (which may be any asset, index or basket of assets) in exchange for fixed or floating payments from the counterparty. Both parties' payments are based upon the notional amount of the swap.


     Swap agreements will tend to shift the Fund's investment exposure from one type of investment to another. For example, if the Fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund's exposure to U.S. currency and interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Fund's investments and its share price and yield.

     The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses. The Fund may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.

     The Fund will maintain appropriate liquid assets in a segregated custodial account to cover its current obligations under swap agreements. If the Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

     CERTAIN INTEREST RATE TRANSACTIONS. In order to reduce the interest rate risk inherent in the Fund's underlying investments, the Fund may enter into interest rate swap or cap transactions. Interest rate swaps involve the Fund's agreement with the swap counterparty to pay a fixed rate payment in exchange for the counterparty paying the Fund a variable rate payment. The payment obligation would be based on the notional amount of the swap. The Fund may use an interest rate cap, which would require the Fund to pay a premium to the cap counterparty and would entitle the Fund, to the extent that a specified variable rate index exceeds a predetermined fixed rate, to receive from the counterparty payment of the difference based on the notional amount. The Fund may use interest rate swaps or caps with the intent to reduce or eliminate the risk that an increase in short-term interest rates could pose for the performance of the common shares as a result of leverage, and also may use these instruments for other hedging or investment purposes.

     DELAYED-DELIVERY TRANSACTIONS. Securities may be bought and sold on a delayed-delivery or when-issued basis. These transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered. The Fund may receive fees or price concessions for entering into delayed-delivery transactions.

     When purchasing securities on a delayed-delivery basis, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. Because payment for the securities is not required until the delivery date, these risks are in addition to the risks associated with the Fund's investments. If the Fund remains substantially fully invested at a time when delayed-delivery purchases are outstanding, the delayed-delivery purchases may result in a form of leverage. When delayed-delivery purchases are outstanding, the Fund will set aside appropriate liquid assets in a segregated custodial account to cover the purchase obligations. When the Fund has sold a security on a delayed-delivery basis, the Fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or suffer a loss.

     The Fund may re-negotiate a delayed delivery transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the Fund.

     SECURITIES LENDING. The Fund may lend its portfolio securities to parties such as broker-dealers or institutional borrowers. Securities lending allows the Fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by the Adviser to be of good credit and legal standing. Furthermore, loans of securities will only be made if, in the Adviser's judgment, the consideration to be earned from such loans would justify the risk.

     The Adviser understands that it is the current view of the SEC staff that the Fund may engage in loan transactions only under the following conditions:
(1) the Fund must receive 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) the Board must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

     Cash received through loan transactions may be invested in other eligible securities. Investing this cash subjects that investment, as well as the security loaned, to market forces (I.E., capital appreciation or depreciation).

     SHORT SALES. The Fund may enter into short sales with respect to stocks it holds or stocks underlying its convertible security holdings. For example, if the Adviser anticipates a decline in the price of stock the Fund holds or the stock underlying a convertible security the Fund holds, it may sell the stock short. If the stock price subsequently declines, the proceeds of such short sale could be expected to offset all or a portion of the effect of the stock's decline on the value of the stock or on the value of the convertible security. The Fund currently intends to hedge no more than 15% of its total assets with such short sales under normal circumstances.

     When the Fund enters into a short sale, it will be required to set aside securities equivalent in kind and amount to those sold short (or securities convertible or exchangeable into such securities) and will be required to hold them aside while the short sale is outstanding. The Fund will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales.

     SOURCES OF CREDIT OR LIQUIDITY SUPPORT. The Adviser may rely on its evaluation of the credit of a bank or other entity in determining whether to purchase a security supported by a letter of credit guarantee, put or demand feature, insurance or other source of credit or liquidity. In evaluating the credit of a foreign bank or other foreign entities, the Adviser will consider whether adequate public information about the entity is available and whether the entity may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that might affect its ability to honor its commitment.



     BANK OBLIGATIONS. The Fund may invest in certain bank obligations, including certificates of deposit, bankers' acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation.

     INITIAL PUBLIC OFFERINGS. The Fund may purchase securities in initial public offerings ("IPOs"). These securities are subject to many of the same risks of investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time the Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. The investment performance of the Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, if the Fund increases in size, the impact of IPOs on the Fund's performance will generally decrease.

     CMO RESIDUALS. CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

     The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. The Fund may fail to recoup some or all of its initial investment in a CMO residual.


     CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has developed fairly recently and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not, have been registered under the 1933 Act. CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid." As used in this Statement of Additional Information, the term CMO residual does not include residual interests in real estate mortgage investment conduits.


     INFLATION-INDEXED BONDS. The Fund may invest in inflation-indexed bonds, which are debt obligations whose value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers utilize a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index accruals as part of a semiannual coupon. Inflation-indexed securities issued by the U.S. Treasury have maturities of approximately five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount. For example, if the Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and the rate of inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year's inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

     If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. The Fund may also invest in other inflation-related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.

     The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

     While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

     The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

     Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.


     SENIOR LOANS. Senior loans are floating rate loans made to corporations and other business entities. Senior loans typically hold the most senior position in the capital structure of a borrower, are typically secured with specific collateral and typically have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debt holders and stockholders of the borrower.


     The Fund may purchase and retain in its portfolio senior loans where the borrowers have experienced, or may be perceived to be likely to experience, credit problems, including default, involvement in or recent emergence from bankruptcy reorganization proceedings or other forms of debt restructuring. At times, in connection with the restructuring of a senior loan either outside of bankruptcy court or in the context of bankruptcy court proceedings, the Fund may determine or be required to accept equity securities or junior debt securities in exchange for all or a portion of a senior loan.

     Like other debt instruments, senior loans are subject to the risk of non-payment of scheduled interest or principal. There can be no assurance that the liquidation of any collateral securing a loan would satisfy the borrower's obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a senior loan. The collateral securing a senior loan may lose all or substantially all of its value in the event of bankruptcy of a borrower. Some senior loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such senior loans to presently existing or future indebtedness of the borrower or take other action detrimental to the holders of senior loans including, in certain circumstances, invalidating such senior loans or causing interest previously paid to be refunded to the borrower.

     Many senior loans in which the Fund may invest may not be rated by a rating agency, will not be registered with the SEC or any state securities commission and will not be listed on any national securities exchange. The amount of public information available with respect to senior loans will generally be less extensive than that available for registered or exchange listed securities. Furthermore, no active trading market may exist for some loans and some loans may be subject to restrictions on resale. The Fund expects primarily to purchase senior loans by assignment from a participant in the original syndicate of lenders or from subsequent assignees of such interests.

     SECOND LIEN LOANS. Second lien loans are loans made by corporations and other business organizations for a variety of business purposes. Second lien loans are second in right of payment to one or more first lien senior secured loans of the related borrower. Second lien loans typically are secured by a second priority security interest or lien to or on specified collateral securing the borrower's obligation under the loan and typically have similar protections and rights as senior loans. Second lien loans are not and by their terms cannot become subordinate in right of payment to any obligation of the related borrower other than any senior loans of such borrower. Second lien loans, like senior loans, typically have adjustable floating rate interest payments. Because second lien loans are second to senior loans, they present a greater degree of investment risk but often pay interest at higher rates reflecting this additional risk. Such investments generally are of below investment grade quality. Other than their subordinated status, such investments have many characteristics and risks similar to senior loans discussed above. In addition, second lien loans and debt securities of below investment grade quality have the risk characteristics of below investment grade bonds. As in the case of senior loans, the Fund may purchase interests in second lien loans through assignments or participations. The Fund may also purchase interest in pooled vehicles investing in second lien loans.

     Second lien loans are subject to the same risks associated with investment in senior loans and below investment grade bonds. However, second lien loans are second in right of payment to one or more first lien senior secured loans of the related borrower and therefor are subject to additional risk that the cash flow of the related borrower and any property securing the loan may be insufficient to repay the scheduled payments after giving effect to any senior secured obligations of the related borrower. Second lien loans are also expected to be a more illiquid investment that senior loans for such reason. There is also a possibility that loan originators will not be able to sell participations in second lien loans, which would create greater credit risk exposure.

     MEZZANINE SECURITIES. Mezzanine securities are loans, debt securities, convertible securities and preferred stocks issued by corporations and other business organizations for a variety of business purposes. Mezzanine securities generally are of below-investment grade quality and frequently are unrated. Mezzanine securities may be unsecured and may be issued with equity participation features such as convertibility, senior equity securities, common stock or warrants. Mezzanine securities typically are subordinated to other obligations within a company's capital structure and often may be the most subordinate obligation other than common stock. Mezzanine securities may pay floating or fixed rates of interest or dividends.

     Because of the additional credit and other risks involved in mezzanine securities, mezzanine securities generally pay higher interest or dividend rates than more senior obligations such as senior loans and second lien loans but expose the lender to a substantially greater degree of risk that the cash flow of the related borrower and the property securing the loan may be insufficient to repay the scheduled after giving effect to any senior obligations of the related borrower. Mezzanine securities are also expected to be a highly illiquid investment. There can be no assurance that the loan originators will be able to sell participations in mezzanine securities that they originate, which would expose the loan originators to increased credit risk. Mezzanine securities will be subject to certain additional risks to the extent that such loans may not be protected by financial covenants or limitations upon additional indebtedness. Investment in mezzanine securities is a highly specialized investment practice that depends more heavily on independent credit analysis than investments in other types of obligations. The Fund may invest in mezzanine securities of both public and private companies. To the extent that the Fund invests in mezzanine securities of companies which do not publicly report financial and other material information, it will assume an even greater degree of investment risk and reliance upon the Adviser's ability to obtain and evaluate applicable information concerning such company's creditworthiness.

     STRUCTURED NOTES AND RELATED INSTRUMENTS. The Fund may invest in "structured" notes and other related instruments, which are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an "embedded index"), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets, such as indexes reflecting bonds. Structured instruments may be issued by corporations, including banks, as well as by governmental agencies. Structured instruments frequently are assembled in the form of medium-term notes, but a variety of forms are available and may be used in particular circumstances. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but ordinarily not below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.

     The Adviser may utilize structured instruments for investment purposes and also for risk management purposes, such as to reduce the duration and interest rate sensitivity of the Fund's portfolio. While structured instruments may offer the potential for a favorable rate of return from time to time, they also entail certain risks. Structured instruments may be less liquid than other debt securities, and the price of structured instruments may be more volatile. In some cases, depending on the terms of the embedded index, a structured instrument may provide that the principal and/or interest payments may be adjusted below zero. Structured instruments also may involve significant credit risk and risk of default by the counterparty. Although structured instruments are not necessarily illiquid, the Adviser believes that currently most structured instruments are illiquid. Like other sophisticated strategies, the Fund's use of structured instruments may not work as intended. If the value of the embedded index changes in a manner other than that expected by the Adviser, principal and/or interest payments received on the structured instrument may be substantially less than expected. Also, if the Adviser uses structured instruments to reduce the duration of the Fund's portfolio, this may limit the Fund's return when having a longer duration would be beneficial (for instance, when interest rates decline).

     CREDIT-LINKED TRUST CERTIFICATES. Among the income-producing securities in which the Fund may invest are credit-linked trust certificates, which are investments in a limited purpose trust or other vehicle formed under State law which, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to the high yield or another fixed income market.


     Like an investment in a bond, investments in these credit-linked trust certificates represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the certificate. However, these payments are conditioned on the trust's receipt of payments from, and the trust's potential obligations to, the counterparties to the derivative instruments and other securities in which the trust invests. For instance, the trust may sell one or more credit default swaps, under which the trust would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the trust would be obligated to pay to the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that the Fund would receive as an investor in the trust. The Fund's investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. It is expected that the trusts which issue credit-linked trust certificates will constitute "private" investment companies, exempt from registration under the 1940 Act. Although the trusts are typically private investment companies, they are generally not actively managed such as a "hedge fund" might be. It is also expected that the certificates will be exempt from registration under the 1933 Act. Accordingly, there may be no established trading market for the certificates and they may constitute illiquid investments. If market quotations are not readily available for the certificates, they will be valued by the Fund at fair value as determined by the Board of Directors or persons acting at its direction. The Fund may lose its entire investment in a credit-linked trust certificate. The Fund intends to invest in credit-linked trust certificates mainly as a cash management tool in order to gain exposure to the high yield markets and/or to remain fully invested when more traditional income-producing securities are not available, including during the period when the net proceeds of this offering are being invested.


     WARRANTS TO PURCHASE SECURITIES. The Fund may invest in warrants to purchase debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit the Fund to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value.

                             MANAGEMENT OF THE FUND

DIRECTORS AND OFFICERS


     The Fund's Board provides broad oversight over the Fund's affairs. The officers of the Fund are responsible for the operation of the Fund under the oversight of the Board. The directors and officers of the Fund and their principal occupations during the past five years are set forth below. Each director and officer will hold office until his or her successor is duly elected and qualified, or until he or she resigns or is removed in the manner provided by law.


     An asterisk (*) indicates directors and/or officers who are "interested persons" of the Fund as defined by the 1940 Act by virtue of their positions with Morgan Keegan & Company, Inc. ("Morgan Keegan") and/or the Adviser.



                                                                               NUMBER OF
                   POSITION(S) HELD                                           PORTFOLIOS IN            OTHER
                    WITH FUND AND                                             FUND COMPLEX          DIRECTORSHIP
NAME, ADDRESS AND   LENGTH OF TIME  PRINCIPAL OCCUPATION DURING PAST FIVE     OVERSEEN BY             HELD BY
      AGE(1)            SERVED                     YEARS                       DIRECTOR               DIRECTOR

                                  CLASS I DIRECTORS

INDEPENDENT DIRECTORS

James Stillman R.    Director        Mr. McFadden has been Chief                   17                  None
McFadden(2)          (Since 2005)    Manager of McFadden
Age 48                               Communications, LLC
                                     (commercial printing) since
                                     2002 and President and
                                     Director of 1703, Inc.
                                     (restaurant management)
                                     since 1998.  He also has
                                     served as a Director for
                                     several private companies
                                     since 1997.

                                                                              NUMBER OF
                   POSITION(S) HELD                                           PORTFOLIOS IN           OTHER
                    WITH FUND AND                                             FUND COMPLEX          DIRECTORSHIP
NAME, ADDRESS AND   LENGTH OF TIME  PRINCIPAL OCCUPATION DURING PAST FIVE     OVERSEEN BY             HELD BY
      AGE(1)            SERVED                     YEARS                       DIRECTOR               DIRECTOR
INTERESTED DIRECTORS

J. Kenneth Alderman*  Director       Mr. Alderman has been                         17                  None
Age 54                (Since 2005)   President of Regions Morgan
                                     Keegan Trust Company and
                                     Chief Executive Officer of
                                     Morgan Asset Management,
                                     Inc. since 2002.  He has
                                     been Executive Vice
                                     President of Regions
                                     Financial Corporation since
                                     2000.  He is a Certified
                                     Public Accountant and
                                     Chartered Financial
                                     Analyst.

                               CLASS II DIRECTORS

INDEPENDENT DIRECTORS

W. Randall Pittman,   Director       Mr. Pittman has been Chief                    17                  None
Age 51                (Since 2005)   Financial Officer of
                                     Emageon, Inc. (healthcare
                                     information systems) since
                                     2002.  From 1999 to 2002,
                                     he was Chief Financial
                                     Officer of BioCryst
                                     Pharmaceuticals, Inc.
                                     (biotechnology).  From 1998
                                     to 1999, he was Chief
                                     Financial Officer of
                                     ScandiPharm, Inc.
                                     (pharmaceuticals).  From
                                     1995 to 1998, he served as
                                     Senior Vice President -
                                     Finance of CaremarkRx
                                     (pharmacy benefit
                                     management). From 1983 to
                                     1995, he held various
                                     positions with AmSouth
                                     Bancorporation (bank
                                     holding company), including
                                     Executive Vice President
                                     and Controller.  He is a
                                     Certified Public
                                     Accountant, and was with
                                     the accounting firm of
                                     Ernst & Young, LLP from
                                     1976 to 1983.

Mary S. Stone         Director       Ms. Stone has held the Hugh                   17                  None
Age 55                (Since 2005)   Culverhouse Endowed Chair of
                                     Accountancy at the
                                     University of Alabama,
                                     Culverhouse School of
                                     Accountancy since 1981.  She
                                     is also a member of
                                     Financial Accounting
                                     Standards Advisory Council,
                                     AICPA, Accounting Standards
                                     Executive Committee and
                                     AACSB International
                                     Accounting Accreditation
                                     Committee.

                                                                               NUMBER OF
                   POSITION(S) HELD                                           PORTFOLIOS IN            OTHER
                    WITH FUND AND                                             FUND COMPLEX          DIRECTORSHIP
NAME, ADDRESS AND   LENGTH OF TIME  PRINCIPAL OCCUPATION DURING PAST FIVE     OVERSEEN BY             HELD BY
      AGE(1)            SERVED                     YEARS                       DIRECTOR               DIRECTOR
INTERESTED DIRECTORS

Allen B. Morgan, Jr.* Director       Mr. Morgan has been                           17                  Regions
Age 63                (Since 2005)   Chairman of Morgan Keegan                                         Financial
                                     since 1969 and Executive                                          Corporation
                                     Managing Director of Morgan
                                     Keegan since 1969.  He also
                                     has served as a Director of
                                     Morgan Asset Management,
                                     Inc. and of Regions
                                     Financial Corporation since
                                     1993 and 2001, respectively.

                               CLASS  III DIRECTORS

INDEPENDENT DIRECTORS

Jack R. Blair         Director       Mr. Blair serves as                           17                  NuVasive, Inc.,
Age 63                (Since 2005)   non-executive Chairman of                                         Buckman
                                     DJ Orthopedics, Inc. Mr.                                          Laboratories,
                                     Blair served as                                                   Inc., and
                                     non-executive Chairman of                                         ActiveImplants
                                     SCB Computer Technology,                                          Corporation.
                                     Inc. from September 2000
                                     until March 2004 when the
                                     company was acquired by
                                     CIBER, Inc.

Albert C. Johnson     Director       Mr. Johnson has been an                       17                  Books-A-
Age 47                (Since 2005)   independent financial                                             Million, Inc. since
                                     consultant since 1998.                                            since 2005.
                                     He was Senior Vice
                                     President and Chief
                                     Financial Officer of Dunn
                                     Investment Company
                                     (construction) from 1994 to
                                     1998.  He also was with
                                     Arthur Andersen LLP from
                                     1965 to 1994, retiring as
                                     the Managing Partner of the
                                     firm's Birmingham Office.

Archie W. Willis III  Director       Mr. Willis has been                           17                  Memphis
Age 47               (Since 2005)    President of Community                                            Telecom, LLC
                                     Capital (financial advisory                                       since 2001.
                                     and real estate development
                                     consulting) since 1999 and
                                     Vice President of Community
                                     Realty Company (real estate
                                     brokerage) since 1999.  He
                                     was a First Vice President
                                     of Morgan Keegan from 1991

                                                                               NUMBER OF
                   POSITION(S) HELD                                           PORTFOLIOS IN            OTHER
                    WITH FUND AND                                             FUND COMPLEX          DIRECTORSHIP
NAME, ADDRESS AND   LENGTH OF TIME  PRINCIPAL OCCUPATION DURING PAST FIVE     OVERSEEN BY             HELD BY
      AGE(1)            SERVED                     YEARS                       DIRECTOR               DIRECTOR
                                    OFFICERS

Carter  E. Anthony    President      From 2002 to present, Mr.                     N/A                 N/A
Age 61                (Since 2005)   Anthony has served as
                                     President and Chief
                                     Investment Officer of Morgan
                                     Asset Management Inc. From
                                     2000-2002, he served as
                                     Executive Vice President and
                                     Director of Capital
                                     Management Group, Regions
                                     Financial Corporation.  From
                                     1989 to 2000 Mr. Anthony was
                                     Vice President-Trust
                                     Investments, National Bank
                                     of Commerce.

Thomas R. Gamble*     Vice-President Mr. Gamble has been an                        N/A                 N/A
Age 62                (Since 2005)   executive at Regions
                                     Financial Corporation since
                                     1981. He was a Corporate IRA
                                     Manager from 2000 to 2001
                                     and a Senior Vice President
                                     & Manager of Employee
                                     Benefits at the Birmingham
                                     Trust Department of Regions
                                     Bank from 1981 to 2000.

Charles D. Maxwell*   Secretary and  Mr. Maxwell has been a                        N/A                 N/A
Age 51                Assistant      Managing Director of Morgan
                      Treasurer      Keegan since 1998 and
                      of the Fund    Assistant Treasurer and
                      (Since 2005)   Assistant Secretary of
                                     Morgan Keegan since 1994.
                                     He has been Secretary and
                                     Treasurer of Morgan Asset
                                     Management, Inc. since
                                     1993.  He was Senior Vice
                                     President of Morgan Keegan
                                     from 1995 to 1997. Mr.
                                     Maxwell was also with Ernst
                                     & Young (accountants) from
                                     1976 to 1986 and served as a
                                     senior manager from 1984 to
                                     1986.

Joseph C. Weller*     Treasurer      Mr. Weller has been                           N/A                 N/A
Age 66                of the Fund    Executive Vice President
                      (Since 2005)   and Chief Financial Officer
                                     of Morgan Keegan since
                                     1969, Treasurer and
                                     Secretary of Morgan Keegan
                                     since 1969 and Executive
                                     Managing Director of Morgan
                                     Keegan since 1969.  He also
                                     has served as a Director of
                                     Morgan Asset Management,
                                     Inc. since 1993.

                                                                               NUMBER OF
                   POSITION(S) HELD                                           PORTFOLIOS IN           OTHER
                    WITH FUND AND                                             FUND COMPLEX          DIRECTORSHIP
NAME, ADDRESS AND   LENGTH OF TIME  PRINCIPAL OCCUPATION DURING PAST FIVE     OVERSEEN BY             HELD BY
      AGE(1)            SERVED                     YEARS                       DIRECTOR               DIRECTOR

J. Thompson Weller*   Assistant      Mr. Weller has been a                         N/A                 N/A
Age 40                Secretary      Managing Director and
                      (Since 2005)   Controller of Morgan Keegan
                                     since October 2001.  He was
                                     Senior Vice President and
                                     Controller of Morgan Keegan
                                     from October 1998 to
                                     October 2001, Controller
                                     and First Vice President
                                     from February 1997 to
                                     October 1998, Controller
                                     and Vice President from
                                     1995 to February 1997 and
                                     Assistant Controller from
                                     1992 to 1995.

David M. George*      Chief          Mr. George has been the                       N/A                  N/A
Age 53                Compliance     Chief Compliance Officer of
                      Officer        Morgan Asset Management,
                      (Since 2005)   Inc. and a Senior Vice
                                     President of Morgan Keegan
                                     since August 2004.  He was
                                     an Assistant Director of
                                     Compliance and Senior Vice
                                     President of Morgan Keegan
                                     from April 2002 to August
                                     2004. He was the Branch
                                     Manager and First Vice
                                     President of Morgan Keegan
                                     from April 2001 to April
                                     2002.  He was a Branch
                                     Administrative Officer of
                                     the Private Client Group
                                     and First Vice President of
                                     Morgan Keegan from July
                                     1999 to April 2001. He was
                                     a Compliance Administrator
                                     and Vice President of
                                     Morgan Keegan from August
                                     1995 to July 1999.

     (1) The address of each director is c/o the Fund, 50 North Front Street, 21st Floor, Memphis, Tennessee 38103. Joseph C. Weller is the father of J. Thompson Weller. The address of Messrs. Weller, Weller, Maxwell and George is 50 North Front Street, 21st Floor, Memphis, Tennessee 38103. The address of Messrs. Anthony and Gamble is 417 North 20th Street, 15th Floor, Birmingham, Alabama 35203.

     (2) McFadden Communications, LLC ("McFadden Communications"), a company of which Mr. McFadden is a majority owner, commenced a commercial banking relationship with Union Planters Bank in August 2003 pursuant to which Union Planters Bank extended to the company, in the ordinary course of business, a secured loan and line of credit. This relationship continued with Regions Bank subsequent to the June 30, 2004 merger of Union Planters Corporation and Regions Financial Corporation. Since July 1, 2004, the largest aggregate amount of debt outstanding on the line of credit and loan was approximately $1.9 million. As of December 31, 2004, the approximate aggregate amount of debt outstanding also was $1.9 million, a portion of which was borrowed at Prime Rate and the other portion of which was borrowed at 6.35%. Prior to July 1, 2004, McFadden Communications also performed printing services for Union Planters Corporation and one or more of its subsidiaries on a job-by-job basis competing with other printing companies. Since July 1, 2004, the company has performed similar services on the same basis for Regions Financial Corporation and one or more of its subsidiaries (collectively, "Regions") but not from Morgan Asset Management,

Inc., Regions Morgan Keegan Trust Company or Morgan Keegan. For the year ended December 31, 2004, total billings from services provided to Regions amounted to approximately $86,000, representing less than 2% of the company's revenue over that same period of time.


     The Fund will have a standing Audit Committee that consists of all the directors of the Fund who are not "interested persons" (within the meaning of the 1940 Act) of the Fund ("Independent Directors"). The Audit Committee's function is to recommend to the Board the employment of independent accountants to conduct the annual audit of the Fund's financial statements; review with the independent accountants the outline, scope and results of this annual audit and review the performance and fees charged by the independent accountants for professional services. In addition, the Audit Committee will meet with the independent accountants and representatives of management to review accounting activities and areas of financial reporting and control.

     In addition, the Fund will have a Qualified Legal Compliance Committee ("QLCC") that consists of all of the Independent Directors. The QLCC will receive, review and take appropriate action with respect to any report made or referred to the QLCC by an attorney of evidence of a material violation of applicable U.S. federal or state securities law, material breach of fiduciary duty under the U.S. federal or state law or a similar material violation by the Fund or by an officer, director, employee or agent of the Fund.


     The Fund will also have an Independent Directors Committee consisting of all of the Independent Directors. After the initial contract period, the Independent Directors Committee will determine at least annually whether the Fund's advisory and other arrangements should be approved for continuance for the following year. The Independent Directors Committee will also be responsible for evaluating and recommending the selection and nomination of candidates for Independent Director, assessing whether directors should be added or removed from the Board and recommending to the Board policies concerning Independent Director compensation, investment in the Fund and resources. The Independent Directors Committee considers prospective candidates from common stockholders and any source it deems appropriate. The Committee initially evaluates prospective candidates on the basis of the information it receives, considered in light of the criteria discussed below. The Committee must receive at least the following information regarding a candidate: (1) name; (2) date of birth;
(3) education; (4) business, professional or other relevant experience and areas of expertise; (5) current business and home addresses and contact information;
(6) other board positions or prior experience; and (7) any knowledge and experience relating to investment companies and investment company governance. Those prospective candidates that appear likely to be able to fill a significant need of the Board are contacted by a Committee member by telephone to discuss the position; if there appears to be sufficient interest, an in-person meeting with one or more Committee members would be arranged. If the Committee member(s), based on the results of these contacts, believes it has identified a viable candidate, it would consult with the full Committee for input. Any request by management to meet with the prospective candidate would be given appropriate consideration. Common stockholders who would like to submit candidate names must submit them to the Secretary, who will forward such recommendation to the Independent Directors Committee Chair. Common stockholders may send other written communications to the Fund's Board or to an individual director by mailing such correspondence to the Fund's Secretary (Address: Fifty

North Front Street, 21st Floor, Memphis, Tennessee 38103). Such communications must be signed by the common stockholder and identify number of shares held by the stockholder. Properly submitted stockholder communications will, as appropriate, be forwarded to the entire Board or to the individual director.


     As the Fund is a newly organized closed-end management investment company that has not commenced operations, no meetings of the above committees have been held in the current fiscal year.


     Officers and directors of the Fund who are interested persons of the Fund will receive no salary or fees from the Fund. Each Independent Director receives from the Fund an annual retainer of $4,000, a quarterly meeting fee of $1,000 and reimbursement for related expenses for each meeting of the Board of Directors he or she attends. [The Chairs of the Independent Directors Committee and the Audit Committee each receive additional annual compensation of $500 from the Fund.] An additional $1,500 is paid to the Independent Directors for attending special meetings in person, and an additional $500 is paid for attending special meetings by telephone. No officer or director is entitled to receive pension or retirement benefits from the Fund or the fund complex.

     The table below sets forth the estimated compensation to be paid to the directors by the Fund for the current fiscal year, beginning with the commencement of operations and ending on March 31, 2006. As of January [__], 2006 the Fund was not operational and did not pay compensation to the directors. For the calendar year ended December 31, 2005, the directors received the compensation set forth in the following table for serving as directors of other investment companies in the Regions Morgan Keegan fund complex ("Fund Complex").




                                          PENSION OR                         TOTAL
                                          RETIREMENT                     COMPENSATION
                           ESTIMATED       BENEFITS        ESTIMATED     FROM THE FUND
                           AGGREGATE      ACCRUED AS        ANNUAL         AND FUND
   NAME AND POSITION     COMPENSATION    PART OF FUND    BENEFITS UPON   COMPLEX PAID
     WITH THE FUND       FROM THE FUND     EXPENSES       RETIREMENT      TO DIRECTOR
----------------------------------------------------------------------------------------
INTERESTED DIRECTORS
----------------------------------------------------------------------------------------
Allen B. Morgan, Jr.          $0              N/A             N/A             $0
----------------------------------------------------------------------------------------
J. Kenneth Alderman           $0              N/A             N/A             $0
----------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS
----------------------------------------------------------------------------------------
Jack R. Blair                 [ ]             N/A             N/A             [ ]
----------------------------------------------------------------------------------------
Albert C. Johnson             [ ]             N/A             N/A             [ ]
----------------------------------------------------------------------------------------
James Stillman R.             [ ]             N/A             N/A             [ ]
McFadden
----------------------------------------------------------------------------------------
Mary S. Stone                 [ ]             N/A             N/A             [ ]
----------------------------------------------------------------------------------------
W. Randall Pittman            [ ]             N/A             N/A             [ ]
----------------------------------------------------------------------------------------
Archie W. Willis III          [ ]             N/A             N/A             [ ]
----------------------------------------------------------------------------------------

     Since the Fund has not yet commenced operations, none of the directors own Fund shares as of the date of this Statement of Additional Information. The following table sets forth the dollar range of equity securities beneficially owned by each director in all registered investment companies overseen by the directors in the Fund Complex as of December 19, 2005.


   NAME OF DIRECTOR            DOLLAR RANGE OF           AGGREGATE DOLLAR
                                                          RANGE OF EQUITY
                                                         SECURITIES IN ALL
                                                            REGISTERED
                                                       INVESTMENT COMPANIES
                             EQUITY SECURITIES IN      OVERSEEN BY DIRECTOR
                                   THE FUND               IN FUND COMPLEX
--------------------------------------------------------------------------------
INTERESTED DIRECTORS
--------------------------------------------------------------------------------

Allen B. Morgan, Jr.                 None                Over $100,000

J. Kenneth Alderman                  None                Over $100,000

INDEPENDENT DIRECTORS

Jack R. Blair                        None                   [None]

Albert C. Johnson                    None                   [None]

James Stillman R.                    None
McFadden                                                 [$10,001-50,000]

Mary S. Stone                        None
                                                         [$10,001-50,000]

W. Randall Pittman                   None
                                                         [$10,001-50,000]

Archie W. Willis III                 None
                                                         [$10,001-50,000]

     As of December 19, 2005, no Independent Director or any of their immediate family members owned beneficially or of record any securitries of, or had any direct or indirect material interest in, the Adviser, Morgan Keegan or Regions Financial Corporation ("Regions").



INVESTMENT ADVISER AND ADMINISTRATOR


     The Adviser will serve as investment adviser and administrator for the Fund. The Adviser also serves as investment adviser to the $6 billion Fund Complex, which includes RMK High Income Fund, Inc., RMK Strategic Income Fund, Inc., and RMK Advantage Income Fund, Inc., each a closed-end management investment company, and two open-end management investment companies consisting of five equity funds, one balanced fund, five bond funds, one tax-exempt bond fund and two money market funds. The Adviser also oversees $14 billion in separately managed accounts. The Adviser or its predecessors have been managing assets for registered investment companies since 1986. As of November 30, 2005, the Adviser and its affiliates had more than $20 billion in total assets under management.


     The Adviser is a wholly-owned subsidiary of MK Holding, Inc., which is a wholly-owned subsidiary of Regions, a publicly held financial services holding company. On June 30, 2004, Regions and Union Planters Corporation ("Planters") merged to create a new holding company named Regions Financial Corporation.


     Pursuant to an advisory agreement dated as of January [__], 2006, the Adviser shall, subject to overall oversight by the Board, manage the investment of the Fund. The Adviser will be responsible for managing the Fund's portfolio and for determining the securities to be purchased, retained, sold, loaned or otherwise disposed by the Fund (and what portion of such assets will be invested or held uninvested as cash) consistent with the Fund's investment objectives, policies and limitations described in the Prospectus and this Statement of Additional Information, arranging for the placing of orders for the purchase or sale of portfolio securities, selecting brokers or dealers to place those orders, maintaining books and records with respect to the Fund's securities transactions and reporting to the Board on the Fund's investments and performance. The Adviser and its affiliates also are responsible for the compensation of officers and directors of the Fund who are employees of the Adviser and/or its affiliates. Under the advisory agreement, the Fund has agreed to pay the Adviser an annual management fee, payable on a monthly basis, at an annual rate equal to 0.65% of the Fund's average daily total assets (including any assets attributable to any leverage) minus liabilities other than the aggregate indebtedness entered into for purposes of leverage ("Managed Assets").

     The Adviser will also provide facilities, services, and personnel to the Fund pursuant to an administration agreement with the Fund dated as of January [__], 2006. Under the administration agreement, the Adviser will provide certain stockholder, stockholder-related, and other services. The Adviser will solicit and gather stockholder proxies, perform services connected with the Fund's exchange listing and furnish other services the parties agree from time to time should be provided under the administration agreement. For administrative services, the Fund has agreed to pay the Adviser a monthly fee at an annual rate equal to 0.15% of the Fund's average daily Managed Assets.


     Since the management and administrative fees paid to the Adviser are based upon a percentage of the Fund's Managed Assets, fees paid to the Adviser will be higher if the Fund is leveraged. As a result, the Adviser will have an incentive to leverage the Fund. The Adviser intends to leverage the Fund only when it believes that the potential return on such additional investments is likely to exceed the costs incurred in connection with the leverage.


     The Fund will bear separately all its other expenses that are not assumed by the Adviser under the advisory or administrative agreements or otherwise. These expenses include, among others: organizational expenses; legal and audit expenses; borrowing expenses; interest; taxes; governmental fees; fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; the cost (including brokerage commissions and issue or transfer taxes or other charges, if any) of securities purchased or sold by the Fund and any losses incurred in connection therewith; fees of custodians, transfer agents, registrars, proxy voting services, pricing or valuation services or other agents or service providers; expenses of preparing share certificates; expenses relating to the redemption or repurchase of shares; expenses of registering and qualifying shares for sale under applicable federal or state law and maintaining such registrations and qualifications; expenses of preparing, setting in print, printing and distributing prospectuses, proxy statements, reports, notices and dividends to stockholders; cost of stationery; costs of stockholders and other meetings of the Fund, including any expenses relating to proxy solicitation and vote tabulation; compensation and expenses of the independent directors of the Fund and officers of the Fund who are not officers, directors or employees of the Adviser or its affiliates, if any; the Fund's portion of premiums of any fidelity bond and other insurance covering the Fund and its officers and directors; the fees and other expenses of listing and maintaining the Fund's shares on the New York Stock Exchange or any other national stock exchange; and any extraordinary expenses incurred by the Fund, including litigation to which the Fund may be party (including fees and disbursements of counsel). The Fund may also have an obligation to indemnify its directors and officers with respect to any such litigation.


     The advisory and administration agreements provide that the Adviser shall not be subject to any liability in connection with the performance of its services under those agreements in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties. In the event that litigation against the Adviser, in connection with its obligations under the advisory agreement or administration agreement, ends with a determination that the Adviser acted without culpability, the Fund will reimburse the Adviser for reasonable attorneys' fees and other expenses. In the event a matter ends without a court ruling the Adviser's culpability, the issue of whether the Fund can reimburse the Adviser will be determined by a committee of Independent Directors who were not party to the suit or by an opinion of independent legal counsel. The Fund may advance expenses to the Adviser if (1) a committee of non-party Independent Directors or independent legal counsel determines that the Adviser is likely to prevail, and (2) the Fund is adequately assured of repayment in the event of an adverse result.

     The advisory agreement will continue in force until January [_], 2008, and from year to year thereafter, provided such continuance is approved (1) by a majority of the Board or by vote of the holders of a majority of the outstanding voting securities of the Fund (as described above) and (2) by vote of a majority of the directors who are not parties to the agreement or "interested persons" of such parties as that term is defined in the 1940 Act. The administration agreement will continue in force until January [__], 2008, and from year to year thereafter, provided such continuance is approved by a majority of the Board, including a majority of the Independent Directors. The advisory and administrative agreements may be terminated by the Adviser or the Fund, without penalty, on sixty (60) days' written notice to the other. The advisory and administration agreements will terminate automatically in the event of their assignment.




     The advisory agreement was considered and approved by the Board of Directors, including a majority of the Independent Directors. The Independent Directors were assisted by independent legal counsel during their deliberations. In evaluating the advisory agreement, the Board reviewed information furnished by the Adviser, including information regarding its affiliates and its personnel, operations and financial condition. The Board also specifically considered the following as relevant to its determination to approve the advisory agreement: (1) the history, reputation, qualification and background of the Adviser and the portfolio manager and his team; (2) the breadth of the securities from which the Adviser would select investments for the Fund and the analysis related to those securities; (3) the nature, extent and quality of services provided by the Adviser to other closed-end funds it advises, the nature, extent and quality of the services to be provided by the Adviser under the advisory agreement and the nature, quality and extent of the administrative and other non-investment management services provided by the Adviser and its affiliates; (4) that the fee and expense ratios of the Fund are reasonable given the quality of services expected to be provided and are comparable to the fee and expense ratios of similar closed-end funds with similar investment objectives and policies; (5) the extent to which potential economies of scale have been taken into account in setting the advisory fees; (6) the level and method of computing the Fund's advisory fees, including the fact that the Fund would pay fees on Managed Assets, which will include any amounts borrowed for purposes of leverage; (7) the Adviser's estimated costs and its estimated profitability resulting from the proposed arrangement; (8) the level of fees the Adviser charges other funds or accounts for the same or similar services; (9) the Adviser's disciplinary history; (10) the Adviser's financial condition; (11) the Adviser's compliance systems and capabilities;
(12) potential conflicts of interest, including that the Adviser receives greater fees when the Fund leverages; (13) other compensation and benefits received from the Fund or arising out of the contract by the Adviser or its respective affiliates; (14) the overall projected expense ratio of the Fund and the effect of the Fund size on its performance and expenses; and (15) other factors deemed relevant by the Board. The Board did not identify any single factor or information as all-important or controlling.

     The Board, in examining the nature, extent and quality of the services to be provided by the Adviser considered the Adviser's experience in serving as an investment adviser for funds comparable to the Fund. The Board noted the extensive responsibilities that the Adviser has as investment adviser for these other funds. In particular, the Board considered that the Adviser is responsible for making investment decisions on behalf of these other funds, placing all orders for the purchase and sale of investments for the funds with brokers or dealers and that the same services would be provided to the Fund under the advisory agreement. The Board also reviewed information regarding the Adviser's investment process and the qualifications and experience of the persons who serve as portfolio managers of the funds.

     The Board considered the fees payable under the advisory agreement. In this connection, the Board evaluated the Adviser's expected costs and profitability (to the extent practicable) in providing services to Fund, including the expected costs associated with the research and investment processes, personnel, systems and equipment necessary to perform their functions. The Board also examined the fees to be paid by the Fund in light of fees paid by comparable funds.

     Based on these considerations, the Board concluded that: (1) the Fund was likely to benefit from the nature, quality and extent of the Adviser's services; and (2) the Adviser has the resources to provide the services and to carry out its responsibilities under the advisory agreement. The Board also concluded that the terms of the advisory agreement, including the Adviser's proposed compensation (including ancillary benefits) were fair and reasonable. The Board, including the Independent Directors, unanimously approved the advisory agreement.

                               PORTFOLIO MANAGERS

     The Adviser seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote good sustained fund performance. The Adviser evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager's compensation consists of the following five elements:


     o BASE SALARY. Each portfolio manager is paid a base salary. In setting the base salary, the Adviser's intention is to be competitive in light of the particular portfolio manager's experience and responsibilities.

     o ANNUAL BONUS. Each portfolio manager is eligible to receive an annual cash bonus that may be equal to as much as 50% of his/her annual base salary. This bonus is determined by the portfolio manager's investment management results compared to a widely-accepted but specifically selected index by the portfolio manager. The portfolio manager may earn 50% of his bonus by meeting target returns and 75% of his bonus by meeting maximum returns. The remaining 25% of his bonus is determined by the Bonus Plan Committee and includes such factors as the portfolio manager's support of the firm's policies and procedures, the portfolio manager's acquisition for new business and portfolio manager's service to existing clients.

     o EQUITY-BASED COMPENSATION. Portfolio managers may be awarded options to purchase common shares and/or granted restricted shares of Regions Financial Corporation's stock from pools determined from time to time by the Remuneration Committee of the Regions Financial Corporation's Board of Directors. Awards of equity-based compensation typically vest over time, so as to create incentives to retain key talent.

     o PARTICIPATION IN GROUP INSURANCE PROGRAMS. Portfolio managers are provided life insurance coverage in the form of a group variable universal life insurance policy, under which they may make additional contributions to purchase additional insurance coverage or for investment purposes.


        James C, Kelsoe and David H. Tannehill each manage other investment companies and/or investment accounts in addition to the Fund. The following tables show, as of [______], the number of accounts each portfolio manager managed in each of the listed categories and the total assets in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets in those accounts.

                       JAMES C. KELSOE, PORTFOLIO MANAGER

---------------------------------------------------------------------------
                       Registered        Other Pooled     Other Accounts
                       Investment         Investment
                        Companies          Vehicles
                        Or Series
---------------------------------------------------------------------------
Number of Accounts        [___]               0                [___]
---------------------------------------------------------------------------

---------------------------------------------------------------------------
Managed
---------------------------------------------------------------------------
Number of Accounts          0                 0                  0
Managed with
Performance-Based
Advisory Fees
---------------------------------------------------------------------------
Assets Managed           $[___]               $0              $[___]
---------------------------------------------------------------------------
Assets Managed             $0                 $0                $0
with
Performance-Based
Advisory Fees
---------------------------------------------------------------------------


                 DAVID H. TANNEHILL, ASSISTANT-PORTFOLIO MANAGER

---------------------------------------------------------------------------
                       Registered        Other Pooled     Other Accounts
                       Investment         Investment
                        Companies          Vehicles
---------------------------------------------------------------------------
Number of Accounts        [___]               0                [___]
Managed
---------------------------------------------------------------------------
Number of Accounts          0                 0                  0
Managed with
Performance-Based
Advisory Fees
---------------------------------------------------------------------------
Assets Managed           $[___]               $0              $[___]
---------------------------------------------------------------------------
Assets Managed             $0                 $0                $0
with
Performance-Based
Advisory Fees
---------------------------------------------------------------------------

     As of January [_], 2006, neither portfolio manager beneficially owned any shares of the Fund. After completion of the initial Fund offering, the portfolio managers may purchase common shares of the Fund for their personal accounts.


CONFLICTS OF INTEREST


     The Fund will be managed by the Adviser, which also serves as investment adviser to other Regions Morgan Keegan funds and other accounts with investment objectives identical or similar to those of the Fund. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts are presented with the following potential conflicts:


     o The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. The Adviser seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers' focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the funds.

     o If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, the Adviser and the funds have adopted procedures for allocating portfolio transactions across multiple accounts.

     o With respect to securities transactions for the funds, the Adviser determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds for which the Adviser or an affiliate acts as sub-advisor, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, the Adviser or its affiliates may place separate, non-simultaneous, transactions for a fund and another account which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the fund or the other account.

     o Finally, the appearance of a conflict of interest may arise where the Adviser has an incentive, such as a performance-based management fee, which relates to the management of one fund or account but not all funds and accounts with respect to which a portfolio manager has day-to-day management responsibilities.

     The Adviser and Fund have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

     From time to time, the Adviser may use Morgan Keegan as broker for agency transactions on behalf of the Fund. See "Portfolio Transactions--Execution of Portfolio Transactions" below.



CUSTODIAN AND TRANSFER AGENT


     State Street Bank and Trust Company, N.A., 225 Franklin Street, Boston, Massachusetts 02110, will serve as the custodian of the Fund's cash and investment securities. Computershare Shareholder Services, Inc. and EquiServe Trust Company, N.A., 225 Royall Street, Canton, Massachusetts 02021, will serve as transfer agent, registrar and dividend disbursement agent for the Fund, as well as agent for the Dividend Reinvestment Plan relating to the Fund's common shares.


CODES OF ETHICS


     The Fund, the Adviser and the Fund's principal underwriter have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act. Subject to certain limitations, the Codes of Ethics permit persons subject to the Codes to invest in securities, including securities that may be purchased or held by the Fund. The Codes of Ethics describe the fiduciary duty owed to stockholders by covered persons, establish procedures for personal investing and restrict certain transactions. For example, personal trading in most securities requires pre-clearance. In addition, the Codes of Ethics place restrictions on the timing of personal investing in relation to trades by the Fund.

     The Codes of Ethics may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. The Codes of Ethics are also available on the EDGAR database on the SEC's Internet site at http://www.sec.gov. Copies are also available (subject to a duplicating fee) at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.


                             PORTFOLIO TRANSACTIONS

EXECUTION OF PORTFOLIO TRANSACTIONS

     As of the date of this Statement of Additional Information, the Fund has not commenced operations and therefore has not engaged in any portfolio transactions or paid any brokerage commissions.

     Under the Advisory Agreement, the Adviser is responsible for the execution of the Fund's portfolio transactions and must seek the most favorable price and execution for such transactions, subject to the possible payment, as described below, of higher commissions to brokers who provide research and analysis. The Fund may not always pay the lowest commission or spread available. Rather, the Fund also will take into account such factors as size of the order, difficulty of execution, efficiency of the executing broker's facilities (including the services described below) and any risk assumed by the executing broker.

     The Adviser may give consideration to research, statistical and other services furnished by broker-dealers to the Adviser for its use, may place orders with broker-dealers who provide supplemental investment and market research and securities and economic analysis, and may pay to those brokers a higher brokerage commission or spread than may be charged by other brokers. Such research and analysis may be useful to the Adviser in connection with services to clients other than the Fund. The Adviser's fee is not reduced by reason of its receipt of such brokerage and research services.

     From time to time, the Fund may use Morgan Keegan as broker for agency transactions in listed and OTC securities at commission rates and under circumstances consistent with the policy of best execution. The Adviser will not cause the Fund to pay Morgan Keegan any commission for effecting a securities transaction for the Fund in excess of the usual and customary amount other broker-dealers would have charged for the transaction. Rule 17e-1 under the 1940 Act defines "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." Section 11(a) of the Securities Exchange Act of 1934 ("Exchange Act") prohibits Morgan Keegan from executing transactions on an exchange for the Fund except pursuant to the provisions of Rule 11a2-2(T) thereunder. That rule permits Morgan Keegan, as a member of a national securities exchange, to perform functions other than execution in connection with a securities transaction for the Fund on that exchange only if the Fund expressly consents by written contract.

     The Adviser may also select other brokers to execute portfolio transactions. In the OTC market, the Fund will generally deal with responsible primary market-makers unless a more favorable execution can otherwise be obtained through brokers.

     The Fund may not buy securities from, or sell securities to, Morgan Keegan as principal. The Fund's Board has adopted procedures in conformity with Rule 10f-3 under the 1940 Act whereby the Fund may purchase securities that are offered in underwritings in which Morgan Keegan is a participant.

PORTFOLIO TURNOVER

     The Fund's annual portfolio turnover rates may vary greatly from year to year, but they will not be a limiting factor when the Adviser deems portfolio changes appropriate. The Fund may sell a portfolio investment soon after its acquisition if the Adviser believes that such a disposition is consistent with the Fund's investment objective. Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments. As a result of the Fund's investment policies, the Fund's portfolio turnover rate may change from year to year due to a variety of factors, including general market conditions, and may be higher than that of other mutual funds. It is expected that the annual portfolio turnover rate of the Fund will not exceed 60%, excluding securities having a maturity of one year or less. Because it is difficult to predict accurately portfolio turnover rates, actual turnover may be higher or lower. Higher portfolio turnover results in increased Fund costs, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and on the reinvestment in other securities, which will be borne by the Fund, thereby decreasing the Fund's total return. High turnover rates may also result in a higher level of taxable capital gains. The portfolio turnover rate is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of securities in the portfolio during the year.

                      PROXY VOTING POLICIES AND PROCEDURES


     The Board has delegated to the Adviser the responsibility to vote proxies related to the securities held in the Fund's portfolio. Under this authority, the Adviser is required to vote proxies related to portfolio securities in the best interests of the Fund and its stockholders. The Board permits the Adviser to contract with a third party to obtain proxy voting and related services, including research of current issues.

     The Adviser has implemented written Proxy Voting Policies and Procedures ("Proxy Voting Policy") that are designed reasonably to ensure that the Adviser votes proxies prudently and in the best interest of its clients for whom the Adviser has voting authority, including the Fund. The Proxy Voting Policy also describes how the Adviser addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting.

     The Adviser's Compliance Committee is responsible for developing, authorizing, implementing and updating the Proxy Voting Policy, overseeing the proxy voting process and engaging and overseeing any independent third-party vendors as voting delegate to review, monitor and/or vote proxies. In order to apply the Proxy Voting Policy noted above in a timely and consistent manner, the Adviser utilizes Institutional Shareholder Services, Inc. ("ISS") to vote proxies in accordance with the Adviser's voting guidelines.

     The Adviser's guidelines adopt the voting recommendations of ISS. The Adviser retains final authority and fiduciary responsibility for proxy voting. The Adviser believes that this process is reasonably designed to address material conflicts of interest that may arise between the Adviser and a client as to how proxies are voted.

     In the event that an investment professional at the Adviser believes that it is in the best interests of a client or clients to vote proxies in a manner inconsistent with the Adviser's proxy voting guidelines or in a manner inconsistent with ISS recommendations, the Compliance Committee will review information submitted by the investment professional to determine that there is no material conflict of interest between the Adviser and the client with respect to the voting of the proxy in that manner.

     If the Compliance Committee determines that the voting of a proxy as recommended by the investment professional presents a material conflict of interest between the Adviser and the client or clients with respect to the voting of the proxy, the Compliance Committee shall: (i) take no further action, in which case ISS shall vote such proxy in accordance with the proxy voting guidelines or as ISS recommends; (ii) disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.

     No later than August 31, 2006, information regarding how the Adviser voted proxies relating to the Fund's portfolio securities during the 12-month period ended June 30, 2006 will be available without charge by calling 800-564-2188 (toll-free) or visiting the SEC's website at www.sec.gov. You also may view the proxy voting activity for the Fund by visiting Regions' website at WWW.REGIONS.COM.


                         PORTFOLIO HOLDINGS INFORMATION

     The Fund's portfolio holdings will be publicly available: (1) at the time such information is filed with the SEC in a publicly available filing; or (2) the day next following the day such information is posted on the Fund's website. The Fund's publicly available portfolio holdings, which may be provided to third parties without prior approval, will be:


     o Complete portfolio holdings disclosed in the Fund's semi-annual or annual reports and filed with the SEC on Form N-CSR.

     o Complete portfolio holdings disclosed in the Fund's first and third quarter reports and filed with the SEC on Form N-Q.

     o Top ten portfolio holdings disclosed in the Fund's quarterly profiles and posted on the Fund's website approximately 25 days after quarter-end.


NON-PUBLIC PORTFOLIO HOLDINGS

     Disclosure of the Fund's non-public portfolio holdings provides the recipient with information more current than the most recent publicly available portfolio holdings. Pursuant to the Fund's policies and procedures, the disclosure of non-public portfolio holdings may be considered permissible and within the Fund's legitimate business purposes with respect to: (1) certain service providers; (2) rating and ranking organizations; and (3) certain other recipients. Non-public portfolio holdings may not be disclosed to members of the media under any circumstance. These policies and procedures must be followed when disclosing the Fund's portfolio holdings to any party when such disclosure would provide information more current than the fund's most recent publicly available portfolio holdings. In addition, neither the Fund, the Adviser nor any other party is permitted to receive compensation or other consideration from or on behalf of the recipient in connection with disclosure to the recipient of the Fund's non-public portfolio holdings.

     SERVICE PROVIDERS. A service provider or other third party that receives information about the Fund's non-public portfolio holdings where necessary to enable the provider to perform its contractual services for the Fund (e.g., a person that performs account maintenance and recordkeeping services) may receive non-public portfolio holdings without limitation on the condition that the non-public portfolio holdings will be used solely for the purpose of servicing the Fund and subject to an agreement requiring confidentiality and prohibiting the use of the information for trading.

     RATING AND RANKING ORGANIZATIONS. Any Fund officer may provide the Fund's non-public portfolio holdings to a rating and ranking organization (e.g., Lipper, Morningstar, etc.), without limitation on the condition that the non-public portfolio holdings will be used solely for the purposes of developing a rating and subject to an agreement requiring confidentiality and prohibiting the use of the information for trading.

     OTHER RECIPIENTS. The Fund's partial or complete portfolio holdings may be disclosed to certain other recipients, including current and prospective shareholders of the Fund, provided that:


     o The recipient makes a specific request to an authorized person;

     o The authorized person determines that the Fund has a legitimate business purpose for disclosing non-public portfolio holdings information to the recipient;

     o The Authorized Person obtains prior approval from the Fund's Chief Compliance Officer; and

     o The recipient signs a confidentiality agreement that provides that the non-public portfolio holdings: (1) will be kept confidential; (2) may not be used to trade; and (3) may not be disseminated or used for any purpose other than the purpose approved by the authorized person.

     MEDIA. Non-public portfolio holdings may not be disclosed to members of the media under any circumstance.

     WAIVERS OF RESTRICTIONS. The Fund's policy may not be waived, or exceptions made, without the consent of the Fund's Chief Compliance Officer. All waivers and exceptions will be disclosed to the Fund's Board no later than its next regularly scheduled quarterly meeting.


     CONFLICTS OF INTEREST. If the disclosure of non-public portfolio holdings presents a conflict of interest between the interests of the Fund's stockholders and the interests of the Fund's service providers or other third parties or affiliates thereof, then the conflict of interest will be presented to the Board for review prior to the dissemination of the portfolio holdings information.


     BOARD REVIEW. As part of the annual review of the compliance policies and procedures of the Fund, the Chief Compliance Officer will discuss the operation and effectiveness of this Policy and any changes to the Policy that have been made or recommended with the Board.

     REPURCHASE OF COMMON SHARES; TENDER OFFERS; CONVERSION TO OPEN-END FUND

     The Fund is a closed-end management investment company and as such its stockholders will not have the right to cause the Fund to redeem their shares. Instead, the Fund's common shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Shares of closed-end funds frequently trade at a discount to their net asset value. To the extent the common shares do trade at a discount, the Fund's Board may from time to time engage in open market repurchases or tender offers for shares after, among other things, weighing the benefit to stockholders of the increase in the net asset value per share resulting from such purchases against the decrease in the assets of the Fund and potential increase in the expense ratio of expenses to assets of the Fund and consequent reduction in yield. The Board believes that in addition to the beneficial effects described above, any such purchases or tender offers may result in the temporary narrowing of any discount but will not have any long-term effect on the level of any discount.

     If the Fund were to issue preferred shares, the Fund would not be able to purchase, redeem or otherwise acquire any of its common shares unless (1) all accrued preferred shares dividends have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the Fund's portfolio (determined after deducting the acquisition price of the common shares) is at least 200% of the liquidation value of the outstanding preferred shares (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon).

     Subject to its investment limitations, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tender offers will reduce the Fund's net income. In addition, any service fees incurred in connection with any tender offer made by the Fund will be borne by the Fund and will not reduce the stated consideration to be paid to tendering stockholders. Any share repurchase, tender offer or borrowing that might be approved by the Fund's Board would have to comply with the Exchange Act, the 1940 Act and the rules and regulations thereunder.

     The Board may also from time to time consider submitting to the stockholders a proposal to convert the Fund to an open-end investment company. In determining whether to exercise its sole discretion to submit this issue to stockholders, the Board would consider all factors then relevant, including the relationship of the market price of the common shares to net asset value, the extent to which the Fund's capital structure is leveraged and the possibility of re-leveraging, the spread, if any, between the yields on securities in the Fund's portfolio and interest and dividend charges on preferred shares, if any, issued by the Fund and general market and economic conditions.


     See "Certain Anti-Takeover Provisions in the Fund's Amended and Restated Articles of Incorporation and By-laws" in the Prospectus for a discussion of voting requirements applicable to conversion of the Fund to an open-end investment company. If the Fund converted to an open-end company, it would be required to redeem all preferred shares then outstanding, and the Fund's common shares would no longer be listed on the New York Stock Exchange. Holders of shares of an open-end management investment company may require the company to redeem their shares on any business day (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less any redemption charge in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end companies typically engage in a continuous offering of their shares. Open-end management investment companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management.

     Although the decision to take action in response to a discount from net asset value will be made by the Board at the time it considers such issue, it is the Board's present policy, which it may change, not to authorize repurchases of common shares or a tender offer for such shares if: (1) such transactions, if consummated, would (a) result in the delisting of the common shares from the New York Stock Exchange or (b) impair the Fund's status as a registered closed-end management investment company under the 1940 Act or otherwise impair its status as a regulated investment company under the Code (which would cause its income to be taxed at the Fund level in addition to the taxation of stockholders who receive dividends from the Fund); (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with its investment objectives and policies in order to repurchase shares; or (3) there is, in the Board's judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the New York Stock Exchange, (c) declaration of a banking moratorium by federal or state authorities or any suspension of payment by U.S. or New York banks, (d) material limitation affecting the Fund or the issuers of its portfolio securities by federal or state authorities on the extension of credit by lending institutions or on the exchange of foreign currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States or (f) other event or condition that would have a material adverse effect (including any adverse tax effect) on the Fund or its stockholders if shares were repurchased. The Board may in the future modify these conditions in light of experience.


     The repurchase by the Fund of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tender offers at or below net asset value will result in the Fund's shares trading, on a sustained basis, if at all, at a price equal to their net asset value. Nevertheless, the fact that the Fund's shares may be the subject of repurchase or tender offers from time to time, or that the Fund may be converted to an open-end investment company, may reduce any spread between market price and net asset value that might otherwise exist.

     In addition, a purchase by the Fund of its common shares will decrease the Fund's total assets that would likely have the effect of increasing the Fund's expense ratio. Any purchase by the Fund of its common shares at a time when preferred shares are outstanding will increase the leverage applicable to the outstanding common shares then remaining.

     Before deciding whether to take any action if the common shares trade below net asset value, the Fund's Board would likely consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its stockholders and market considerations. Based on these considerations, even if the Fund's shares should trade at a discount, the Board may determine that, in the interest of the Fund and its stockholders, no action should be taken.

                                   BORROWINGS


     The Fund is permitted, without prior approval of the common stockholders to borrow money. The Fund may issue notes or other evidence of indebtedness (including bank borrowings or commercial paper) and may secure any such borrowings by mortgaging, pledging or otherwise subjecting the Fund's assets as security. In connection with such borrowing, the Fund may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of borrowing over the stated interest rate.

     LIMITATIONS. Borrowings by the Fund are subject to certain limitations under the 1940 Act, including the amount of asset coverage required. In addition, agreements related to the borrowings may also impose certain requirements, which may be more stringent than those imposed by the 1940 Act.

     DISTRIBUTION PREFERENCE. The rights of lenders to the Fund to receive interest on, and repayment of, principal of any such borrowings will be senior to those of the common stockholders, and the terms of any such borrowings may contain provisions which limit certain activities of the Fund, including the payment of dividends to common stockholders in certain circumstances.

     VOTING RIGHTS. The 1940 Act does (in certain circumstances) grant to the lenders to the Fund certain voting rights in the event of default in the payment of interest on, or repayment of, principal. If such provisions would impair the Fund's treatment as a regulated investment company under the Code, the Fund, subject to its ability to liquidate its relatively illiquid portfolio, intends to repay the borrowings. Any borrowings will likely be ranked senior or equal to all other existing and future borrowings of the Fund.

     The discussion above describes the Board's present intention with respect to borrowings. If the Board determines to authorize any the foregoing, the terms may be the same as, or different from, the terms described above, subject to applicable law and the Fund's Amended and Restated Articles of Incorporation (the "Articles").


     In addition, the Fund may engage in other transactions or make investments that have the effect of leverage, such as loans of portfolio securities, credit default swap contracts and other derivatives, and when-issued, delayed delivery or forward commitment transactions. These transactions and investments will not constitute senior securities (and will not be subject to the Fund's limitations on borrowings) to the extent that the Fund segregates liquid assets at least equal in amount to its obligations under the instruments, or enters into offsetting transactions or owns positions covering its obligations.

                         DESCRIPTION OF PREFERRED SHARES


     The Articles authorize the Board to create additional classes of stock. Preferred shares may be issued in one or more classes or series, with such rights as determined by action of the Board without the approval of the common stockholders.

     Although the terms of any preferred shares, including their dividend rate, voting rights, liquidation preference and redemption provisions, will be determined by the Board (subject to applicable law and the Articles) if and when it authorizes a preferred shares offering, it is likely that any such preferred shares would pay cumulative dividends for relatively short-term periods (such as 7 days) and would provide for the periodic redetermination of the dividend rate through an auction process or remarketing procedure. The liquidation preference, preference on distribution, voting rights and redemption provisions of the preferred shares would likely be as stated below.

     As used in this Statement of Additional Information, unless otherwise noted, the Fund's "net assets" include assets of the Fund attributable to any outstanding common shares and preferred shares, with no deduction for the liquidation preference of the preferred shares. Solely for financial reporting purposes, however, the Fund would required to exclude the liquidation preference of preferred shares from "net assets," so long as the preferred shares have redemption features that are not solely within the control of the Fund. For all regulatory and tax purposes, the Fund's preferred shares will be treated as stock (rather than indebtedness).


     LIMITED ISSUANCE OF PREFERRED SHARES. Under the 1940 Act, the Fund could issue preferred shares with an aggregate liquidation value of up to one-half of the value of the Fund's net assets, measured immediately after issuance of the preferred shares. "Liquidation value" means the original purchase price of the shares being liquidated plus any accrued and unpaid dividends. In addition, the Fund would not be permitted to declare any cash dividend or other distribution on its common shares unless the liquidation value of the preferred shares is less than one-half of the value of the Fund's net assets (determined after deducting the amount of such dividend or distribution) immediately after the distribution. To the extent that the Fund has outstanding any senior securities representing indebtedness (such as through the use of derivative instruments that constitute senior securities), the aggregate amount of such senior securities would be added to the total liquidation value of any outstanding preferred shares for purposes of these asset coverage requirements. The liquidation value of the preferred shares would likely not exceed 30% of the value of the Fund's net assets. The Fund would purchase or redeem preferred shares, if necessary, to keep the liquidation value of the preferred shares plus the aggregate amount of other senior securities representing indebtedness at or below one-half of the value of the Fund's net assets.

     DISTRIBUTION PREFERENCE. The preferred shares would have complete priority over the common shares as to distribution of assets.

     LIQUIDATION PREFERENCE. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Fund, holders of preferred shares ("preferred stockholders") would be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus accumulated and unpaid dividends thereon, whether or not earned or declared) before any distribution of assets is made to common stockholders. After payment of the full amount of the liquidating distribution to which they are entitled, preferred stockholders would not be entitled to any further participation in any distribution of assets by the Fund. A consolidation or merger of the Fund with or into any business trust or corporation or a sale of all or substantially all of the assets of the Fund would not be deemed to be a liquidation, dissolution or winding up of the Fund.


     VOTING RIGHTS. In connection with any issuance of preferred shares, the Fund must comply with Section 18(i) of the 1940 Act, which requires, among other things, that preferred shares be voting shares. Except as otherwise provided in the Articles or the Fund's By-laws or otherwise required by applicable law, preferred stockholders would vote together with common stockholders as a single class.


     In connection with the election of the Fund's directors, preferred stockholders, voting as a separate class, would also be entitled to elect two of the Fund's directors, and the remaining directors would be elected by common stockholders and preferred stockholders, voting together as a single class. In addition, if at any time dividends on the Fund's outstanding preferred shares would be unpaid in an amount equal to two full years' dividends thereon, the holders of all outstanding preferred shares, voting as a separate class, would be entitled to elect a majority of the Fund's directors until all dividends in arrears have been paid or declared and set apart for payment.

     The affirmative vote of the holders of a majority of the outstanding preferred shares, voting as a separate class, would be required to approve any action requiring a vote of security holders under Section 13(a) of the 1940 Act including, among other things, the conversion of the Fund from a closed-end to an open-end company or changes in the investment limitations described as fundamental policies under "Investment Limitations." The class or series vote of preferred stockholders described above would in each case be in addition to any separate vote of the requisite percentage of common shares and preferred shares necessary to authorize the action in question.

     Preferred stockholders would not be entitled to vote on matters placed before stockholders if, at or prior to the time when a vote is required, such shares shall have been (1) redeemed or (2) called for redemption and sufficient funds shall have been deposited in trust to effect such redemption.

     REDEMPTION, PURCHASE AND SALE OF PREFERRED SHARES BY THE FUND. The terms of the preferred shares may provide that they are redeemable at certain times, in whole or in part, at the original purchase price per share plus accumulated dividends, that the Fund may tender for or purchase preferred shares and that the Fund may subsequently resell any shares so tendered for or purchased. Any redemption or purchase of preferred shares by the Fund would reduce the leverage applicable to common shares, while any resale of shares by the Fund will increase such leverage.


     The discussion above describes the terms related to a possible offering of preferred shares. The Board currently expects to leverage through borrowing or other forms of indebtedness rather than by issuing preferred shares. If the Board does determine to authorize an offering of preferred shares, the terms thereof may be the same as, or different from, the terms described above, subject to applicable law and the Articles and the Fund's By-laws.

                               FEDERAL TAX MATTERS

The following discussion is a summary of the material federal tax aspects concerning the Fund and the purchase, ownership and disposition of common shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to stockholders in light of their particular circumstances. Unless otherwise noted, this discussion assumes that you are a U.S. person and will hold your common shares as capital assets for federal income tax purposes (generally, assets held for investment). This discussion is based on present provisions of the Code and the Treasury regulations promulgated thereunder ("Regulations") and existing judicial decisions and administrative pronouncements, all of which are subject to change or differing interpretations (possibly with retroactive effect). No ruling has been or will be obtained from the Internal Revenue Service ("Service") regarding any matter relating to the common shares, and no assurance can be given that the Service would not assert a position contrary to any of the tax consequences described below. Prospective investors should consult their own tax advisers with regard to the federal income and other tax consequences of the purchase, ownership or disposition of common shares, as well as the tax consequences arising under the laws of any state, locality, foreign country or other taxing jurisdiction.


TAXATION OF THE FUND

     The Fund intends to qualify each taxable year for treatment as a regulated investment company under Subchapter M of the Code ("RIC"). To qualify for that treatment, the Fund must, among other things:

     (a) derive at least 90% of its gross income each taxable year from (1) dividends, interest, payments with respect to certain securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies and (2) net income from an interest in a "qualified publicly traded partnership" ("QPTP") ("Income Requirement");

     (b) distribute with respect to each taxable year at least 90% of its investment company taxable income--consisting generally of net investment income, short-term capital gain (I.E., the excess of net short-term capital gain over long-term capital loss) and net gains from certain foreign currency transactions, if any, all determined without regard to any deduction for dividends paid for that year ("Distribution Requirement"); and

     (c) diversify its holdings so that, at the end of each quarter of its taxable year, (1) at least 50% of the value of its total assets is represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and to not more than 10% of the issuer's outstanding voting securities (which, for these purposes, includes a QPTP's equity securities), and (2) not more than 25% of the value of the Fund's total assets is invested in (i) the securities (other than those of the U.S. Government or other RICs) of any one issuer, (ii) the securities (other than those of other RICs) of two or more issuers that the Fund controls and are determined to be engaged in the same, similar or related trades or businesses or (iii) the securities of one or more QPTPs.


     If the Fund qualifies for treatment as a RIC, it generally will not be subject to federal income tax on income and gains it timely distributes to its stockholders (including Capital Gain Dividends, as defined below). If the Fund failed to qualify for treatment as a RIC for any taxable year, (1) it would be taxed as an ordinary corporation on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its stockholders and (2) the stockholders would treat all those distributions, including distributions of net capital gain (I.E., the excess of net long-term capital gain over net short-term capital loss), as dividends (that is, ordinary income, except to the extent they are "qualified dividend income," referred to below) to the extent of the Fund's earnings and profits. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for treatment as a RIC.


     The Fund intends to distribute at least annually to its stockholders all or substantially all of its investment company taxable income. The Fund also will annually (1) distribute all its net capital gain or (2) retain all or a portion of its net capital gain for investment. If the Fund retains any investment company taxable income or net capital gain, it will be subject to tax at regular corporate rates on the retained amount. See "Taxation of the Stockholders" for a description of the consequences to the Fund's stockholders of retained net capital gain.

     To the extent the Fund fails to distribute in a calendar year at least an amount equal to the sum of (1) 98% of its ordinary income for that year plus (2) 98% of its capital gain net income for the one-year period ending October 31 of that year, plus 100% of any retained amount of either from the prior year, it will be subject to a nondeductible 4% excise tax ("Excise Tax"). For these purposes, the Fund will be treated as having distributed any amount with respect to which it pays federal income tax. The Fund intends generally to make distributions sufficient to avoid imposition of the Excise Tax.


     If the Fund issues preferred shares, then, at any time when preferred shares are outstanding and its assets are insufficient to satisfy certain requirements, the Fund will be required to suspend distributions to common stockholders until those requirements are satisfied, which may prevent the Fund from satisfying the Distribution Requirement and may therefore jeopardize its qualification for treatment as a RIC or cause it to incur an income tax or Excise Tax liability or both.

TAXATION OF THE STOCKHOLDERS


     DISTRIBUTIONS. Distributions the Fund makes to its stockholders from its investment company taxable income will be taxable to them as ordinary income to the extent of its earnings and profits. The Fund currently expects that a significant part of the dividends it pays will not be eligible for the dividends-received deduction available to corporations or the 15% maximum federal income tax rate on "qualified dividend income" received by individuals enacted by the Jobs and Growth Tax Relief Reconciliation Act of 2003 ("2003 Tax Act"). Fund distributions of net capital gain that are properly designated as such ("Capital Gain Dividends") will be taxable to each stockholder as long-term capital gain, regardless of how long the stockholder has held shares in the Fund. As a result of the 2003 Tax Act, Capital Gain Dividends the Fund pays to individuals with respect to net capital gain it recognizes on sales or exchange of capital assets through December 31, 2008, will be subject to a maximum federal income tax rate of 15%.


     As noted under "Investment Objectives and Policies - Securities Lending," the Fund may lend portfolio securities to institutional investors and, during the time securities are on loan, the borrower will pay the Fund an amount equivalent to any dividends paid on the securities. If securities are on loan over their ex-dividend date, the "equivalent" payments will not be treated as "qualified dividend income."

     Dividends the Fund pays to a foreign shareholder -- other than dividends paid to a foreign shareholder whose ownership of common shares is effectively connected with a U.S. trade or business the shareholder carries on and Capital Gain Dividends paid to a nonresident alien individual who is physically present in the United States for no more than 182 days during the taxable year -- generally will be subject to a federal withholding tax of 30% (or lower treaty rate). The American Jobs Creation Act of 2004, however, created two categories of dividends, "interest-related dividends" and "short-term capital gain dividends," that, if properly designated by the Fund, will be exempt from that tax. "Interest-related dividends" are dividends that are attributable to "qualified net interest income" ("qualified interest income" less allocable deductions), which generally consists of certain original issue discount, interest on obligations "in registered form" and interest on deposits. "Short-term capital gain dividends" are dividends that are attributable to short-term capital gain (as defined above), computed with certain adjustments. The exemption from withholding tax will apply to interest-related dividends and short-term capital gain dividends the Fund pays to foreign investors, with certain exceptions, with respect to its taxable years beginning before January 1, 2008.

     Distributions on the Fund's shares are generally subject to federal income tax as described herein, even though those distributions may economically represent a return of a particular stockholder's investment. Those distributions are likely to occur in respect of shares purchased when the Fund's net asset value reflects gains that are either unrealized or realized but not distributed or income that is not distributed. Those realized gains may be required to be distributed even when the Fund's net asset value also reflects unrealized losses. Distributions are taxable to a stockholder even if they are paid from income or gains the Fund earned before the stockholder's investment (and thus included in the price the stockholder paid).

     If the Fund makes a distribution to a stockholder in excess of its current and accumulated earnings and profits, the excess distribution will be treated as a "return of capital" to the extent of the stockholder's tax basis in its shares and thereafter as capital gain. A return of capital is not taxable, but it reduces a stockholder's tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the stockholder of its shares.


     If the Fund retains any net capital gain, it may designate all or a portion of the retained amount as undistributed capital gains in a notice to its stockholders, each of whom (1) would be required to include in income for federal income tax purposes, as long-term capital gain, its proportionate share of the undistributed amount (which would be taxed at the maximum federal income tax rate of 15% described above for Capital Gain Dividends) and (2) would be entitled to credit its proportionate share of the tax the Fund paid on the undistributed amount (at the rate of 35%) against its federal income tax liability, if any, and to claim a refund to the extent the credit exceeds that liability. For federal income tax purposes, the tax basis in shares a Fund stockholder owns would be increased by an amount equal to the difference between the undistributed capital gains included in the stockholder's gross income and the tax credit the stockholder claimed.


     The Fund will notify stockholders annually as to the federal tax status of Fund distributions to them.


     SALE OF SHARES. A stockholder's sale or other disposition of Fund shares may give rise to a taxable gain or loss in an amount equal to the difference between the amount realized and the stockholder's basis in those shares. In general, any gain or loss realized on a disposition of shares will be treated as long-term capital gain or loss (and thus eligible, in the case of individuals, for the 15% maximum federal income tax rate enacted by the 2003 Tax Act on net capital gain, as described above) if the shares have been held for more than 12 months; otherwise, any such gain or loss will be treated as short-term capital gain or loss. However, if a stockholder sells shares at a loss within six months of his or her purchase thereof, that loss will be treated as long-term, rather than short-term, loss to the extent of any Capital Gain Dividends the stockholder received (or the stockholder's share of any undistributed capital gains designated) with respect to the shares. All or a portion of any loss realized on a disposition of Fund shares will be disallowed if other Fund shares are purchased within 30 days before or after the disposition (including shares purchased pursuant to the Fund's Dividend Reinvestment Plan described in the

Prospectus). In that case, the basis in the newly purchased shares will be adjusted to reflect the disallowed loss.


     From time to time, the Fund may make a tender offer for some of its shares. A tender of shares pursuant to such an offer would be a taxable event. If the Fund decides to make a tender offer, the tax consequences thereof will be disclosed in the documents relating to the offer.

     Under the Regulations, if a stockholder recognizes a loss with respect to common shares of $2 million or more in any single taxable year (or $4 million or more in the taxable year in which the loss is recognized and the five succeeding taxable years) for an individual stockholder, or five times those amounts for a corporate stockholder, the stockholder must file with the Service a disclosure statement on Form 8886. Direct stockholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance stockholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to stockholders of most or all RICs. The fact that a loss is reportable under these Regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Stockholders should consult their own tax advisers to determine the applicability of these Regulations in light of their individual circumstances.



TAX CONSEQUENCES OF CERTAIN INVESTMENTS

     REMICS. The Fund may invest in REITs that hold residual interests in real estate mortgage investment conduits ("REMICs"). Under Regulations that are authorized by the Code but have not yet been issued, and that may apply retroactively, a portion of a REIT's income that is attributable to such an interest (an "excess inclusion") generally may be allocated to the REIT's shareholders in proportion to the dividends they receive. Those Regulations also are expected to treat the excess inclusion income of a RIC, such as the Fund, similarly. Excess inclusion income so allocated to certain tax-exempt entities (including qualified retirement plans, individual retirement accounts and public charities) would constitute unrelated business taxable income to them. In addition, if a "disqualified organization" (which term includes a governmental unit and a tax-exempt entity) is a record holder of a RIC's shares at any time during a taxable year, the RIC will be subject to tax equal to the portion of its excess inclusion income for the year that is allocable to the disqualified organization multiplied by the highest federal income tax rate imposed on corporations. The Fund will not invest directly in REMIC residual interests and does not intend to invest in REITs that, to its knowledge, invest in those interests.

     HEDGING TRANSACTIONS. The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses the Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future Regulations), and gains from options, futures and forward contracts the Fund derives with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the Income Requirement.

     Certain of the Fund's investment practices are subject to special and complex federal income tax provisions that may, among other things, (1) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (2) convert lower taxed long-term capital gain to higher taxed short-term capital gain or ordinary income, (3) convert an ordinary loss or a deduction to a capital loss (the deductibility of which is more limited), (4) cause the Fund to recognize income or gain without a corresponding receipt of cash, (5) adversely affect the timing as to when a purchase or sale of securities is deemed to occur and (6) adversely alter the characterization of certain complex financial transactions. The Fund will monitor its transactions and may make certain tax elections to mitigate the effect of these rules and prevent its disqualification as a RIC.

     FOREIGN SECURITIES. Interest and dividends the Fund receives, and gains it realizes, may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the total return on its securities. Tax treaties between certain countries and the United States may reduce or eliminate these taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

     The Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income for the taxable year is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, if the Fund holds stock of a PFIC, it will be subject to federal income tax on a portion of any "excess distribution" the Fund receives on the stock or of any gain on its disposition of the stock (collectively, "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its stockholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its stockholders. Fund distributions attributable to PFIC income will not be eligible for the 15% maximum federal income tax rate on "qualified dividend income" mentioned above.

     If the Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the Fund's incurring the foregoing tax and interest obligation, it would be required to include in income each year its PRO RATA share of the QEF's annual ordinary earnings and net capital gain -- which the Fund most likely would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax -- even if the Fund did not receive those earnings and gain from the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

     The Fund may elect to "mark-to-market" any stock in a PFIC it owns at the end of its taxable year. "Marking-to-market," in this context, means including in ordinary income for each taxable year the excess, if any, of the fair market value of the stock over the Fund's adjusted basis therein as of the end of that year. Pursuant to the election, the Fund also may deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Fund included in income for prior taxable years under the election. The Fund's adjusted basis in each PFIC's stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

     Investors should be aware that the Fund may not be able, at the time it acquires a foreign corporation's shares, to ascertain whether the corporation is a PFIC and that a foreign corporation may become a PFIC after the Fund acquires shares therein. While the Fund generally will seek to avoid investing in PFIC shares to avoid the tax consequences detailed above, there are no guarantees that it will be able to do so and it reserves the right to make such investments as a matter of its investment policy.

     SECURITIES ISSUED AT A DISCOUNT AND PAY-IN-KIND SECURITIES. The Fund may acquire zero coupon or other securities issued with original issue discount ("OID") [and/or Treasury inflation-indexed securities (initially known as Treasury inflation-protection securities) ("TIPS"), on which principal is adjusted based on changes in the Consumer Price Index]. As a holder of those securities, the Fund must include in gross income the OID that accrues on them, and the amount of any principal increases on TIPs during the taxable year, even if it receives no corresponding payment on them during the year. Similarly, the Fund must include in its gross income securities it receives as "interest" on PIK securities. Because the Fund annually must distribute substantially all of its investment company taxable income, including any accrued OID and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from the Fund's cash assets or from the proceeds of sales of its portfolio securities, if necessary. The Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.


             PERFORMANCE-RELATED, COMPARATIVE AND OTHER INFORMATION

     The Fund may quote certain performance-related information and may compare certain aspects of its portfolio and structure to other similar funds as categorized by Lipper, Inc., Morningstar Inc. or other independent services. Comparison of the Fund to an alternative investment should be made with consideration of differences in features and expected performance. The Fund may obtain and report data from sources or reporting services, such as Bloomberg Financial and Lipper, Inc. that the Fund believes to be generally accurate.

     From time to time, the Fund and/or the Adviser may report to stockholders or to the public in advertisements concerning the Adviser's performance as an adviser to Regions Morgan Keegan mutual funds and other clients, or concerning the comparative performance or standing of the Adviser in relation to other investment advisers. Comparative information may be compiled or provided by independent ratings services or by news organizations. Advertisements may refer to opinions or rankings of the Adviser's overall investment management performance or the Fund's performance contained in third-party reports or publications. Performance information for the Fund or for other Regions Morgan Keegan funds or accounts managed by the Adviser may also be compared to various unmanaged indices or to other benchmarks, some of which may not be available for direct investment. Any performance information, whether related to the Fund or the Adviser, should be considered in light of the Fund's investment objectives and policies, the characteristics and quality of the Fund, and the market conditions during the time period indicated, and it should not be considered to be representative of what may be achieved in the future. The Adviser may provide its opinion with respect to general economic conditions including such matters as trends in default rates or economic cycles.

     The Fund's advertising materials may reference the history of the Adviser and its affiliates or information concerning key investment and managerial personnel including the portfolio manager. These materials may make reference to certain other open-end investment companies managed by the Adviser.

                    INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS


     PricewaterhouseCoopers LLP will serve as independent registered public accountants for the Fund. PricewaterhouseCoopers LLP, will provide audit services, tax return preparation and assistance and consultation in connection with review of the Fund's filings with the Commission.




               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


     Morgan Properties, LLC, an affiliate of the Adviser, will provide the initial capital for the Fund by purchasing [_____] common shares of the Fund for $[________]. As of the date of this Statement of Additional Information, [___________] owned 100% of the outstanding common shares. [____________] may be deemed to control the Fund until such time as it owns less than 25% of the outstanding shares of the Fund.


                             ADDITIONAL INFORMATION

     A Registration Statement on Form N-2, including amendments thereto, relating to the common shares offered hereby, has been filed by the Fund with the SEC. The Prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Registration Statement. Statements contained in the Prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. A copy of the Registration Statement may be inspected without charge at the SEC's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



                           [TO BE FILED BY AMENDMENT.]

                               FINANCIAL STATEMENT

                           [TO BE FILED BY AMENDMENT.]

                       APPENDIX A--RATINGS OF INVESTMENTS

Commercial Paper Ratings
------------------------

     An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. The following summarizes the rating categories used by S&P for commercial paper:

     "A-1" - Issue's degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted "A-1+."

     "A-2" - Issue's capacity for timely payment is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

     "A-3" - Issue has an adequate capacity for timely payment. It is, however, somewhat more vulnerable to the adverse effects of changes in circumstances and economic conditions than an obligation carrying a higher designation.


     "B" - Issue has significant speculative characteristics. Ratings of "B-1," "B-2," and "B-3" may be used to indicate the finer distinctions within the "B" category.

     "C" - Issue is currently vulnerable to nonpayment.


     "D" - Issue is in payment default.

     Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of 12 months. The following summarizes the rating categories used by Moody's for commercial paper:

     "Prime-1" - Issuer or related supporting institutions are considered to have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity.

     "Prime-2" - Issuer or related supporting institutions are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

     "Prime-3" - Issuer or related supporting institutions have an acceptable capacity for repayment of short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced.

Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

     "Not Prime" - Issuer does not fall within any of the Prime rating categories.

     Fitch short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years. The following summarizes the rating categories used by Fitch for short-term obligations:

     "F-1+" - Securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

     "F-1" - Securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

     "F-2" - Securities possess good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the "F-1+" and "F-1" categories.

     "F-3" - Securities possess fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.


     "B" - Securities possess weak credit quality. Issues assigned this rating have characteristics suggesting an uncertain degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

     "C" - Securities possess very weak credit quality Issues assigned this rating have characteristics suggesting a highly uncertain degree of assurance for timely payment.


     "D" - Securities are in actual or imminent payment default.



Corporate and Municipal Long-term Debt Ratings
----------------------------------------------

     The following summarizes the ratings used by S&P for corporate and municipal debt:

     "AAA" - This designation represents the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

     "AA" - Debt is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

     "A" - Debt is considered to have a strong capacity to pay interest and repay principal although such issues are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

     "BBB" - Debt is regarded as having an adequate capacity to pay interest and repay principal. Whereas such issues normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

     "BB," "B," "CCC," "CC" and "C" - Debt is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.


     "BB" - Debt has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

     "B" - Debt has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

     "CCC" - Debt has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

     "CC" - Debt is highly vulnerable to nonpayment.

     "C" - Debt is subordinated and highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.


     "D" - Debt is in payment default. This rating is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. "D" rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

     Plus (+) OR Minus (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.



     The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

     "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

     "A" - Bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     "Baa" - Bonds considered medium-grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     "Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates some speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" represents a poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.



     Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols, Aa1, A1, Ba1 and B1.

     The following summarizes the highest four ratings used by Fitch for corporate and municipal bonds:

     "AAA" - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.


     "AA" - Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA."


     "A" - Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

     "BBB" - Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

     "BB," "B," "CCC," "CC," "C," "DDD," "DD," and "D" - Bonds that possess one of these ratings are considered by Fitch to be speculative investments to at least some degree. The ratings "BB" to "C" denote Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating "DDD" to "D" is an assessment of the ultimate recovery value through reorganization or liquidation. The ratings "DDD" to "D" denote debt currently in default.


Municipal Note Ratings
----------------------

     An S&P rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by S&P for municipal notes:

     "SP-1" - The issuers of these municipal notes exhibit very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

     "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest.

     "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

     Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

     "MIG-1"/"VMIG-1" - Loans bearing this designation are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     "MIG-2"/"VMIG-2" - Loans bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

     "MIG-3"/"VMIG-3" - Loans bearing this designation are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

     "MIG-4"/"VMIG-4" - Loans bearing this designation are of adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

     "SG" - Loans bearing this designation are of speculative quality and lack margins of protection.

     Fitch uses the short-term ratings described under Commercial Paper Ratings for municipal notes.

                           PART C - OTHER INFORMATION



ITEM 25.  FINANCIAL STATEMENTS AND EXHIBITS

      1.    Financial Statements:

            Report of Independent Auditors (to be filed).

            Statement of Assets and Liabilities (to be filed).




      2.    Exhibits:


            a.    (1)   Articles of Incorporation (1)

                  (2) Amended and Restated Articles of Incorporation (filed herewith)

            b.    By-Laws (filed herewith)

            c.    Voting Trust Agreement - none

            d.    (1)   Articles Seventh,  Ninth, Tenth, Eleventh,  Twelfth, and
                  Fourteenth of the Articles of Incorporation

                  (2) Articles II, VIII and XI of the By-Laws

            e.    Dividend Reinvestment Plan (filed herewith)

            f.    Rights of Holders of Long-Term Debt - none

            g.    Form of Investment Advisory Agreement (filed herewith)

            h.    (1)   Form of Underwriting Agreement (to be filed)

                  (2) Form of Master Agreement Among Underwriters (filed herewith)

                  (3)   Form  of  Master   Selected  Dealer   Agreement   (filed
                        herewith)

            i.    Bonus, profit sharing, pension contracts - none

            j.    Form of Custodian Agreement (filed herewith)

            k. (1) Form of Transfer Agency and Service Agreement (to be filed)

                  (2)   Form of Administration Agreement (filed herewith)

                  (3)   Form of Additional Compensation Agreement (to be filed)

            l.    Opinion and Consent of Counsel (to be filed)

            m.    Non-resident Consent to Service of Process - none

            n.    Consent of Independent Auditors (to be filed)

            o.    Omitted Financial Statements - none

            p.    Letter of Investment Intent (to be filed)

            q.    Model Retirement Plan - none

            r.    Code of Ethics


                  (1)   Code of Ethics for Registrant (filed herewith)

                  (2) Code of Ethics for Morgan Asset Management, Inc. and Morgan Keegan & Company, Inc. (filed herewith)

(1) Incorporated by reference to the Registrant's Registration Statement on Form N-2, File Nos. 333-129693 and 811-21833, on November 14, 2005


ITEM 26.  MARKETING ARRANGEMENTS


     See Form of Underwriting Agreement to be filed as Exhibit 2.h(1) to this Registration Statement.


ITEM 27.  OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

     The following table sets forth the expenses to be incurred in connection with the offering described in this Registration Statement:

      Securities and Exchange Commission Fees...............      $
      New York Stock Exchange Listing Fees..................
      NASD, Inc. Fees
      Federal Taxes
      State Taxes and Fees
      Printing and Engraving Expenses.......................
      Legal Fees        ....................................
      Director Fees     ....................................
      Accounting Expenses...................................
      Miscellaneous Expenses

            Total       ....................................      $
                                                                  =======

ITEM 28.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

      None.(1)

_____________________
(1) Until  such time as the  Registrant  completes  the public  offering  of its
Common  Stock, [      ] will be a control person of the Registrant. [   ], a
[     ] corporation, is an indirect wholly owned subsidiary of Regions Financial
Corporation.

ITEM 29.  NUMBER OF HOLDERS OF SECURITIES


                                            Number of Record Shareholders as of
            Title of Class                          January 6, 2006
            --------------                          ---------------


      Shares of Common Stock,
      par value $0.0001 per share                   None

ITEM 30.  INDEMNIFICATION

     Article  Thirteenth  of the  Registrant's  Articles  of  Incorporation  and
Article X of the Registrant's By-laws expected to be filed provide that the Fund shall indemnify its present and past directors, officers, employees and agents, and persons who are serving or have served at the Registrant's request in similar capacities for other entities to the maximum extent permitted by applicable law (including the laws of the State of Maryland and the Investment Company Act of 1940, as amended ("1940 Act")), provided, however, that a transfer agent is not entitled to such indemnification unless specifically approved by the Registrant's Board of Directors. Section 2-418(b) of the Maryland Corporations and Associations Code ("Maryland Code") permits the Registrant to indemnify its directors unless it is proved that the act or omission of the director was material to the cause of action adjudicated in the proceeding, and (a) the act or omission was committed in bad faith or was the result of active or deliberate dishonesty, or (b) the director actually received an improper personal benefit in money, property or services or (c) in the case of a criminal proceeding, the director had reasonable cause to believe the act or omission was unlawful. Indemnification may be made against judgments, penalties, fines, settlements and reasonable expenses incurred in connection with a proceeding, in accordance with the Maryland Code. Pursuant to Section 2-418(j)(1) and Section 4-418(j)(2) of the Maryland Code, the Registrant is permitted to indemnify its officers, employees and agents to the same extent. The provisions set forth above apply insofar as they are consistent with Section 17(h) of the 1940 Act, which prohibits indemnification of any director or officer of the Registrant against any liability to the Registrant or its shareholders to which such director or officer otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.


     Section 12.1 and 12.2 of the Investment Advisory Agreement between the Registrant and Morgan Asset Management, Inc. provide that neither the Adviser nor any director, officer or employee of the Adviser performing services for the Fund at the direction or request of the Adviser in connection with the Adviser's discharge of its obligations hereunder shall be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with any matter to which this Agreement relates; provided that nothing herein contained shall be construed (i) to protect the Adviser against any liability to the Fund or its Stockholders to which the Adviser would otherwise be subject by reason of the Adviser's misfeasance, bad faith, or gross negligence in the performance of the Adviser's duties, or by reason of the Adviser's reckless disregard of its obligations and duties under this Agreement ("disabling conduct") or (ii) to protect any director, officer or employee of the Adviser who is or was a Director or officer of the Fund against any liability to the Fund or its

Stockholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office with the Fund. The Fund will indemnify the Adviser against, and hold it harmless from, any and all expenses (including reasonable counsel fees and expenses) incurred investigating or defending against claims for losses or liabilities described in Section 12.1 not resulting from negligence, disregard of its obligations and duties under this Agreement or disabling conduct by the Adviser. Indemnification shall be made only following: (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Adviser was not liable by reason of negligence, disregard of its obligations and duties under this Agreement or disabling conduct or (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the Adviser was not liable by reason of negligence, disregard of its obligations and duties under this Agreement or disabling conduct by (a) the vote of a majority of a quorum of directors of the Fund who are neither "interested persons" of the Fund nor parties to the proceeding ("disinterested non-party directors") or (b) an independent legal counsel in a written opinion. The Adviser shall be entitled to advances from the Fund for payment of the reasonable expenses incurred by it in connection with the matter as to which it is seeking indemnification hereunder in the manner and to the fullest extent permissible under the Maryland General Corporation Law. The Adviser shall provide to the Fund a written affirmation of its good faith belief that the standard of conduct necessary for indemnification by the Fund has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (a) the Adviser shall provide security in form and amount acceptable to the Fund for its undertaking; (b) the Fund is insured against losses arising by reason of the advance; or (c) a majority of a quorum of the full Board of Directors of the Fund, the members of which majority are disinterested non-party directors, or independent legal counsel, in a written opinion, shall have determined, based on a review of facts readily available to the Fund at the time the advance is proposed to be made, that there is reason to believe that the Adviser will ultimately be found to be entitled to indemnification hereunder.

     Section  9.1,  9.2  and 9.3 of the  Administration  Agreement  between  the
Registrant and Morgan Asset Management, Inc. provide that neither the Administrator nor any director, officer or employee of the Administrator performing services for the Fund at the direction or request of the
Administrator in connection with the Administrator's discharge of its obligations hereunder shall be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with any matter to which this Agreement relates; provided that nothing herein contained shall be construed (i) to protect the Administrator against any liability to the Fund or its stockholders to which the Administrator would otherwise be subject by reason of the Administrator's misfeasance, bad faith, or gross negligence in the performance of the Administrator's duties, or by reason of the Administrator's reckless disregard of its obligations and duties under this Agreement ("disabling conduct"), or (ii) to protect any director, officer or employee of the Administrator who is or was a director or officer of the Fund against any liability to the Fund or its stockholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office with the Fund. The Fund will indemnify the Administrator against, and hold it harmless from, any and all expenses (including reasonable counsel fees and expenses) incurred investigating or defending against claims for losses or liabilities described in Section 9.1 not resulting from negligence, disregard of its obligations and duties under this Agreement or disabling conduct by the Administrator. Indemnification shall be made only following: (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Administrator was not liable by reason of negligence, disregard of its obligations and duties under this Agreement or disabling conduct or (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the Administrator was not liable by reason of negligence, disregard of its obligations and duties under this Agreement or disabling conduct by (a) the vote of a majority of a quorum of directors of the Fund who are neither "interested persons" of the Fund nor parties to the proceeding ("disinterested non-party directors") or (b) an independent legal counsel in a written opinion. The Administrator shall be entitled to advances from the Fund for payment of the reasonable expenses incurred by it in connection with the matter as to which it is seeking indemnification hereunder in the manner and to the fullest extent permissible under the Maryland General Corporation Law. The Administrator shall provide to the Fund a written affirmation of its good faith belief that the standard of conduct necessary for indemnification by the Fund has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (a) the Administrator shall provide security in form and amount acceptable to the Fund for its undertaking; (b) the Fund is insured against losses arising by reason of the advance; or (c) a majority of a quorum of the full Board of Directors of the Fund, the members of which majority are disinterested non-party directors, or independent legal counsel, in a written opinion, shall have determined, based on a review of facts readily available to the Fund at the time the advance is proposed to be made, that there is reason to believe that the Administrator will ultimately be found to be entitled to indemnification hereunder. The Administrator shall indemnify the Fund and hold it harmless from and against any and all losses, damages and expenses, including reasonable attorneys' fees and expenses, incurred by the Fund which result from:
(i) the Administrator's  failure to comply with the terms of this Agreement;  or
(ii) the Administrator's lack of good faith in performing its obligations hereunder; or (iii) the Administrator's negligence or misconduct or that of its employees, agents or contractors in connection herewith. The Fund shall not be entitled to such indemnification in respect of actions or omissions constituting negligence or misconduct on the part of the Fund or its employees, agents or contractors other than the Administrator unless such negligence or misconduct results from or is accompanied by negligence or misconduct on the part of the Administrator, any affiliated person of the Administrator, or any affiliated person of an affiliated person of the Administrator. Before confessing any claim against it which may be subject to indemnification hereunder, the Fund shall give the Administrator reasonable opportunity to defend against such claim in its own name or in the name of the Fund.

     The Underwriting Agreement to be filed as Exhibit 2.h(1) is expected to contain provisions limiting the liability and providing for indemnification of the each underwriter and its directors, officers, employees and affiliates under certain conditions.

     Any indemnification by the Fund shall be subject to the requirements and limitations of Section 17(i) of the 1940 Act and 1940 Act Release 11330.


     Insofar as indemnification for certain liabilities arising under the Securities Act of 1933, as amended ("1933 Act"), may be provided to directors, officers and controlling persons of the Registrant, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding or payment pursuant to any insurance policy) is asserted against the Registrant by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue, if any. The Registrant also maintains Directors and Officers Insurance.

ITEM 31.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER


     Morgan Asset Management, Inc., a Tennessee corporation that is an indirect wholly owned subsidiary of Regions Financial Corporation, serves as the investment adviser to Morgan Keegan Select Fund, Inc., Regions Morgan Keegan Select Funds, RMK High Income Fund, Inc., RMK Strategic Income Fund, Inc. and RMK Advantage Income Fund, Inc. and is a registered investment adviser and offers investment management services to investment companies and other types of investors. Information on its officers and directors is included in its Form ADV filed on November of 2005 with the Securities and Exchange Commission (registration number 801-27629) and is incorporated herein by reference.


ITEM 32.  LOCATION OF ACCOUNTS AND RECORDS

     All  accounts,  books and other  documents  required  to be  maintained  by
Section 31(a) of the Investment Company Act of 1940, as amended ("1940 Act"), and the rules promulgated thereunder with respect to the Registrant are maintained in the physical possession of Registrant's adviser, Morgan Asset Management, Inc., Morgan Keegan Tower, Fifty Front Street, Memphis, Tennessee 38103 and 417 North 20th Street, Suite 1500, Birmingham, AL 35203.

ITEM 33.  MANAGEMENT SERVICES

      None.

ITEM 34.  UNDERTAKINGS

      1. The Registrant hereby undertakes to suspend the offering of its shares until it amends its Prospectus if:

            (1) subsequent to the effective date of this Registration Statement, the net asset value per share declines more than 10% from its net asset value per share as of the effective date of the Registration Statement; or

            (2) the net asset value increases to an amount greater than its net proceeds as stated in the Prospectus.

      2.    N/A

      3.    N/A

      4.    N/A

      5.    The Registrant hereby undertakes that:

            (1) For purposes of determining any liability under the 1933 Act, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 497(h) under the 1933 Act shall be deemed to be part of this Registration Statement as of the time it was declared effective; and

            (2) For the purposes of determining any liability under the 1933 Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial BONA FIDE offering thereof.

      6. The Registrant hereby undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, its Statement of Additional Information.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Pre-Effective No. 1 to its Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Memphis, and the State of Tennessee, on the 9th day of January 2006.


                                     RMK MULTI-SECTOR HIGH INCOME FUND, INC.


                                         By:    /s/ Carter E. Anthony
                                                ------------------------------
                                                Name:  Carter E. Anthony
                                                Title: President


                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned officers and directors, hereby nominate, constitute and appoint each of Allen B. Morgan, Jr., Joseph C. Weller, Charles D. Maxwell, Arthur J. Brown and Jennifer R. Gonzalez, and each of them singly, with full power to act without the other, his/her true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him/her and on his/her behalf, and in his/her name and in his/her capacity as officers or directors of the Registrant, to make, execute and sign any and all amendments to the Registrant's registration statement on Form N-2, and to file with the Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and sale of the shares of capital stock of the Registrant, any such amendment, and any and all supplements thereto or to any prospectus or statement of additional information forming a part thereof, and any and all exhibits and other documents requisite in connection therewith, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do. The undersigned officers and directors hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Pre-Effective Amendment No. 1 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.



Signature                                Title                    Date
---------                                -----                    ----


/s/ Carter E. Anthony                  President             January 9, 2006
------------------------------
Carter E. Anthony

/s/ Joseph C. Weller                   Treasurer             January 9, 2006
------------------------------

Joseph C. Weller

/s/ J. Kenneth Alderman                Director              January 9, 2006
------------------------------
J. Kenneth Alderman

/s/ Jack R. Blair                      Director              January 9, 2006
------------------------------
Jack R. Blair

/s/ Albert C. Johnson                  Director              January 9, 2006
------------------------------
Albert C. Johnson

/s/ James Stillman R. Mcfadden         Director              January 9, 2006
------------------------------
James Stillman R. McFadden

/s/ W. Randall Pittman                 Director              January 9, 2006
------------------------
W. Randall Pittman

/s/ Mary S. Stone                      Director              January 9, 2006
------------------------------
Mary S. Stone

/s/ Allen B. Morgan, Jr.               Director              January 9, 2006
------------------------------
Allen B. Morgan, Jr.

/s/ Archie W. Willis III               Director              January 9, 2006
------------------------------
Archie W. Willis III

                     RMK MULTI-SECTOR HIGH INCOME FUND, INC.

                                  EXHIBIT INDEX

   Exhibit     Document Description
   -------     --------------------


      (a)(2)      Amended and Restated Articles of Incorporation

      (b)         By-Laws

      (e)         Dividend Reinvestment Plan

      (g)         Form of Investment Advisory Agreement

      (h)(2)      Form of Master Agreement Among Underwriters

      (h)(3)      Form of Master Selected Dealer Agreement

      (j)         Form of Custodian Contract

      (k)(2)      Form of Administration Agreement

      (r)(1)      Code of Ethics for Registrant

      (r)(2) Code of Ethics for Morgan Asset Management, Inc. and Morgan Keegan & Company, Inc.